1998 SEMIANNUAL REPORT
Janus Equity Funds

          JANUS FUND

          JANUS BALANCED FUND

          JANUS ENTERPRISE FUND

          JANUS EQUITY INCOME FUND

          JANUS GROWTH AND INCOME FUND

          JANUS MERCURY FUND

          JANUS OLYMPUS FUND

          JANUS OVERSEAS FUND

          JANUS SPECIAL SITUATIONS FUND

          JANUS TWENTY FUND

          JANUS VENTURE FUND

          JANUS WORLDWIDE FUND

                                                                    [LOGO] JANUS

                               TABLE OF CONTENTS
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Our Message to You                                                             1
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Portfolio Manager's Commentary and Schedule of Investments
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     Janus Fund                                                                2
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     Janus Balanced Fund                                                       5
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     Janus Enterprise Fund                                                     9
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     Janus Equity Income Fund                                                 12
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     Janus Growth and Income Fund                                             15
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     Janus Mercury Fund                                                       19
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     Janus Olympus Fund                                                       22
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     Janus Overseas Fund                                                      25
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     Janus Special Situations Fund                                            30
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     Janus Twenty Fund                                                        33
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     Janus Venture Fund                                                       36
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     Janus Worldwide Fund                                                     40
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Statements of Operations                                                      46
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Statements of Assets and Liabilities                                          46
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Statements of Changes in Net Assets                                           48
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Financial Highlights                                                          51
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Notes to Schedules of Investments                                             56
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Notes to Financial Statements                                                 58
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An Explanation of Performance Information
     Performance overview graphs on the following pages compare the performance of a $10,000 investment in each fund since its inception to one or more widely used market indexes. Each graph reflects the lifetime performance of the fund through April 30, 1998.
     When comparing the performance of a fund with an index, keep in mind that market indexes do not take into account brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends, interest payments or operating expenses necessary to maintain a portfolio investing in the index.
     Average annual total returns are quoted for each fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions and then calculating the annual compound percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

An Explanation of the Schedule of Investments
     Following the performance overview is each fund's Schedule of Investments. This schedule reports the industry concentrations and the different types of securities held in the fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).
     The market value of each security represents its value on the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the fund's exposure to different countries by indicating the percentage of securities invested in each country.

An Explanation of the Forward Currency Contract Table
     A table listing forward currency contracts follows each fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the fund's long-term holdings.
     The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

                               OUR MESSAGE TO YOU

Dear Shareholders:
     America's continued healthy economy and a major push toward corporate restructuring in European markets set the stage for solid global stock market gains during the first half of our fiscal year, November 1, 1997, to April 30, 1998, despite lingering economic turmoil in Asia. Benchmark domestic and foreign indexes gained considerably during the period, with some setting new records.
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Standard & Poor's 500 Stock Index                                         22.50%
Standard & Poor's 400 MidCap Stock Index                                  19.17%
Russell 2000 Index (small stocks)                                         11.88%
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All returns include reinvested dividends.

Positive Trends Boost U.S. Markets
     Helping push the U.S. stock market to new heights has been an economic era of moderate growth, low interest rates, minimal inflation, and steady corporate earnings. Perhaps the best indication of U.S. economic strength was a rise in gross domestic product - the sum of all goods and services produced in the U.S.
- from a robust 3.7% in the fourth quarter of 1997 to an even higher 4.2% in the first three months of '98. Other positive indicators included a surge in production capacity and an unemployment level that in the first quarter was at a 24-year low.
     We've witnessed several trends that continue to help shape this "dream economy," including tremendous advances in technology, globalization, and consolidation within certain industries - the latter of which has resulted in a record level of mergers and acquisitions.
     Particularly evident was the wave of consolidations in the banking and securities industries brought about by government deregulation, economies of scale, and increased global competition. The proposed mega-merger between Travelers Group and Citicorp was the first to make headlines in early April. One week later, NationsBank announced its marriage with BankAmerica, and BancOne tied the knot with First Chicago.
     Mergers and acquisitions in banking and other industries were encouraged by soaring markets this period. This consolidation in turn enables industries to improve profitability, which drives individual stock prices higher. As several of our portfolio managers explain in their letters, many of our stocks benefited from these events.
     Finally, the liquidity of big, brand-name companies continued to capture the attention of investors. Even though earnings growth among smaller companies outpaced that of the larger names in recent months, a market awash in cash seemed intent on staying the course.

Strong Markets Abroad
     Because of the economic downturn in Asia, resulting in a sharp decrease in commodity prices, global inflationary pressures were reduced. Consequently, many global markets responded favorably.
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MSCI EAFE Index(1)                                                        15.44%
MSCI World Index(1)                                                       18.86%
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     Regardless  of its  positive  effects  on the  overall  global  economy,  I continue to view Asia with less optimism. The Japanese government is in the midst of developing a reform package necessary to stimulate its economy, which in turn may help move the economies of other Asian countries. However, Japanese companies have been ineffective in enacting the same corporate restructuring strategies and shareholder value reforms that have made U.S. companies the envy of the world. And although this has presented a buying opportunity for Asian stocks, we remain cautious and selective about our investments there.
     While certain stocks were hit by Asia's economic woes, especially those in the oil services sector and some bellwether technology stocks, most markets generally managed to avoid the worst of the "Asian Flu." However, I suspect its harshest shock waves may not be felt until the second half of 1998. In anticipation of this possibility and as part of our long-standing goal to keep our funds flexible in the face of potential economic turbulence, we've redoubled our research efforts so that we're confident our stock selections should hold their own in any market environment.
     The economies of Continental Europe gained momentum during the last six months, fueled primarily by corporate prosperity in the United Kingdom, particularly in the pharmaceutical and banking industries. Companies there mirrored the successful restructuring and consolidation themes initiated in the U.S. and were rewarded by significant earnings growth. European holdings in the information technology sector also helped to boost returns in several of our funds, as explained in greater detail by some of our portfolio managers.
     I believe the buoyancy in European markets was also linked to a progression toward a common currency known as the Euro and a collective movement toward lower and more closely aligned interest rates. Together, these trends played what I believe was perhaps the most conspicuous role in propelling many European markets.

Looking Ahead
     While I anticipate that benign inflation and low interest rates could set the stage for healthy global markets in the months ahead, our team of analysts and portfolio managers will continue to keep a close eye on corporate earnings growth, which was surprisingly slim considering the stock market's rally this period. Some market observers believe the seemingly lofty levels of today's stock markets account for expectations of a resurgence in corporate profitability during the second half of the year. But if earnings fail to rebound in the third and fourth quarters, markets could quickly become vulnerable.
     At Janus, however, we are not swayed by overall market sentiment. And earnings reports are only "the tip of the iceberg," because our investment selections are based on solid company fundamentals positioned to prevail in any market scenario. We're confident our in-depth, hands-on method of research will continue to help us identify these fundamentals, enabling us to find the best investment opportunities for your money.
     With that said, I want to thank you for the confidence you've placed in us.

Sincerely,

/s/ Tom Bailey

Tom Bailey
Chairman

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(1)  Both index  returns  include net  dividends  reinvested.  Net dividends are those dividends that remain to be reinvested after foreign tax obligations are met. Tax obligations vary from country to country. EAFE stands for Europe, Australasia, and the Far East. Neither the U.S. nor the emerging markets of Latin America and Eastern Europe are represented in EAFE. The MSCI World Index contains North America, Europe, and the Asia/Pacific Region.
Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   1

                  JANUS FUND Portfolio Manager, James P. Craig

     Janus Fund posted a gain of 20.01% for the six months ended April 30, 1998. I am not pleased to have trailed the Standard & Poor's 500 Index, which returned a total of 22.50% (both returns include reinvested dividends), but I am encouraged by changes made during the period that had an increasingly positive effect on results.
     The Fund has been restructured to focus more on higher earnings growth. I believe the days of easy gains from P/E-multiple expansion are behind us. Going forward, the companies that stay afloat are likely to be the ones that can exceed earnings expectations.

A Market Again Led by Large Caps
     As Tom Bailey pointed out in his letter, large companies continued to capture investors' interest during the past six months. Following the crisis in Asia that began last summer, the U.S. markets bounced back, with the very largest of stocks leading the way.
     Taking advantage of the volatility, I divested some of our financial services and consumer nondurable stocks and reinvested in technology businesses. I focused on companies with strong franchises (i.e., those with the highest barriers to entry) that also had solid long-term stories.
     Among the technology positions augmented were market-dominating companies like Microsoft, Cisco Systems - a leading manufacturer of networking equipment - and Parametric Technology. We also invested in Cadence Design Systems, a maker of semiconductor-manufacturing software, and Maxim Integrated Products, a high-value-added supplier of analog semiconductors. Finally, we began building a position in Applied Materials, Inc., the world's leading supplier of semiconductor fabrication systems and services.

Strong Performance by Media and Drug Stocks
     I'm very optimistic about new areas within the cable industry, such as telephone, Internet, and digital cable services. The delivery systems for these new products (i.e., the cable systems) are already in place in most parts of the country. Now there is a great opportunity for companies to provide new services via these existing systems and thereby generate tremendous additional cash flow.
     With this in mind, the portfolio management team beefed up our investment in media conglomerate Time Warner and cable TV companies Tele-Communications, Inc., Comcast, and Media One (formerly part of U.S. West). All three sustained their impressive runs as Wall Street came to better understand both their individual prospects and the growth potential for their industry.
     Another medium that we like is radio, where revenues are on the rise and consolidation is making the business more efficient. Advertisers are shifting from network TV and other more expensive media to radio. Meanwhile, new regulations allow companies to own up to half of a radio market. The result is increased profitability at companies like CBS, Chancellor Media, and Clear Channel Communications.
     Our pharmaceutical holdings continue to provide great performance overall. Nonetheless, we shifted our positions to keep the focus on the biggest companies with the strongest R&D and delivery systems. We strengthened positions in Warner-Lambert and Pfizer, which continue to be successful in introducing new products, and trimmed our SmithKline Beecham holding while eliminating our position in Bristol-Myers Squibb.

A More Flexible Approach
     During the past year, I have adjusted my strategy slightly in response to the higher P/Es of recent years, which could continue as long as the economy and corporate profits remain steady and interest rates are low. I find myself holding the Fund's winners a bit longer and buying more aggressively when I'm persuaded by the evidence that a company can grow earnings faster than generally expected.
     One result is a more focused fund, which can mean greater volatility. However, I'm confident in the quality of our investments. We're spending even more time on the road, face to face with corporate CEOs, clients, and competitors, to ensure that we own companies with the strongest market share in fast-growing industries.
     Unfortunately, even a deep understanding of a company's fundamental strengths is not always a defense against broad change. For instance, our most significant challenge during the period involved the oil industry. Approximately 7% of the Fund's assets were invested in oil services stocks when oil prices collapsed this winter. We were caught off guard and were admittedly slow to react. We essentially liquidated our holdings at cost, but this was well below their values at the beginning of the period.
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Portfolio Profile                   April 30, 1998        October 31, 1997
Equities                                 96.2%                  97.4%
  Foreign                                11.8%                  18.6%
  European                               11.2%                  17.6%
Top 10 Equities (% of Assets)            35.2%                  25.9%
Number of Stocks                           68                    110
Cash & Cash Equivalents                   3.8%                   2.6%
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Top 10 Equity Holdings              April 30, 1998        October 31, 1997
Microsoft Corp.                           4.6%                   2.6%
Cisco Systems, Inc.                       4.5%                   2.6%
Monsanto Co.                              3.7%                   3.4%
CBS Corp.                                 3.7%                    --
Time Warner, Inc.                         3.3%                   0.8%
Comcast Corp. - Special Class A           3.2%                   0.6%
Tele-Communications, Inc. - Class A       3.1%                   2.3%
Parametric Technology Co.                 3.1%                   1.8%
Cadence Design Systems, Inc.              3.1%                   2.0%
Warner-Lambert Co.                        2.9%                   2.5%
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Top 5 Industries                    April 30, 1998        October 31, 1997
Computer Software                        10.7%                   6.4%
Diversified Operations                    9.1%                   9.8%
Medical - Drugs                           9.1%                   8.4%
Cable Television                          9.0%                   3.0%
Money Center Banks                        6.9%                   4.8%
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A Truly Global Marketplace
     I don't believe we've felt the full impact from the falloff in Asia. However, I believe the growth in the U.S. and Europe should outweigh these effects. In fact, the implosion of these Asian economies has been bullish for U.S. stocks because it has held down prices and inflationary pressures.
     I continue to watch carefully the strength of the economy and to look for any ramifications on interest rates. While I'm optimistic rates will stay at present levels, I also keep an eye out for any signs that they might move up, which could be dangerous for the markets.
     In closing, I would like to thank you for investing in Janus Fund.

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Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   2

                  JANUS FUND Portfolio Manager, James P. Craig

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through April 30, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Fund ($917,186) as compared to the S&P 500 Index ($374,604). There is a legend in the upper left quadrant of the graph which indicates Janus Fund's one-year, five-year, ten-year and since inception (February 5, 1970) average annual total returns as 39.48%, 19.12%, 19.64% and 17.35%, respectively.

*The Fund's inception date       Source - Lipper Analytical Services, Inc. 1998.
Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                      JANUS FUND April 30, 1998 (unaudited)
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Shares or
Principal Amount                                                    Market Value
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Common Stock - 96.2%
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Agricultural Biotechnology - 3.7%
   15,523,925    Monsanto Co.                                    $   820,827,534
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Applications Software - 0.5%
    2,292,800    PeopleSoft, Inc.*                                   106,615,200
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Automotive - Truck Parts and Equipment - 1.0%
    3,543,300    Federal-Mogul Corp.#                                229,207,219
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Cable Television - 9.0%
   19,959,300    Comcast Corp. - Special Class A#                    714,792,431
    1,439,437    Cox Communications, Inc. - Class A*                  64,234,876
   21,226,431    Tele-Communications, Inc. - Class A*                684,552,400
   13,787,860    US WEST Media Group*                                520,491,715
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                                                                   1,984,071,422
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Chemicals - Diversified - 5.1%
    8,047,615    E.I. du Pont de Nemours and Co.                     585,966,967
   26,300,000    Imperial Chemical Industries PLC                    477,553,296
    1,705,460    Solutia, Inc.                                        48,392,428
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                                                                   1,111,912,691
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Chemicals - Specialty - 0.7%
    2,750,725    Cytec Industries, Inc.*,#                           150,602,194
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Circuits - 1.8%
    3,956,135    Analog Devices, Inc.*                               154,042,007
    3,101,715    Linear Technology Corp.                             249,688,058
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                                                                     403,730,065
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Commercial Banks - 1.3%
    1,976,795    Northern Trust Corp.                                144,306,035
    2,288,000    Star Banc Corp.                                     144,573,000
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                                                                     288,879,035
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Commercial Services - 0.8%
    5,565,280    Gartner Group, Inc. - Class A*,#                $   184,349,900
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Computer Software - 10.7%
   18,606,420    Cadence Design Systems, Inc.*,#                     675,645,626
   11,234,980    Microsoft Corp.*                                  1,012,552,573
   21,147,000    Parametric Technology Co.*,#                        676,043,156
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                                                                   2,364,241,355
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Computers - Integrated Systems - 0.3%
    2,125,000    Wang Laboratories, Inc.*,#                           57,375,000
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Computers - Micro - 0.9%
    2,404,705    Dell Computer Corp.*                                194,179,929
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Containers - Paper and Plastic - 0.3%
    1,053,975    Sealed Air Corp.*                                    66,268,678
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Cruise Lines - 1.0%
    3,194,425    Carnival Corp. - Class A                            222,212,189
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Diversified Financial Services - 0.8%
    2,312,900    Associates First Capital Corp. - Class A            172,889,275
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Diversified Operations - 9.1%
   22,903,600    CBS Corp.*                                          815,940,750
    4,167,200    General Electric Co.                                354,732,900
    9,422,818    Siebe PLC                                           214,267,343
      941,200    Textron, Inc.                                        73,648,900
   10,225,700    Tyco International, Ltd.                            557,300,650
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                                                                   2,015,890,543
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Drug Delivery Systems - 0.3%
    1,587,500    ALZA Corp.*                                          76,100,781
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Electronic Components - Semiconductors - 5.5%
    4,722,720    Applied Materials, Inc.*                            170,608,260
   11,256,900    Maxim Integrated Products, Inc.*,#                  454,497,338
    9,005,575    Texas Instruments, Inc.                             576,919,648
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                                                                   1,202,025,246
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See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   3

                     JANUS FUND April 30, 1998 (unaudited)
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Shares or
Principal Amount                                                    Market Value
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Finance - Consumer Loans - 2.0%
    1,399,150    Beneficial Corp.                                $   182,414,181
    2,018,905    Household International, Inc.                       265,359,826
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                                                                     447,774,007
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Finance - Investment Bankers/Brokers - 2.9%
    7,950,937    Charles Schwab Corp.                                278,282,795
    4,569,770    Morgan Stanley, Dean Witter, Discover and Co.       360,440,609
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                                                                     638,723,404
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Finance - Other Services - 0.6%
    2,885,363    Newcourt Credit Group, Inc.                         141,743,457
--------------------------------------------------------------------------------
Human Resources - 0.7%
    2,798,868    Robert Half International, Inc.*                    151,488,731
--------------------------------------------------------------------------------
Internet Software - 1.0%
    2,731,600    America Online, Inc.*                               218,528,000
--------------------------------------------------------------------------------
Life and Health Insurance - 1.4%
      137,505    Schweizerische Lebensversicherungs-und
                   Rentenanstalt                                     116,333,883
    3,588,179    UNUM Corp.#                                         192,864,621
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                                                                     309,198,504
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Medical - Drugs - 9.1%
    5,309,555    Astra A.B. - Class A                                109,088,955
    2,689,565    Eli Lilly and Co.                                   187,092,865
       52,078    Novartis A.G.                                        86,105,738
    5,316,050    Pfizer, Inc.                                        605,032,941
    1,770,850    Schering-Plough Corp.                               141,889,356
   19,426,531    SmithKline Beecham PLC                              229,677,529
    3,426,950    Warner-Lambert Co.                                  648,336,103
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                                                                   2,007,223,487
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Medical - Wholesale Drug Distributors - 1.1%
    2,431,037    Cardinal Health, Inc.                               233,987,311
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Money Center Banks - 6.9%
    8,683,590    Bank of New York Co., Inc.                          512,874,534
    1,961,650    BankAmerica Corp.                                   166,740,250
   13,470,291    Barclays PLC                                        388,735,356
      456,250    Citicorp                                             68,665,625
   11,022,027    Lloyds TSB Group PLC                                165,398,742
      129,789    UBS                                                 209,055,178
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                                                                   1,511,469,685
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Multimedia - 3.9%
    3,135,550    Meredith Corp.#                                     134,828,650
    9,348,596    Time Warner, Inc.                                   733,864,786
--------------------------------------------------------------------------------
                                                                     868,693,436
--------------------------------------------------------------------------------
Networking Products - 4.5%
   13,427,600    Cisco Systems, Inc.*                                983,571,700
--------------------------------------------------------------------------------
Pharmacy Services - 0.5%
    3,204,860    Omnicare, Inc.                                      109,766,455
--------------------------------------------------------------------------------
Printing - Commercial - 0.2%
    1,084,100    World Color Press, Inc.*                             34,691,200
--------------------------------------------------------------------------------
Publishing - Books - 2.1%
    3,561,781    Wolters Kluwer N.V.**,#                             465,557,953
--------------------------------------------------------------------------------
Radio - 2.5%
    7,602,520    Chancellor Media Corp.*,#                           360,644,543
    2,002,304    Clear Channel Communications, Inc.*                 188,717,152
--------------------------------------------------------------------------------
                                                                     549,361,695
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Retail - Discount - 1.6%
    6,245,475    Costco Companies, Inc.*                             348,965,916
--------------------------------------------------------------------------------
Telephone - Long Distance - 1.8%
    3,248,040    AT&T Corp.                                      $   195,085,403
    4,928,725    WorldCom, Inc.*                                     210,857,016
--------------------------------------------------------------------------------
                                                                     405,942,419
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Television - 0.6%
    3,292,289    Univision Communications, Inc. - Class A*,#         126,135,822
--------------------------------------------------------------------------------
Total Common Stock (cost $14,749,607,225)                         21,204,201,438
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Money Market - 0%
                 Janus Government Money Market Fund
$   6,000,000      5.58% (cost $6,000,000)                             6,000,000
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Short-Term Corporate Notes - 0.9%
                 CIT Holdings
  150,200,000      5.51%, 5/1/98                                     150,200,000
                 Norwest Corp.
   50,000,000      5.49%, 5/15/98                                     49,893,250
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Total Short-Term Corporate Notes (amortized cost $200,093,250)       200,093,250
--------------------------------------------------------------------------------
Time Deposit - 0.5%
                 First Union Bank North Carolina EDT
  120,000,000      5.50%, 5/1/98 (cost $120,000,000)                 120,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.7%
                 Fannie Mae:
   50,000,000      5.43%, 5/13/98                                     49,909,500
   50,000,000      5.75%, 5/13/98                                     49,378,500
   50,000,000      5.70%, 6/8/98                                      49,720,278
   50,000,000      5.70%, 6/30/98                                     49,549,500
   50,000,000      5.75%, 7/21/98                                     49,393,500
   50,000,000      5.75%, 7/24/98                                     49,371,000
   75,000,000      5.75%, 7/30/98                                     73,988,250
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $371,333,264)                   371,310,528
--------------------------------------------------------------------------------
Total Investments (total cost $15,447,033,739) - 99.3%            21,901,605,216
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.7%        146,061,967
--------------------------------------------------------------------------------
Net Assets - 100%                                                $22,047,667,183
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 April 30, 1998

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Canada                                 0.6%                      $   141,743,457
Netherlands                            2.1%                          465,557,953
Sweden                                 0.5%                          109,088,955
Switzerland                            1.9%                          411,494,799
United Kingdom                         6.8%                        1,475,632,266
United States++                       88.1%                       19,298,087,786
--------------------------------------------------------------------------------
Total                                100.0%                      $21,901,605,216
================================================================================
++Includes Short-Term Securities (84.9% excluding Short-Term Securities)

                           Forward Currency Contracts
                             Open at April 30, 1998

Currency Sold and                   Currency         Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Dutch Guilder 7/23/98            450,000,000    $ 223,702,525       ($1,639,311)
--------------------------------------------------------------------------------
Total                                           $ 223,702,525       ($1,639,311)
================================================================================

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   4

            JANUS BALANCED FUND Portfolio Manager, Blaine P. Rollins

     I'm glad to report that Janus Balanced Fund continued to post solid returns this period. The Fund gained 14.00% during the first half of our fiscal year, November 1, 1997, to April 30, 1998, versus a 22.50% increase by the S&P 500 Index. In addition, the Lehman Brothers Government/Corporate Bond Index gained 3.64% during the period. All returns include reinvested dividends.
     For the 12 months ended April 30, 1998, Janus Balanced Fund ranked 29th out of 365 balanced funds tracked by Lipper Analytical Services, Inc., a leading mutual fund rating company.(1)
     True to its name, Janus Balanced Fund maintained about 40% to 60% each of stocks and income-producing securities this period. However, stocks primarily drove the Fund's performance as the U.S. stock market was propelled upward by low interest rates, benign inflation, and a reevaluation of events in Asia.

Consolidation Trend Buoys Stocks
     As Tom Bailey mentioned in his letter, industry consolidation was a trend that continued to evolve during this half of the year. I was thrilled by the Fund's participation in this trend via its media and pharmaceutical stocks. A reduction in capital expenditures, a concentration in assets for research and product development, and streamlined delivery channels were a few of the positive effects these companies experienced as a result.
     I was especially pleased by the strong performance of CBS Corporation and believe it excelled as a direct result of consolidation. Acquisitions within the radio industry in particular allowed management to leverage a fixed-cost structure by sharing advertising staff and reducing overhead. The bottom line was improved margins and accelerated profits.
     Recent merger and acquisition activity in the pharmaceutical industry has indicated the beginning of what I believe will be a long-term trend in this area. The attempted merger of SmithKline Beecham and Glaxo Wellcome illustrates the growing need to control costs and focus research in order to enhance profits. Although the merger fell through and our SmithKline Beecham stock retreated somewhat from its highs, I was still satisfied by the stock's overall performance this period, but ultimately eliminated this position.
     Other investments that met my expectations were in the technology, retail, and travel industries. Leaders in these areas of the market demonstrated a history of predictable earnings, strong cash flow, and shareholder-oriented management.
     Falling short of my expectations were oil stocks, hit hard as a result of lagging demand from the Pacific Rim and conflicts within OPEC about production volume. Several major oil producers consequently cut back on exploration, drilling, and production this period. I therefore eliminated positions in the oil services equipment and deep-water offshore drilling segments, taking losses in Schlumberger Ltd. and Transocean Offshore.

Fixed-Income Investments Remain Solid
     On the fixed-income side of the Fund, our investments provided solid yields and appreciation. I lengthened the Fund's duration to the 7- to 10-year range on prospects of continued low interest rates. The quality of these fixed-income investments is still extremely high as the Fund maintained positions in U.S. Treasuries and investment-grade corporate bonds. And in an effort to enhance the overall risk/return profile of the Fund, I continue to look for opportunities to add yield through convertibles, such as our Houston Industries holding, which, in addition to its 4.5% yield, should provide us with a 90% upside movement with Time Warner common stock.
--------------------------------------------------------------------------------
Portfolio Profile                   April 30, 1998        October 31, 1997
Equities                                 47.8%                  51.9%
Fixed-Income Securities
  U.S. Treasury Notes                    12.4%                  18.2%
  Investment-Grade
    Corporate Bonds                       8.6%                   6.3%
  High-Yield Corporate Bonds             12.6%                   8.0%
  Foreign Corporate Bonds                  --                    1.4%
  Preferred Stock                        16.7%                  10.6%
Top 10 Equities (% of Assets)            20.0%                  16.6%
Number of Stocks                           54                     87
Cash & Cash Equivalents                   1.9%                   3.6%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings              April 30, 1998        October 31, 1997
Comcast Corp. - Special Class A           3.8%                    --
Dell Computer Corp.                       2.4%                   0.8%
Schweizerishe Lebensversicherungs
  -und Rentenanstalt                      2.0%                   2.4%
Dionex Corp.                              1.9%                   2.5%
Maxim Integrated Products, Inc.           1.8%                    --
Cisco Systems, Inc.                       1.8%                   1.0%
Texas Instruments, Inc.                   1.7%                    --
Linear Technology Corp.                   1.6%                    --
Charles Schwab Corp.                      1.5%                   1.1%
Morgan Stanley, Dean Witter,
  Discover and Co.                        1.5%                    --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                    April 30, 1998        October 31, 1997
Cruise Lines                              5.8%                   4.4%
Cable Television                          5.4%                   4.2%
Electric - Integrated                     5.1%                    --
Telecommunication Services                4.9%                    --
Computer Software                         4.0%                   3.0%
--------------------------------------------------------------------------------
Outlook Remains Positive
     Going forward, I believe economic growth in the U.S. will continue at a decent pace. More than likely, the situation in Asia should keep a lid on U.S. interest rates, creating a positive environment for our stocks. Further, I believe that deflationary pressures from the Far East will likely lower the price of goods and commodities.
     Overall,   I  am   confident  in  our   investments   and  believe  we  are
well-positioned to enjoy solid earnings gains going forward. To ensure this, I will continue visiting companies, talking directly with management teams, and generally adhering to the in-depth, hands-on research that enables us to keep uncovering great ideas.
     I appreciate your confidence in our abilities and thank you for your investment in Janus Balanced Fund.

--------------------------------------------------------------------------------
(1) A balanced fund is defined by Lipper as "a fund whose primary objective is to conserve principal by maintaining at all times a balanced fund of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%." As of April 30, 1998, Janus Balanced Fund ranked 16/249 of balanced funds for the 3-year period, and 11/123 for the 5-year period. Lipper's ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.
Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   5

            JANUS BALANCED FUND Portfolio Manager, Blaine P. Rollins

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index. Janus Balanced Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The Lehman Brothers Government/Corporate Bond Index is represented by a single dotted black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Balanced Fund, ($24,997) as compared to the S&P 500 Index ($30,751) and the Lehman Brothers Government/Corporate Bond Index ($14,934). There is a legend in the upper left quadrant of the graph which indicates Janus Balanced Fund's one-year, five-year and since inception (September 1, 1992) average annual total returns as 31.79%, 16.59% and 17.55%, respectively.

*The Fund's inception date       Source - Lipper Analytical Services, Inc. 1998.
Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                 JANUS BALANCED FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 47.8%
--------------------------------------------------------------------------------
Agricultural Biotechnology - 0.7%
       65,175    Monsanto Co.                                    $     3,446,128
--------------------------------------------------------------------------------
Airlines - 0.6%
       88,325    Ryanair Holdings PLC (ADR)*                           3,389,472
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 1.1%
       88,050    Federal-Mogul Corp.                                   5,695,734
--------------------------------------------------------------------------------
Cable Television - 3.8%
      553,041    Comcast Corp. - Special Class A                      19,805,781
--------------------------------------------------------------------------------
Chemicals - Diversified - 1.0%
      186,625    Solutia, Inc.                                         5,295,484
--------------------------------------------------------------------------------
Circuits - 1.6%
      102,530    Linear Technology Corp.                               8,253,665
--------------------------------------------------------------------------------
Commercial Banks - 1.7%
       62,975    Northern Trust Corp.                                  4,597,175
       68,825    Star Banc Corp.                                       4,348,880
--------------------------------------------------------------------------------
                                                                       8,946,055
--------------------------------------------------------------------------------
Commercial Services - 0.6%
       93,375    Gartner Group, Inc. - Class A*                        3,093,047
--------------------------------------------------------------------------------
Computer Software - 4.0%
      159,575    Cadence Design Systems, Inc.*                         5,794,567
       67,300    Microsoft Corp.*                                      6,065,412
      154,900    Parametric Technology Co.*                            4,951,959
      116,050    Wind River Systems*                                   4,018,231
--------------------------------------------------------------------------------
                                                                      20,830,169
--------------------------------------------------------------------------------
Computers - Micro - 2.4%
      154,595    Dell Computer Corp.*                                 12,483,546
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 0.3%
       24,550    Sealed Air Corp.*                                     1,543,581
--------------------------------------------------------------------------------
Cruise Lines - 2.2%
       67,950    Carnival Corp. - Class A                        $     4,726,772
       61,675    Royal Caribbean Cruises, Ltd.                         4,217,028
      157,905    Royal Olympic Cruise Lines, Inc.*                     2,901,504
--------------------------------------------------------------------------------
                                                                      11,845,304
--------------------------------------------------------------------------------
Diversified Operations - 2.3%
      198,525    CBS Corp.*                                            7,072,453
       64,850    Roper Industries, Inc.                                2,010,350
      143,441    Siebe PLC                                             3,261,734
--------------------------------------------------------------------------------
                                                                      12,344,537
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 3.5%
      237,940    Maxim Integrated Products, Inc.*                      9,606,828
      135,750    Texas Instruments, Inc.                               8,696,484
--------------------------------------------------------------------------------
                                                                      18,303,312
--------------------------------------------------------------------------------
Electronic Safety Devices - 0.3%
       20,225    Pittway Corp. - Class A                               1,511,819
--------------------------------------------------------------------------------
Finance - Consumer Loans - 0.8%
       16,745    Beneficial Corp.                                      2,183,129
       13,630    Household International, Inc.                         1,791,493
--------------------------------------------------------------------------------
                                                                       3,974,622
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 3.0%
      230,200    Charles Schwab Corp.                                  8,057,000
       99,965    Morgan Stanley, Dean Witter, Discover and Co.         7,884,739
--------------------------------------------------------------------------------
                                                                      15,941,739
--------------------------------------------------------------------------------
Finance - Other Services - 0.7%
       71,815    HealthCare Financial Partners, Inc.*                  3,617,681
--------------------------------------------------------------------------------
Human Resources - 1.1%
       83,512    Robert Half International, Inc.*                      4,520,087
       40,025    Romac International, Inc.*                            1,060,663
--------------------------------------------------------------------------------
                                                                       5,580,750
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   6

                 JANUS BALANCED FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Instruments - Scientific - 1.9%
      184,325    Dionex Corp.*                                   $     9,838,347
--------------------------------------------------------------------------------
Life and Health Insurance - 2.0%
       12,602    Schweizerische Lebensversicherungs-und
                   Rentenanstalt                                      10,661,718
--------------------------------------------------------------------------------
Medical - Drugs - 1.8%
       23,100    Pfizer, Inc.                                          2,629,069
       35,825    Warner-Lambert Co.                                    6,777,642
--------------------------------------------------------------------------------
                                                                       9,406,711
--------------------------------------------------------------------------------
Money Center Banks - 3.2%
      107,315    Bank of New York Co., Inc.                            6,338,292
      186,280    Barclays PLC                                          5,375,802
      352,987    Lloyds TSB Group PLC                                  5,296,993
--------------------------------------------------------------------------------
                                                                      17,011,087
--------------------------------------------------------------------------------
Multimedia - 0.4%
       44,725    Meredith Corp.                                        1,923,175
--------------------------------------------------------------------------------
Music/Clubs - 0.6%
      103,320    Steinway Musical Instruments, Inc.*                   3,157,718
--------------------------------------------------------------------------------
Networking Products - 1.8%
      127,050    Cisco Systems, Inc.*                                  9,306,412
--------------------------------------------------------------------------------
Power Converters and Power Supply Equipment - 0.5%
       83,050    American Power Conversion Corp.*                      2,673,172
--------------------------------------------------------------------------------
Radio - 0.8%
       92,440    Heftel Broadcasting Corp. - Class A*                  4,055,805
--------------------------------------------------------------------------------
Retail - Discount - 1.0%
       91,700    Costco Companies, Inc.*                               5,123,738
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 0.3%
       39,900    Fred Meyer, Inc.*                                     1,790,513
--------------------------------------------------------------------------------
Schools - 0.5%
       83,880    Apollo Group, Inc. - Class A*                         2,872,890
--------------------------------------------------------------------------------
Television - 1.0%
      140,377    Univision Communications, Inc. - Class A*             5,378,194
--------------------------------------------------------------------------------
Toys - 0.3%
       38,575    Mattel, Inc.                                          1,477,905
--------------------------------------------------------------------------------
Total Common Stock (cost $189,550,108)                               250,579,811
--------------------------------------------------------------------------------
Corporate Bonds - 21.2%
--------------------------------------------------------------------------------
Cable Television - 1.6%
   $4,500,000    Adelphia Communications Corp., 8.375%
                   senior notes, due 2/1/08                            4,466,250
    4,000,000    Lenfest Communications, Inc., 7.625%
                   senior notes, due 2/15/08                           3,990,000
--------------------------------------------------------------------------------
                                                                       8,456,250
--------------------------------------------------------------------------------
Chemicals - Diversified - 1.3%
    6,725,000    E.I. du Pont de Nemours and Co., 6.75%
                   notes, due 9/1/07                                   6,943,562
--------------------------------------------------------------------------------
Circuits - 0.9%
    2,500,000    Analog Devices, Inc., 3.50%
                   subordinated notes, due 12/1/00                     4,737,500
--------------------------------------------------------------------------------
Computers - Mainframe - 0.8%
    4,000,000    IBM Corp., 6.375%
                   notes, due 6/15/00                                  4,035,000
--------------------------------------------------------------------------------
Computers - Micro - 1.6%
    8,175,000    Dell Computer Corp., 6.55%
                   senior notes, due 4/15/08                           8,185,219
--------------------------------------------------------------------------------
Cruise Lines - 0.6%
                 Royal Caribbean Cruises, Ltd.:
    2,050,000      7.00% senior notes, due 10/15/07                    2,083,312
    1,100,000      6.75% senior notes, due 3/15/08                     1,087,625
--------------------------------------------------------------------------------
                                                                       3,170,937
--------------------------------------------------------------------------------
Distribution and Wholesale - 0.9%
   $5,000,000    Aviation Sales Co., 8.125%
                   senior subordinated notes, due 2/15/08        $     4,900,000
--------------------------------------------------------------------------------
Finance - Other Services - 0.3%
    1,800,000    Sears, Roebuck Acceptance Corp., 6.50%
                   notes, due 6/15/00                                  1,813,500
--------------------------------------------------------------------------------
Medical - Drugs - 0.8%
    4,075,000    Warner-Lambert Co., 6.00%
                   notes, due 1/15/08                                  3,978,219
--------------------------------------------------------------------------------
Multimedia - 2.3%
    8,000,000    Time Warner, Inc., 8.11%
                   notes, due 8/15/06                                  8,720,000
    3,400,000    Walt Disney Co. (The), 6.375%
                   senior notes, due 3/30/01                           3,442,500
--------------------------------------------------------------------------------
                                                                      12,162,500
--------------------------------------------------------------------------------
Radio - 2.4%
    8,000,000    Chancellor Media Corp., 8.125%
                   senior subordinated notes, due 12/15/07             8,010,000
    6,000,000    Jacor Communications, Inc., zero coupon
                   senior notes, due 6/12/11                           4,642,500
--------------------------------------------------------------------------------
                                                                      12,652,500
--------------------------------------------------------------------------------
Real Estate Development - 0.3%
    1,500,000    Avatar Holdings, Inc., 7.00%
                   subordinated notes, due 4/1/05                      1,642,500
--------------------------------------------------------------------------------
Rental Auto/Equipment - 0.5%
    2,525,000    Ryder TRS, Inc., 10.00%
                   senior subordinated notes, due 12/1/06              2,708,063
--------------------------------------------------------------------------------
Retail - Music Store - 0.6%
    3,020,000    MTS, Inc., 9.375%
                   senior subordinated notes, due 5/1/05+              3,020,000
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 0.9%
    5,000,000    Fred Meyer, Inc., 7.45%
                   senior notes, due 3/1/08                            4,987,500
--------------------------------------------------------------------------------
Telecommunication Services - 4.9%
   14,475,000    Level 3 Communications, Inc., 9.125% senior
                   notes, due 5/1/08                                  14,330,250
                 Qwest Communications International, Inc.:
    2,410,000      10.875% senior notes, due 4/1/07                    2,801,625
   12,200,000      zero coupon senior discount notes,
                   due 2/1/08                                          8,372,250
--------------------------------------------------------------------------------
                                                                      25,504,125
--------------------------------------------------------------------------------
Television - 0.5%
    2,250,000    Sinclair Broadcast Group, Inc., 10.00%
                   senior subordinated notes, due 9/30/05              2,385,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $110,969,223)                            111,282,375
--------------------------------------------------------------------------------
Preferred Stock - 16.7%
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 1.8%
      130,000    Federal-Mogul Financial Trust, 7.00%+                 9,376,250
--------------------------------------------------------------------------------
Broadcast Services and Programming - 2.3%
       65,019    TCI Pacific Communications, 5.00%                    11,865,968
--------------------------------------------------------------------------------
Cruise Lines - 3.0%
      143,753    Royal Caribbean Cruises, Ltd., 7.25%                 15,794,861
--------------------------------------------------------------------------------
Diversified Operations - 1.3%
    2,700,000    Williams Holdings PLC, 8.00%                          7,087,608
--------------------------------------------------------------------------------
Electric - Integrated - 5.1%
      388,375    Houston Industries, Inc., 7.00%                      26,943,516
--------------------------------------------------------------------------------
Telephone - Local - 3.2%
      225,365    US WEST Communications Group, 4.50%                  16,789,693
--------------------------------------------------------------------------------
Total Preferred Stock (cost $70,567,368)                              87,857,896
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   7

                 JANUS BALANCED FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
U.S. Government Obligations - 12.4%
                 U.S. Treasury Notes:
$   7,950,000      6.375%, due 5/15/99                           $     8,013,362
    3,000,000      6.00%, due 6/30/99                                  3,015,690
    5,150,000      5.75% due 10/31/00                                  5,167,716
    5,000,000      6.625%, due 4/30/02                                 5,168,600
   10,000,000      5.75%, due 10/31/02                                10,031,200
    9,000,000      6.625%, due 5/15/07                                 9,542,160
   23,275,000      6.125%, due 8/15/07                                23,893,882
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $63,858,046)                  64,832,610
--------------------------------------------------------------------------------
Total Investments (total cost $434,944,745) - 98.1%                  514,552,692
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.9%         10,145,199
--------------------------------------------------------------------------------
Net Assets - 100%                                                $   524,697,891
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 April 30, 1998

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Ireland                                0.6%                        $   3,389,472
Switzerland                            2.1%                           10,661,718
United Kingdom                         4.1%                           21,022,137
United States                         93.2%                          479,479,365
--------------------------------------------------------------------------------
Total                                100.0%                        $ 514,552,692
================================================================================

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   8

             JANUS ENTERPRISE FUND Portfolio Manager, James P. Goff

     I'm glad to report that Janus Enterprise Fund regained substantial momentum for the six-month period ended April 30, 1998, posting returns of 18.15%. In comparison, the Standard and Poor's MidCap 400 Index gained 19.17%. Both returns include reinvested dividends.
     Holding fast to my strategy of investing in midsize companies with dominant market presence and a history of predictable earnings growth paid off this period. During recent months, the market has begun to recognize the true value of many of our companies, and, as a result, the Fund's performance improved.

Earnings Growth Perseveres
     These encouraging developments occurred despite the continued outperformance of large-cap stocks over their small and midsize counterparts, which Tom Bailey mentioned in his letter. I'd like to expand on Tom's comments in an effort to explain why our outlook is positive.
     The annual return for the S&P 500 Index during the past five years has averaged almost 20% - double its historical average of 10%. Because investors have been able to find robust earnings growth in the largest, most liquid stocks, the market has been unwilling to pay a premium for growth from mid-cap stocks. However, heavy exposure to Asia and exhausted efforts to improve margins have slowed S&P 500 earnings growth dramatically to the mid-single digits. In contrast, the top 20 holdings in Janus Enterprise Fund delivered a weighted average earnings increase of 35% during the first quarter of '98. These companies have limited exposure to Asia and have less economic sensitivity; therefore, I believe they will continue to deliver exceptional earnings growth.
--------------------------------------------------------------------------------
Portfolio Profile                   April 30, 1998        October 31, 1997
Equities                                 97.3%                  98.3%
    Foreign                              11.5%                  18.3%
Top 10 Equities (% of Assets)            42.1%                  41.4%
Number of Stocks                           61                     79
Cash & Cash Equivalents                   2.7%                   1.7%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings              April 30, 1998        October 31, 1997
Apollo Group, Inc. - Class A              5.4%                   2.9%
Fastenal Co.                              5.0%                   6.1%
Progressive Corp.                         4.3%                   1.4%
Chancellor Media Corp.                    4.2%                   1.2%
Omnicare, Inc.                            4.2%                   4.0%
J.D. Wetherspoon PLC                      4.1%                   6.6%
Paychex, Inc.                             4.0%                   3.4%
Heftel Broadcasting
  Corp. - Class A                         3.9%                   1.6%
PizzaExpress PLC                          3.8%                   5.5%
Cadence Design Systems, Inc.              3.2%                    --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                    April 30, 1998        October 31, 1997
Radio                                    10.7%                   5.5%
Schools                                   5.5%                   2.9%
Computer Software                         5.1%                   1.1%
Retail - Building Products                5.0%                   6.1%
Property and Casualty Insurance           4.3%                   1.4%
--------------------------------------------------------------------------------
Fund Composition Changes Slightly
     Changes to the Fund during the first half of the fiscal year included increased weightings in the life sciences sector as additional research resources helped uncover several strong, mid-cap pharmaceutical companies. We also added to the Fund's technology position, although we remain underweighted relative to our benchmark.
     One technology stock we added to the Fund that I'm particularly excited about is Cadence Design Systems, which was up 48% since the first of the year. Cadence is the dominant provider of software and services used to create new semiconductor designs. Demand for the company's products continues to grow steadily, even when the semiconductor business slows. This is a result of the strong competition between semiconductor companies to develop advanced products and their dependency upon software to do so.
     Although it's not a new position, America Online (AOL) led the performance among our technology holdings. As the leading provider of Internet access and content, AOL is larger than its fifteen nearest competitors combined. The company has leveraged its dominant brand among Internet access providers with new revenue streams generated through advertising, commerce, and a long distance service now offered to AOL subscribers.
     We trimmed our exposure in retail stocks during the period. This included selling our Papa John's holding, which, despite the fact that it continued to post strong results, I opted to sell when the stock rose and other, more compelling opportunities became available. Another retail stock we sold was Petco Animal Supplies, which suffered from problems related to a recent acquisition.

Outlook Remains Cautious, but Optimistic
     The Asian economic crisis has helped to lower interest rates and ease inflationary pressures around the world, which resulted in robust stock markets this period. However, I believe two things actually drive stock prices -- interest rates and earnings. Even though we have yet to see any sign of inflation, the labor markets remain tight in this late stage of our expansion, and wages are an important underpinning for inflationary pressures. A modest uptick in these pressures could upset the bond market, which would send yields higher.
     As I mentioned earlier, the downturn in Asia, rising labor costs, and the strength of the dollar are beginning to slow earnings growth among larger companies, yet growth among our holdings remains strong. As a result, the Fund is positioned to benefit from investors shifting toward companies that are generating higher relative growth.
     I thank you for your continued investment in Janus Enterprise Fund, and I am committed to meeting and exceeding your performance expectations.

--------------------------------------------------------------------------------
Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   9

             JANUS ENTERPRISE FUND Portfolio Manager, James P. Goff

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund and the S&P 400 MidCap Index. Janus Enterprise Fund is represented by a solid blue line. The S&P 400 MidCap Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund ($28,843) as compared to the S&P 400 MidCap Index ($29,051). There is a legend in the upper left quadrant of the graph which indicates Janus Enterprise Fund's one-year, five-year and since inception (September 1, 1992) average annual total returns as 43.04%, 17.59% and 20.56%, respectively.

*The Fund's inception date       Source - Lipper Analytical Services, Inc. 1998.
Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                JANUS ENTERPRISE FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 97.3%
--------------------------------------------------------------------------------
Advertising Sales - 1.9%
      359,098    Outdoor Systems, Inc.*                          $    11,401,362
--------------------------------------------------------------------------------
Airlines - 1.3%
      197,016    Ryanair Holdings PLC (ADR)*                           7,560,489
--------------------------------------------------------------------------------
Applications Software - 1.0%
      127,930    PeopleSoft, Inc.*                                     5,948,745
--------------------------------------------------------------------------------
Cable Television - 2.7%
      189,620    Comcast Corp. - Special Class A                       6,790,766
      249,039    US WEST Media Group*                                  9,401,222
--------------------------------------------------------------------------------
                                                                      16,191,988
--------------------------------------------------------------------------------
Cellular Telecommunications - 0.8%
      241,475    Western Wireless Corp. - Class A                      4,708,762
--------------------------------------------------------------------------------
Circuits - 3.2%
      274,790    SIPEX Corp.*                                          5,461,451
      234,770    Vitesse Semiconductor Corp.*                         13,543,294
--------------------------------------------------------------------------------
                                                                      19,004,745
--------------------------------------------------------------------------------
Commercial Banks - 4.3%
       11,985    First Empire State Corp.                              6,112,350
      139,210    Northern Trust Corp.                                 10,162,330
      140,090    Star Banc Corp.                                       8,851,937
--------------------------------------------------------------------------------
                                                                      25,126,617
--------------------------------------------------------------------------------
Commercial Services - 4.2%
       47,745    Gartner Group, Inc. - Class A*                        1,581,553
      431,922    Paychex, Inc.                                        23,458,764
--------------------------------------------------------------------------------
                                                                      25,040,317
--------------------------------------------------------------------------------
Computer Software - 5.1%
      511,790    Cadence Design Systems, Inc.*                   $    18,584,374
      363,040    Parametric Technology Co.*                           11,605,935
--------------------------------------------------------------------------------
                                                                      30,190,309
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 0.5%
       46,335    Sealed Air Corp.*                                     2,913,313
--------------------------------------------------------------------------------
Cruise Lines - 1.2%
      100,077    Royal Caribbean Cruises, Ltd.                         6,842,765
--------------------------------------------------------------------------------
Diversified Financial Services - 2.7%
      149,875    American Capital Strategies, Ltd.                     3,390,922
      203,922    HealthCare Financial Partners, Inc.*                 10,272,571
       79,130    Heller Financial, Inc.*                               2,136,510
--------------------------------------------------------------------------------
                                                                      15,800,003
--------------------------------------------------------------------------------
Drug Delivery Systems - 1.2%
      144,170    ALZA Corp.*                                           6,911,149
--------------------------------------------------------------------------------
Electric - Generation - 2.8%
      303,515    AES Corp.*                                           16,750,234
--------------------------------------------------------------------------------
Electric Products - 0.7%
      154,015    Littelfuse, Inc.*                                     3,888,879
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 1.5%
      219,640    Maxim Integrated Products, Inc.*                      8,867,965
--------------------------------------------------------------------------------
Electronic Connectors - 0.5%
      121,023    Berg Electronics Corp.*                               2,881,860
--------------------------------------------------------------------------------
Finance - Consumer Loans - 1.2%
      234,005    Medallion Financial Corp.                             6,990,899
--------------------------------------------------------------------------------
Finance - Credit Card - 0.5%
       32,285    Capital One Financial Corp.                           3,101,378
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 1.8%
      298,492    Charles Schwab Corp.                                 10,447,220
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   10

                JANUS ENTERPRISE FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Finance - Leasing Companies - 0.5%
       46,705    FINOVA Group, Inc.                              $     2,735,162
--------------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 0.6%
      309,815    Capital Trust - Class A*                              3,485,419
--------------------------------------------------------------------------------
Finance - Other Services - 0.1%
        6,665    Newcourt Credit Group, Inc.                             327,418
--------------------------------------------------------------------------------
Food - Confectionary - 0.5%
       34,000    Wrigley (Wm.) Jr., Co.                                3,026,000
--------------------------------------------------------------------------------
Garden Products - 0.7%
      233,385    Metromedia International Group, Inc.*                 3,880,026
--------------------------------------------------------------------------------
Human Resources - 2.7%
    1,581,195    Capita Group PLC**                                   13,284,884
       48,620    Robert Half International, Inc.*                      2,631,558
--------------------------------------------------------------------------------
                                                                      15,916,442
--------------------------------------------------------------------------------
Internet Content - 0.3%
       49,090    At Home Corp. - Class A*                              1,635,311
--------------------------------------------------------------------------------
Internet Software - 2.5%
      185,905    America Online, Inc.*                                14,872,400
--------------------------------------------------------------------------------
Life and Health Insurance - 0.5%
       83,320    Protective Life Corp.                                 3,093,255
--------------------------------------------------------------------------------
Medical - Drugs - 2.0%
      220,144    Medimmune, Inc.*                                     11,612,596
--------------------------------------------------------------------------------
Medical - Generic Drugs - 1.1%
      152,740    Watson Pharmaceuticals, Inc.*                         6,567,820
--------------------------------------------------------------------------------
Medical Instruments - 2.1%
      144,895    Sofamor Danek Group, Inc.*                           12,714,536
--------------------------------------------------------------------------------
Music/Clubs - 0.1%
       12,870    SFX Entertainment, Inc. - Class A*                      444,015
--------------------------------------------------------------------------------
Pharmacy Services - 4.2%
      725,740    Omnicare, Inc.                                       24,856,595
--------------------------------------------------------------------------------
Property and Casualty Insurance - 4.3%
      187,675    Progressive Corp.                                    25,418,233
--------------------------------------------------------------------------------
Publishing - Periodicals - 0.4%
      122,795    Ziff-Davis, Inc.*                                     2,210,310
--------------------------------------------------------------------------------
Radio - 10.7%
      527,665    Chancellor Media Corp.*                              25,031,108
      132,750    Clear Channel Communications, Inc.*                  12,511,688
      529,510    Heftel Broadcasting Corp. - Class A*                 23,232,251
       41,615    Jacor Communications, Inc.*                           2,366,853
--------------------------------------------------------------------------------
                                                                      63,141,900
--------------------------------------------------------------------------------
Resorts and Theme Parks - 1.5%
      164,885    Premier Parks, Inc.*                                  9,171,728
--------------------------------------------------------------------------------
Retail - Building Products - 5.0%
      530,635    Fastenal Co.                                         29,682,395
--------------------------------------------------------------------------------
Retail - Catalog Shopping - 1.3%
       87,395    Barnett, Inc.*                                        1,769,749
      114,959    MSC Industrial Direct Co., Inc. - Class A*            5,848,539
--------------------------------------------------------------------------------
                                                                       7,618,288
--------------------------------------------------------------------------------
Retail - Pubs - 4.1%
    4,511,337    J.D. Wetherspoon PLC**                               24,288,317
--------------------------------------------------------------------------------
Retail - Restaurants - 3.8%
    1,722,290    PizzaExpress PLC**                                   22,497,413
--------------------------------------------------------------------------------
Schools - 5.5%
      932,852    Apollo Group, Inc. - Class A*                        31,950,164
       16,140    DeVry, Inc.*                                            611,303
--------------------------------------------------------------------------------
                                                                      32,561,467
--------------------------------------------------------------------------------
Super-Regional Banks - 0.9%
       32,800    Fleet Financial Group, Inc.                     $     2,833,100
       64,410    KeyCorp                                               2,556,272
--------------------------------------------------------------------------------
                                                                       5,389,372
--------------------------------------------------------------------------------
Telecommunication Equipment - 0.3%
       40,000    RELTEC Corp.*                                         1,595,000
--------------------------------------------------------------------------------
Television - 2.5%
      388,858    Univision Communications, Inc. - Class A*            14,898,122
--------------------------------------------------------------------------------
Total Common Stock (cost $417,207,377)                               574,208,539
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 2.8%
                 Household Finance Corp.
$  16,400,000      5.51%, 5/1/98 (amortized cost $16,400,000)         16,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $433,607,377) - 100.1%                 590,608,539
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1%)        (692,907)
--------------------------------------------------------------------------------
Net Assets - 100%                                                $   589,915,632
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 April 30, 1998

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Canada                                  --                         $     327,418
Ireland                                1.3%                            7,560,489
United Kingdom                        10.2%                           60,070,613
United States++                       88.5%                          522,650,019
--------------------------------------------------------------------------------
Total                                100.0%                        $ 590,608,539
================================================================================
++Includes Short-Term Securities (85.7% excluding Short-Term Securities)

                           Forward Currency Contracts
                             Open at April 30, 1998

Currency Sold and                   Currency         Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/11/98             10,697,000    $  17,876,826         ($344,351)
British Pound 8/14/98              1,000,000        1,663,700           (30,300)
British Pound 10/7/98             13,200,000       21,910,680           (25,080)
--------------------------------------------------------------------------------
Total                                           $  41,451,206         ($399,731)
================================================================================

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   11

         JANUS EQUITY INCOME FUND Portfolio Manager, Blaine P. Rollins

     During the first half of our fiscal year, November 1, 1997, to April 30, 1998, Janus Equity Income Fund returned 19.90%, while the Standard & Poor's 500 Index gained 22.50% for the same period. Both returns include reinvested dividends.
     I'm also pleased to report that for the 12 months ending April 30, 1998, the Fund ranked 11th out of 197 equity income funds tracked by Lipper Analytical Services, Inc., a leading mutual fund rating company.(1)
     I continued to follow a strategy this period that included investing in income-producing equity securities of smaller, lesser-known companies as well as large industry leaders. Because I saw the best income opportunities in the big, brand-name companies, I leaned more toward large-cap stocks, which once again outperformed their smaller counterparts during the half.

Industry Leaders Continue to Excel
     Microsoft, Cisco Systems, and Dell Computer Corp. are all large-caps that contributed substantially to the Fund's overall performance. One reason I'm enthusiastic about Dell is because I believe it may have one of the best business models in its industry. This company builds computers to customer specifications, thus eliminating the need to maintain inventory. During the first quarter alone, Dell recorded a 61% increase in its stock price.
     One-on-one meetings with the CEOs and CFOs of most of our technology holdings over the last six months reaffirmed my confidence in this industry as a core segment within the Fund, and I increased weightings in these companies as a result.
     In regard to our retail stocks, we experienced significant appreciation during the half in part because of negative events in Asia. Investors sought refuge from the "Asian Flu" in this somewhat insulated business segment, and valuations of these stocks rose. Upon passing our price targets, I sold some of these positions at a significant profit, including Family Dollar and Dayton Hudson. I did, however, hold onto a few other stocks that had higher multiples because of their proven capacity to produce value at consistently positive rates.
     Unfortunately, the downturn in the Far East had a very different effect on the oil services industry. These stocks were hit by lagging demand from Asia in addition to conflicts within OPEC and the warmest winter on record. I consequently eliminated the Fund's position in this industry at a loss.

Consolidation Boosts Individual Stock Performance
     Industry consolidation was a popular theme this period and had a positive influence on several of our stocks in the media, pharmaceutical, and travel industries. In particular, I found developments in the drug sector made for one of the most interesting consolidation stories. Industry-wide research and development dollars are increasingly becoming diluted and undisciplined as a result of too many companies chasing too many products. However, the combined focus of Pfizer's and Warner-Lambert's research and development and delivery channels is a step toward rectifying the problem and has boosted my confidence in the future earnings of these companies.
     On the income side of things, I continue to seek investments that offer steady dividends and appreciation. Many of our holdings provided both of these results, helping to enhance the Fund's risk/return profile. I'm also looking for ways to add yield through convertibles, such as with Houston Industries, which is one of our largest fixed-income positions.
--------------------------------------------------------------------------------
Portfolio Profile                   April 30, 1998        October 31, 1997
Equities                                 68.4%                  87.6%
Fixed-Income Securities
  Investment-Grade
    Corporate Bonds                       4.5%                   0.8%
  High-Yield/High-Risk
    Corporate Bonds                       2.9%                    --
  Preferred Stock                        19.1%                   6.5%
Top 10 Equities (% of Assets)            27.1%                  23.7%
Number of Stocks                           57                    111
Cash & Cash Equivalents                   5.1%                   5.1%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings              April 30, 1998        October 31, 1997
Comcast Corp. - Special Class A           5.0%                    --
Dell Computer Corp.                       3.0%                   1.2%
Maxim Integrated Products, Inc.           2.7%                   0.4%
Univision Communications, Inc.
  - Class A                               2.7%                    --
Schweizerishe Lebensverischerungs
  - und Rentenanstalt                     2.5%                   3.4%
Linear Technology Corp.                   2.5%                   0.5%
Heftel Broadcasting Corp.
  - Class A                               2.3%                    --
Texas Instruments, Inc.                   2.2%                   1.6%
Morgan Stanley, Dean Witter,
  Discover and Co.                        2.1%                    --
Cisco Systems, Inc.                       2.1%                   1.2%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                    April 30, 1998        October 31, 1997
Cable Television                         10.8%                   4.5%
Money Center Banks                        6.5%                   3.5%
Computer Software                         5.3%                   4.2%
Telephone - Local                         5.2%                   1.9%
Circuits                                  5.0%                   0.9%
--------------------------------------------------------------------------------
Going Forward
     My outlook for the economy is generally favorable. I anticipate that ailing Asian economies will help keep prices down on imports in the U.S., and low interest rates combined with dormant inflation should provide an environment in which financial markets thrive.
     Having said that, I remain committed to investing in businesses that should do well despite economic and market pressures. Our fundamental, bottom-up analysis combined with in-depth, hands-on research is what ultimately leads us to these companies and is responsible for the solid results this fund has delivered to date.
     In closing, I'd like to express my appreciation for your continued investment in Janus Equity Income Fund.

--------------------------------------------------------------------------------
(1) An equity income fund is defined by Lipper as "a fund which seeks relatively high current income and growth of income through investing 60% or more of its portfolio in equities." Lipper's ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.
Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   12

         JANUS EQUITY INCOME FUND Portfolio Manager, Blaine P. Rollins

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Equity Income Fund and the S&P 500 Index. Janus Equity Income Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through April 30, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Equity Income Fund ($17,569) as compared to the S&P 500 Index ($17,142). There is a legend in the upper left quadrant of the graph which indicates Janus Equity Income Fund's one-year and since inception (June 28, 1996) average annual total returns as 43.56% and 35.99%, respectively.

*The Fund's inception date       Source - Lipper Analytical Services, Inc. 1998.
Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

              JANUS EQUITY INCOME FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 68.4%
--------------------------------------------------------------------------------
Agricultural Biotechnology - 0.7%
       17,275    Monsanto Co.                                    $       913,416
--------------------------------------------------------------------------------
Airlines - 1.2%
       43,125    Ryanair Holdings PLC (ADR)*                           1,654,922
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.9%
       19,980    Federal-Mogul Corp.                                   1,292,456
--------------------------------------------------------------------------------
Cable Television - 5.1%
      193,509    Comcast Corp. - Special Class A                       6,930,041
        6,887    Tele-Communications, Inc. - Class A*                    222,106
--------------------------------------------------------------------------------
                                                                       7,152,147
--------------------------------------------------------------------------------
Chemicals - Diversified - 2.3%
       17,585    E.I. du Pont de Nemours and Co.                       1,280,408
       65,545    Solutia, Inc.                                         1,859,839
--------------------------------------------------------------------------------
                                                                       3,140,247
--------------------------------------------------------------------------------
Circuits - 2.5%
       42,840    Linear Technology Corp.                               3,448,620
--------------------------------------------------------------------------------
Commercial Banks - 2.5%
        2,695    First Empire State Corp.                              1,374,450
       15,715    Northern Trust Corp.                                  1,147,195
       15,150    Star Banc Corp.                                         957,291
--------------------------------------------------------------------------------
                                                                       3,478,936
--------------------------------------------------------------------------------
Commercial Services - 0.9%
       36,950    Gartner Group, Inc. - Class A*                        1,223,969
--------------------------------------------------------------------------------
Computer Software - 5.3%
       56,535    Cadence Design Systems, Inc.*                         2,052,924
       20,250    Microsoft Corp.*                                      1,825,031
       64,405    Parametric Technology Co.*                            2,058,947
       44,225    Wind River Systems*                                   1,531,291
--------------------------------------------------------------------------------
                                                                       7,468,193
--------------------------------------------------------------------------------
Computers - Micro - 3.0%
       50,970    Dell Computer Corp.*                            $     4,115,828
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 0.3%
        6,800    Sealed Air Corp.*                                       427,550
--------------------------------------------------------------------------------
Cruise Lines - 2.5%
       20,150    Carnival Corp. - Class A                              1,401,684
       31,459    Royal Caribbean Cruises, Ltd.                         2,151,009
--------------------------------------------------------------------------------
                                                                       3,552,693
--------------------------------------------------------------------------------
Diversified Operations - 2.4%
       60,070    CBS Corp.*                                            2,139,994
       15,675    Roper Industries, Inc.                                  485,925
       33,421    Siebe PLC                                               759,967
--------------------------------------------------------------------------------
                                                                       3,385,886
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 4.9%
       94,490    Maxim Integrated Products, Inc.*                      3,815,034
       48,600    Texas Instruments, Inc.                               3,113,438
--------------------------------------------------------------------------------
                                                                       6,928,472
--------------------------------------------------------------------------------
Finance - Consumer Loans - 1.2%
        4,260    Beneficial Corp.                                        555,398
        8,020    Household International, Inc.                         1,054,129
--------------------------------------------------------------------------------
                                                                       1,609,527
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 4.0%
       75,185    Charles Schwab Corp.                                  2,631,475
       38,105    Morgan Stanley, Dean Witter, Discover and Co.         3,005,532
--------------------------------------------------------------------------------
                                                                       5,637,007
--------------------------------------------------------------------------------
Finance - Other Services - 1.8%
       47,785    HealthCare Financial Partners, Inc.*                  2,407,169
        1,740    Newcourt Credit Group, Inc.                              85,478
--------------------------------------------------------------------------------
                                                                       2,492,647
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   13

              JANUS EQUITY INCOME FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Human Resources - 2.1%
       31,637    Robert Half International, Inc.*                $     1,712,353
       46,050    Romac International, Inc.*                            1,220,325
--------------------------------------------------------------------------------
                                                                       2,932,678
--------------------------------------------------------------------------------
Instruments - Scientific - 2.0%
       52,775    Dionex Corp.*                                         2,816,866
--------------------------------------------------------------------------------
Life and Health Insurance - 2.5%
        4,116    Schweizerische Lebensversicherungs-und
                   Rentenanstalt                                       3,482,275
--------------------------------------------------------------------------------
Medical - Drugs - 2.0%
        8,515    Pfizer, Inc.                                            969,113
        9,600    Warner-Lambert Co.                                    1,816,200
--------------------------------------------------------------------------------
                                                                       2,785,313
--------------------------------------------------------------------------------
Money Center Banks - 6.5%
       41,185    Bank of New York Co., Inc.                            2,432,489
       14,800    BankAmerica Corp.                                     1,258,000
       45,292    Barclays PLC                                          1,307,069
      106,954    Lloyds TSB Group PLC                                  1,604,973
        1,572    UBS                                                   2,532,069
--------------------------------------------------------------------------------
                                                                       9,134,600
--------------------------------------------------------------------------------
Multimedia - 0.4%
       14,275    Meredith Corp.                                          613,825
--------------------------------------------------------------------------------
Music/Clubs - 0.8%
       36,530    Steinway Musical Instruments, Inc.*                   1,116,448
--------------------------------------------------------------------------------
Networking Products - 2.1%
       39,225    Cisco Systems, Inc.*                                  2,873,231
--------------------------------------------------------------------------------
Radio - 2.3%
       72,930    Heftel Broadcasting Corp. - Class A*                  3,199,804
--------------------------------------------------------------------------------
Retail - Discount - 1.7%
       42,030    Costco Companies, Inc.*                               2,348,426
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 0.9%
       28,922    Fred Meyer, Inc.*                                     1,297,875
--------------------------------------------------------------------------------
Schools - 0.6%
       26,040    Apollo Group, Inc. - Class A*                           891,870
--------------------------------------------------------------------------------
Television - 2.7%
       98,318    Univision Communications, Inc. - Class A*             3,766,808
--------------------------------------------------------------------------------
Toys - 0.3%
       12,425    Mattel, Inc.                                            476,033
--------------------------------------------------------------------------------
Total Common Stock(cost $76,662,959)                                  95,658,568
--------------------------------------------------------------------------------
Corporate Bonds - 7.4%
--------------------------------------------------------------------------------
Cable Television - 0.8%
   $1,150,000    Adelphia Communications Corp., 8.375%
                   senior notes, due 2/1/08                            1,141,375
--------------------------------------------------------------------------------
Circuits - 2.5%
    1,850,000    Analog Devices, Inc., 3.50%
                   subordinated notes, due 12/1/00                     3,505,750
--------------------------------------------------------------------------------
Drug Delivery Systems - 2.0%
    2,000,000    ALZA Corp., 5.00%
                   subordinated debentures, due 5/1/06                 2,752,500
--------------------------------------------------------------------------------
Radio - 1.3%
    2,410,000    Jacor Communications, Inc., zero coupon senior
                   notes, due 6/12/11                                  1,864,738
--------------------------------------------------------------------------------
Real Estate Development - 0.8%
    1,000,000    Avatar Holdings, Inc., 7.00%
                   subordinated notes, due 4/1/05                      1,095,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $9,871,975)                               10,359,363
--------------------------------------------------------------------------------
Preferred Stock - 19.1%
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 2.3%
       45,000    Federal-Mogul Financial Trust, 7.00%+           $     3,245,625
--------------------------------------------------------------------------------
Broadcast Services and Programming - 3.4%
       26,098    TCI Pacific Communications, 5.00%                     4,762,886
--------------------------------------------------------------------------------
Cable Television - 4.9%
       99,550    Houston Industries, Inc., 7.00%                       6,906,281
--------------------------------------------------------------------------------
Cruise Lines - 2.3%
       28,645    Royal Caribbean Cruises, Ltd., 7.25%                  3,147,369
--------------------------------------------------------------------------------
Radio - 1.0%
       14,500    Chancellor Media Corp., $3.00                         1,417,375
--------------------------------------------------------------------------------
Telephone - Local - 5.2%
       98,157    US WEST Communications Group, 4.50%                   7,312,697
--------------------------------------------------------------------------------
Total Preferred Stock (cost $22,888,386)                              26,792,233
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 3.6%
             Prudential Funding Corp.
$   5,100,000      5.45%, 5/1/98 (amortized cost $5,100,000)           5,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $114,523,320) - 98.5%                  137,910,164
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.5%          2,031,623
--------------------------------------------------------------------------------
Net Assets - 100%                                                $   139,941,787
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 April 30, 1998

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Ireland                                1.2%                        $   1,654,922
Switzerland                            4.3%                            6,014,344
United Kingdom                         2.7%                            3,672,009
United States++                       91.8%                          126,568,889
--------------------------------------------------------------------------------
Total                                100.0%                        $ 137,910,164
================================================================================
++Includes Short-Term Securities (88.1% excluding Short-Term Securities)

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   14

        JANUS GROWTH AND INCOME FUND Portfolio Manager, David J. Corkins

     Your fund performed well in the first half of our fiscal year, November 1, 1997, to April 30, 1998. I made relatively few changes in the construction of the Fund, which remains primarily focused in about 60 stocks. These stocks caused the Fund to gain 19.66% during this period compared with the Standard and Poor's 500 Index, which returned 22.50%. All returns include reinvested dividends. The results placed your fund 20th out of 657, or in the top 3%, of all growth and income funds in the Lipper Analytical Services category for the 12 months ended April 30, 1998.(1)
     When the underlying fundamentals of the stocks in the Fund are strong and getting stronger, I find my role as portfolio manager similar to that of the famed Casey Stengel who claimed that, as manager of a baseball team, he "got paid for home runs that other fellows hit." I would like to highlight several of the "home run" holdings in your fund that performed well and continue to have bright future economics. Many of these holdings illustrate what we look for in a good investment: a top-flight management team focused on shareholder value, a business that is not capital intensive, and favorable long-term economic prospects.
--------------------------------------------------------------------------------
Portfolio Profile                   April 30, 1998        October 31, 1997
Equities                                 95.2%                  92.4%
  Foreign                                 5.8%                   8.0%
  European                                5.8%                   7.8%
Fixed-Income Securities                   0.7%                    --
Top 10 Equities (% of Assets)            31.0%                  33.9%
Number of Stocks                           77                     64
Cash & Cash Equivalents                   4.1%                   7.6%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings              April 30, 1998        October 31, 1997
Pfizer, Inc.                              3.7%                   3.3%
Time Warner, Inc.                         3.5%                   2.7%
Warner-Lambert Co.                        3.4%                   4.0%
CBS Corp.                                 3.4%                    --
Dell Computer Corp.                       3.0%                   3.0%
Comcast Corp. - Special Class A           2.9%                    --
Microsoft Corp.                           2.9%                   2.3%
BankAmerica Corp.                         2.8%                   1.6%
General Electric Co.                      2.7%                   2.6%
Cisco Systems, Inc.                       2.7%                   1.8%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                    April 30, 1998        October 31, 1997
Medical - Drugs                          10.7%                  10.3%
Diversified Operations                    8.8%                   6.4%
Cable Television                          7.2%                   1.1%
Computer Software                         6.7%                   4.8%
Multimedia                                4.3%                   2.7%
--------------------------------------------------------------------------------
Leaders Identified by Strong Fundamentals
     The combined strength of our technology, pharmaceutical, and financial services holdings was the biggest reason for the Fund's strong gain this period. Dell Computer, Cisco Systems, and Microsoft were significant technology holdings, while Pfizer and Warner-Lambert captured the spotlight in the pharmaceutical sector.
     Michael Dell, the CEO of Dell Computer, was our favorite Babe Ruth home run hitter for the period, producing a return of more than 100%. What made this an attractive investment? Dell's "build-to-order" strategy allows it to use negative working capital - it finances the day-to-day operations of the company with other people's money. Thus, this simple computer manufacturer generates 100%+ returns on equity.
     Cisco Systems, the dominant network equipment supplier, and Microsoft, the powerhouse operating systems provider, also performed well, returning more than 35%. Both companies dominate their fast-growing niches and benefit from a booming demand for Internet services and personal computers.
     Pfizer, as our largest pharmaceutical holding, returned almost 60% during the period. There are two main reasons I remain optimistic on Pfizer: Its growing expertise as a marketer makes it the "partner of choice" for other drug companies who need better distribution of blockbuster drugs, as well as its focused research and development pipeline. Warner-Lambert's Lipitor, a cholesterol-reducing drug, had the most successful drug launch in history by leveraging the strength of Pfizer's market-leading sales force.

Financial Stocks Ride Consolidation Wave
     Both BankAmerica and Citicorp, two significant bank holdings, outperformed the market because of continued consolidation in the financial services industry. Citicorp is merging with Travelers Group in a $76 billion deal, creating the world's largest financial services company. BankAmerica followed suit a week later with news of its union with NationsBank to create the largest bank in the United States.
     I don't characterize banking as a great business; it is essentially a commodity, because your money is the same as mine. Banks have also been lemmings in their compulsive need to play follow-the-leader and exacerbate credit quality cycles. However, I am optimistic about the consolidation in the financial services industry. The mergers and stock buybacks, which are so prevalent, remove excess capital, and the new corporations are more diverse geographically with a stronger business mix and balance sheet. We are only in the third inning of the consolidation game - there are still 11,000 banks and thrifts in the United States.

Notable Performance of Foreign Holdings
     Although we had a limited number of foreign stocks in the Fund this period, the majority of those outperformed. Porsche, the German sports car manufacturer, appreciated 80% because of cheaper production methods and strong demand for new models. BCI, an Italian bank, almost doubled as it restructured its operations and gained share in the fast-growing mutual fund business.
     We had few stocks that significantly underperformed. I reduced several oil services positions during the fourth quarter before the dramatic decline in oil prices and eventually eliminated these positions entirely. I also trimmed our position in Eli Lilly because of a slow launch of its new osteoporosis drug.
     More important than market predictions is my confidence that no matter what direction the markets move, the underlying fundamentals of the companies in our Fund should remain solid. This is a result of the intensive research the entire Janus portfolio management team conducts to help uncover these great companies in the first place.
     Thank you for your continued investment in Janus Growth and Income Fund.

--------------------------------------------------------------------------------
(1) Lipper Analytical Services, Inc. defines a growth and income fund as one that "combines a growth of earnings orientation and an income requirement for level and/or rising dividends." As of April 30, 1998, Janus Growth and Income Fund ranked 4/431 of growth and income funds for the 3-year period and 13/260 for the 5-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   15

        JANUS GROWTH AND INCOME FUND Portfolio Manager, David J. Corkins

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through April 30, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($39,776) as compared to the S&P 500 Index ($35,948). There is a legend in the upper left quadrant of the graph which indicates Janus Growth and Income Fund's one-year, five-year and since inception (May 15, 1991) average annual total returns as 47.82%, 23.10% and 21.95%, respectively.

*The Fund's inception date       Source - Lipper Analytical Services, Inc. 1998.
Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

            JANUS GROWTH AND INCOME FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 92.0%
--------------------------------------------------------------------------------
Advertising Sales - 1.1%
      900,001    Outdoor Systems, Inc.*                          $    28,575,032
--------------------------------------------------------------------------------
Agricultural Biotechnology - 1.4%
      725,000    Monsanto Co.                                         38,334,375
--------------------------------------------------------------------------------
Agricultural Operations - 2.1%
    1,224,961    Delta and Pine Land Co.                              56,424,766
--------------------------------------------------------------------------------
Airlines - 1.0%
      310,000    UAL Corp.*                                           27,028,125
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 1.5%
      525,000    Ford Motor Co.                                       24,051,562
      325,000    Renault S.A.*,**                                     15,067,891
--------------------------------------------------------------------------------
                                                                      39,119,453
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.7%
      300,000    Federal-Mogul Corp.                                  19,406,250
--------------------------------------------------------------------------------
Beverages - Non-Alcoholic - 2.6%
    1,880,000    Coca-Cola Enterprises, Inc.                          70,970,000
--------------------------------------------------------------------------------
Cable Television - 7.2%
    2,150,000    Comcast Corp. - Special Class A                      76,996,875
      397,315    Cox Communications, Inc. - Class A*                  17,730,182
    1,725,000    Tele-Communications, Inc. - Class A*                 55,631,250
    1,146,410    US WEST Media Group*                                 43,276,977
--------------------------------------------------------------------------------
                                                                     193,635,284
--------------------------------------------------------------------------------
Cellular Telecommunications - 0.6%
    2,000,000    Telecom Italia S.p.A.**                              15,062,500
--------------------------------------------------------------------------------
Chemicals - Diversified - 3.0%
      375,000    E.I. du Pont de Nemours and Co.                      27,304,687
      270,000    Imperial Chemical Industries PLC (ADR)               19,625,625
    1,200,000    Solutia, Inc.                                        34,050,000
--------------------------------------------------------------------------------
                                                                      80,980,312
--------------------------------------------------------------------------------
Chemicals - Specialty - 1.3%
      650,000    Cytec Industries, Inc.*                         $    35,587,500
--------------------------------------------------------------------------------
Circuits - 0.7%
      450,000    Analog Devices, Inc.*                                17,521,875
--------------------------------------------------------------------------------
Commercial Banks - 1.4%
      585,000    Star Banc Corp.                                      36,964,688
--------------------------------------------------------------------------------
Computer Software - 6.7%
    1,225,565    Cadence Design Systems, Inc.*                        44,503,329
      850,000    Microsoft Corp.*                                     76,606,250
    1,161,280    Parametric Technology Co.*                           37,124,670
      610,000    Wind River Systems*                                  21,121,250
--------------------------------------------------------------------------------
                                                                     179,355,499
--------------------------------------------------------------------------------
Computers - Micro - 3.0%
    1,000,000    Dell Computer Corp.*                                 80,750,000
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 1.1%
      450,140    Sealed Air Corp.*                                    28,302,552
--------------------------------------------------------------------------------
Cruise Lines - 1.3%
      500,000    Royal Caribbean Cruises, Ltd.                        34,187,500
--------------------------------------------------------------------------------
Diversified Financial Services - 1.3%
      345,000    Associates First Capital Corp. - Class A             25,788,750
      358,125    Heller Financial, Inc.*                               9,669,375
--------------------------------------------------------------------------------
                                                                      35,458,125
--------------------------------------------------------------------------------
Diversified Operations - 8.8%
    2,525,000    CBS Corp.*                                           89,953,125
      860,000    General Electric Co.                                 73,207,500
      500,000    Textron, Inc.                                        39,125,000
      600,000    Tyco International, Ltd.                             32,700,000
--------------------------------------------------------------------------------
                                                                     234,985,625
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   16

            JANUS GROWTH AND INCOME FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 3.6%
      500,000    Applied Materials, Inc.*                        $    18,062,500
      200,000    Intel Corp.                                          16,162,500
      600,000    Maxim Integrated Products, Inc.*                     24,225,000
      600,000    Texas Instruments, Inc.                              38,437,500
--------------------------------------------------------------------------------
                                                                      96,887,500
--------------------------------------------------------------------------------
Finance - Consumer Loans - 1.7%
       40,000    Beneficial Corp.                                      5,215,000
      300,000    Household International, Inc.                        39,431,250
--------------------------------------------------------------------------------
                                                                      44,646,250
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 1.8%
      300,000    Charles Schwab Corp.                                 10,500,000
      130,000    Merrill Lynch & Co., Inc.                            11,407,500
      320,000    Morgan Stanley, Dean Witter, Discover and Co.        25,240,000
--------------------------------------------------------------------------------
                                                                      47,147,500
--------------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 1.0%
      460,210    Fannie Mae                                           27,555,074
--------------------------------------------------------------------------------
Finance - Other Services - 1.5%
      797,870    Newcourt Credit Group, Inc.                          39,195,364
--------------------------------------------------------------------------------
Food - Diversified - 0.4%
      250,075    Nabisco Holdings Corp. - Class A                     11,956,711
--------------------------------------------------------------------------------
Medical - Drugs - 10.7%
      125,000    American Home Products Corp.                         11,640,625
    1,055,000    Astra A.B. - Class A**                               21,675,799
      350,000    Bristol-Myers Squibb Co.                             37,056,250
      200,000    Eli Lilly and Co.                                    13,912,500
      860,000    Pfizer, Inc.                                         97,878,750
    1,136,837    SmithKline Beecham PLC**                             13,440,687
      480,000    Warner-Lambert Co.                                   90,810,000
--------------------------------------------------------------------------------
                                                                     286,414,611
--------------------------------------------------------------------------------
Money Center Banks - 4.2%
       51,102    Banca Commerciale Italiana**                            258,439
      875,795    BankAmerica Corp.                                    74,442,575
      250,000    Citicorp                                             37,625,000
--------------------------------------------------------------------------------
                                                                     112,326,014
--------------------------------------------------------------------------------
Multi-Line Insurance - 0.8%
      423,951    Assicurazioni Generali**                             12,693,526
       43,355    ERGO Versicherungs Gruppe A.G.**                      8,214,391
--------------------------------------------------------------------------------
                                                                      20,907,917
--------------------------------------------------------------------------------
Multimedia - 4.3%
    1,175,000    Time Warner, Inc.                                    92,237,500
      175,000    Walt Disney Co. (The)                                21,754,687
--------------------------------------------------------------------------------
                                                                     113,992,187
--------------------------------------------------------------------------------
Networking Products - 2.7%
      985,000    Cisco Systems, Inc.*                                 72,151,250
--------------------------------------------------------------------------------
Pharmacy Services - 0.7%
      524,992    Omnicare, Inc.                                       17,980,976
--------------------------------------------------------------------------------
Publishing - Periodicals - 0.4%
      584,725    Ziff-Davis, Inc.*                                    10,525,050
--------------------------------------------------------------------------------
Radio - 1.9%
      660,795    Chancellor Media Corp.*                              31,346,463
      448,840    Heftel Broadcasting Corp. - Class A*                 19,692,855
--------------------------------------------------------------------------------
                                                                      51,039,318
--------------------------------------------------------------------------------
Retail - Discount - 0.9%
      416,100    Costco Companies, Inc.*                              23,249,587
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 1.0%
      600,000    Fred Meyer, Inc.*                                    26,925,000
--------------------------------------------------------------------------------
Super-Regional Banks - 3.6%
      150,000    Fleet Financial Group, Inc.                     $    12,956,250
      100,000    Mellon Bank Corp.                                     7,200,000
      480,000    U.S. Bancorp                                         60,960,000
       40,000    Wells Fargo & Co.                                    14,740,000
--------------------------------------------------------------------------------
                                                                      95,856,250
--------------------------------------------------------------------------------
Telecommunication Equipment - 0.6%
      230,000    Lucent Technologies, Inc.                            17,508,750
--------------------------------------------------------------------------------
Telecommunication Services - 1.3%
      650,000    Teleport Communications Group, Inc. - Class A*       35,018,750
--------------------------------------------------------------------------------
Telephone - Long Distance - 1.8%
    1,100,000    WorldCom, Inc.*                                      47,059,375
--------------------------------------------------------------------------------
Toys - 0.3%
      200,000    Mattel, Inc.                                          7,662,500
--------------------------------------------------------------------------------
Total Common Stock (cost $1,831,666,292)                           2,458,655,395
--------------------------------------------------------------------------------
Corporate Bonds - 0.7%
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 0.4%
  $10,000,000    Fred Meyer, Inc., 7.45%
                   senior notes, due 3/1/08                            9,975,000
--------------------------------------------------------------------------------
Telecommunication Services - 0.3%
   10,000,000    Level 3 Communications, Inc., 9.125% senior
                   notes, due 5/1/08                                   9,900,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $19,943,517)                              19,875,000
--------------------------------------------------------------------------------
Preferred Stock - 3.2%
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 1.8%
       19,063    Porsche A.G.**                                       47,697,416
--------------------------------------------------------------------------------
Broadcast Services and Programming - 0.6%
       91,560    TCI Pacific Communications, 5.00%                    16,709,700
--------------------------------------------------------------------------------
Electric - Integrated - 0.4%
      175,000    Houston Industries, Inc., 7.00%                      12,140,625
--------------------------------------------------------------------------------
Radio - 0.4%
      103,082    Chancellor Media Corp., $3.00                        10,076,266
--------------------------------------------------------------------------------
Total Preferred Stock (cost $66,568,703)                              86,624,007
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 2.6%
                 Prudential Funding Corp.
$  68,600,000      5.45%, 5/1/98 (amortized cost $68,600,000)         68,600,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.8%
                 Fannie Mae:
   25,000,000      5.39%, 5/6/98                                      24,981,285
   50,000,000      5.75%, 7/22/98                                     49,386,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $74,370,840)                     74,367,285
--------------------------------------------------------------------------------
Total Investments (total cost $2,061,149,352) - 101.3%             2,708,121,687
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.3%)     (35,700,274)
--------------------------------------------------------------------------------
Net Assets - 100%                                                 $2,672,421,413
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   17

            JANUS GROWTH AND INCOME FUND April 30, 1998 (unaudited)

                       Summary of Investments by Country
                                 April 30, 1998
Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
France                                 0.6%                       $   15,067,891
Germany                                2.1%                           55,911,809
Italy                                  1.0%                           28,014,464
Sweden                                 0.8%                           21,675,799
United Kingdom                         1.2%                           33,066,311
United States++                       94.3%                        2,554,385,413
--------------------------------------------------------------------------------
Total                                100.0%                       $2,708,121,687
================================================================================
++Includes Short-Term Securities (89.0% excluding Short-Term Securities)

                           Forward Currency Contracts
                             Open at April 30, 1998

Currency Sold and                   Currency         Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/7/98              7,600,000    $  12,615,240          ($12,390)
German Deutschemark 7/2/98        57,300,000       32,025,486          (665,226)
German Deutschemark 7/23/98       36,700,000       20,536,064          (125,501)
French Franc 7/31/98              81,000,000       13,524,118           (12,859)
Italian Lira 7/17/98          34,800,000,000       19,678,071          (246,114)
Italian Lira 11/12/98         11,600,000,000        6,588,655           (19,022)
Swedish Krona 8/7/98             141,000,000       18,273,244          (487,324)
--------------------------------------------------------------------------------
Total                                           $ 123,240,878       ($1,568,436)
================================================================================

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   18

            JANUS MERCURY FUND Portfolio Manager, Warren B. Lammert

     Janus Mercury Fund finished the six-month period ended April 30, 1998, with a gain of 22.29% versus the S&P 500 Index, which climbed 22.50%. Both returns include reinvested dividends.
     While I was disappointed in Janus Mercury Fund's fourth-quarter performance, much stronger returns materialized early in '98. The Fund regained lost ground from a selloff in the technology and oil services industries, which was caused by Asia's economic reversal late in the year. Also helping revitalize performance were healthy returns posted by our pharmaceutical and cable holdings.
     Despite the underperformance of Janus Mercury Fund in '97, many of the same investment ideas we had then are working now, proving a disciplined investment approach can deliver results over time. Perhaps the only strategic change in the Fund this period was my reduction in the number of its holdings from 100 to 70. This has enabled our investment team to pay even greater attention to individual company fundamentals.
--------------------------------------------------------------------------------
Portfolio Profile                   April 30, 1998        October 31, 1997
Equities                                 97.3%                  97.4%
  Foreign                                10.0%                  23.6%
  European                               10.0%                  23.0%
Top 10 Equities (% of Assets)            40.9%                  34.2%
Number of Stocks                           70                    100
Cash & Cash Equivalents                   2.7%                   2.6%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings              April 30, 1998        October 31, 1997
Warner-Lambert Co.                        5.9%                   5.8%
Parametric Technology Co.                 4.9%                   4.7%
Time Warner, Inc.                         4.7%                   1.0%
Microsoft Corp.                           4.0%                   1.6%
Tele-Communications, Inc.                 3.9%                   0.9%
Comcast Corp. - Special Class A           3.8%                    --
America Online, Inc.                      3.7%                    --
Monsanto Co.                              3.7%                   4.2%
Analog Devices, Inc.                      3.4%                   1.7%
Nokia Oyj (ADR) - Class A                 2.9%                   1.4%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                    April 30, 1998        October 31, 1997
Computer Software                        12.9%                   9.0%
Cable Television                         10.2%                   0.9%
Medical - Drugs                           8.6%                   6.6%
Multimedia                                4.7%                   1.0%
Agricultural Biotechnology                4.6%                    --
--------------------------------------------------------------------------------
Healthy Economies Support Strong Markets
     Domestic equity markets thrived as a combined result of low interest rates, virtually nonexistent inflation, and a reassessment of the Asian downturn. The events in Asia actually strengthened the U.S. economy by holding down prices, which in turn has improved the interest rate environment. European markets also gained significantly as the movement toward European Monetary Union appears to be bringing lower interest rates to many historically fragile economies.
     Despite a resurgence in the technology sector, which is the largest broad sector holding in the Fund, it was critical to hold the right technology stocks this period. Earnings reports helped investors differentiate between companies with weak product demand and possible overexposure to Asia and those with solid long-term growth potential and strong business dividends such as Microsoft and Dell Computer.
     Pharmaceuticals, which make up almost 10% of the Fund, attracted increased attention as investors sought clear earnings visibility to hedge against a possible global economic slowdown. Several of our holdings in the pharmaceutical and life sciences industries that posted particularly strong returns were Warner-Lambert, Pfizer, and Monsanto. All demonstrated strong business fundamentals, including the development of several new blockbuster products.
     Lipitor, developed by Warner-Lambert and co-marketed with Pfizer, jumped from a January '97 launch to capture the leading share of the cholesterol-lowering market and a $1.5 billion annual sales level by April of '98. Pfizer's Viagra saw a record launch in April of '98 as the first effective and convenient therapy for male erectile dysfunction. And progressing toward a July '98 Food and Drug Administration filing is Celebra, a nonsteroidal anti-inflammatory drug developed by Monsanto and also co-marketed with Pfizer. Celebra promises to match the efficacy of other widely prescribed therapies for pain and arthritis, without the serious gastro-intestinal side effects normally associated with those therapies.
     During the period, I also increased our positions in a variety of cable stocks, including Tele-Communications, Inc. (TCI), Time Warner, and Comcast. I see an exciting future for this group as a major upgrade of the cable infrastructure nears completion, helping to provide increased capacity, and, more important, digital service capability.
     With the completion of this upgrade, capital spending needs will decline significantly for the cable industry. At the same time, these companies will enjoy major new revenue opportunities from expanded video, television, and movie offerings, and telephone and data services. As a result, early in the next century we should see a huge generation of free cash flow. This will require a new approach to valuation for these companies, which should be extremely beneficial to share prices.
     As I mentioned earlier, a fourth-quarter selloff in oil services hurt our holdings in this sector. The turn of events that led to declining oil prices included reduced demand from Asia, increased supply from Saudi Arabia, and the warmest winter on record.
     We entered into this position on the thesis that a recent boom in oil services demand was technology-driven, not commodity-driven. I was particularly optimistic about long-term prospects for Schlumberger Ltd., a company that improved oil exploration and extraction through new technology. However, the collapse in oil prices forced us to trim our exposure to this industry.

Looking Ahead
     The financial markets continue to thrive in the current near-perfect blend of low yields, benign inflation, and robust economic growth. However, the markets have discounted this good news, and U.S. stocks are trading at historically high multiples. Unfortunately, continued good news, especially with respect to inflation, will be required for the markets to maintain today's euphoric overtones. On the positive side, I remain enthusiastic about our current holdings. I believe our companies are marked by their dynamic earnings and growth potential, strong market positions, and powerful franchises.
     We appreciate your continued investment in Janus Mercury Fund.

--------------------------------------------------------------------------------
Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   19

            JANUS MERCURY FUND Portfolio Manager, Warren B. Lammert

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund and the S&P 500 Index. Janus Mercury Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through April 30, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Mercury Fund ($29,988) as compared to the S&P 500 Index ($28,265). There is a legend in the upper left quadrant of the graph which indicates Janus Mercury Fund's one-year and since inception (May 3, 1993) average annual total returns as 44.07% and 24.56%, respectively.

*The Fund's inception date       Source - Lipper Analytical Services, Inc. 1998.
Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                 JANUS MERCURY FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 97.3%
--------------------------------------------------------------------------------
Advertising Sales - 1.4%
      456,641    Lamar Advertising Co. - Class A*                $    15,754,115
      492,563    Outdoor Systems, Inc.*                               15,638,875
--------------------------------------------------------------------------------
                                                                      31,392,990
--------------------------------------------------------------------------------
Aerospace and Defense - 0.5%
      235,040    Orbital Sciences Corp.*                              10,459,280
--------------------------------------------------------------------------------
Agricultural Biotechnology - 4.6%
      292,860    DEKALB Genetics Corp. - Class B                      19,969,391
    1,551,155    Monsanto Co.                                         82,017,321
--------------------------------------------------------------------------------
                                                                     101,986,712
--------------------------------------------------------------------------------
Agricultural Operations - 0.9%
      438,265    Delta and Pine Land Co.                              20,187,582
--------------------------------------------------------------------------------
Applications Software - 2.8%
      447,930    Intuit, Inc.*                                        23,824,277
      519,585    PeopleSoft, Inc.*                                    24,160,703
      285,740    Sapient Corp.*                                       14,108,412
--------------------------------------------------------------------------------
                                                                      62,093,392
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 1.3%
      439,590    Federal-Mogul Corp.                                  28,435,978
--------------------------------------------------------------------------------
Cable Television - 10.2%
    2,351,700    Comcast Corp. - Special Class A                      84,220,256
       83,765    Cox Communications, Inc. - Class A*                   3,738,013
    2,630,362    Tele-Communications, Inc. - Class A*                 84,829,175
    1,342,810    US WEST Media Group*                                 50,691,078
--------------------------------------------------------------------------------
                                                                     223,478,522
--------------------------------------------------------------------------------
Cellular Telecommunications - 1.8%
    2,851,216    Telecom Italia S.p.A.**                              21,473,220
      900,150    Western Wireless Corp. - Class A*                    17,552,925
--------------------------------------------------------------------------------
                                                                      39,026,145
--------------------------------------------------------------------------------
Chemicals - Diversified - 0.7%
      512,160    Solutia, Inc.                                   $    14,532,540
--------------------------------------------------------------------------------
Chemicals - Specialty - 0.3%
      163,920    Cabot Corp.                                           5,890,875
--------------------------------------------------------------------------------
Circuits - 3.4%
    1,890,337    Analog Devices, Inc.*                                73,604,997
--------------------------------------------------------------------------------
Commercial Banks - 0.7%
      236,020    Star Banc Corp.                                      14,913,514
--------------------------------------------------------------------------------
Computer Software - 12.9%
       54,945    Aspect Development, Inc.*                             3,478,705
      862,355    Aspen Technology, Inc.*                              42,147,601
      806,045    Cadence Design Systems, Inc.*                        29,269,509
      985,250    Microsoft Corp.*                                     88,795,656
    3,366,730    Parametric Technology Co.*                          107,630,150
      371,842    Wind River Systems*                                  12,875,029
--------------------------------------------------------------------------------
                                                                     284,196,650
--------------------------------------------------------------------------------
Computers - Memory Devices - 0.4%
      172,315    VERITAS Software Corp.*                               9,434,246
--------------------------------------------------------------------------------
Computers - Micro - 1.1%
      309,535    Dell Computer Corp.*                                 24,994,951
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 1.0%
      332,230    Sealed Air Corp.*                                    20,888,961
--------------------------------------------------------------------------------
Diversified Financial Services - 1.5%
      435,220    Associates First Capital Corp. - Class A             32,532,695
--------------------------------------------------------------------------------
Diversified Operations - 4.2%
    1,008,360    CBS Corp.*                                           35,922,825
      312,056    Metra Oy - Class B**                                  7,847,099
    1,022,513    Siebe PLC**                                          23,251,128
      456,305    Tyco International, Ltd.                             24,868,623
--------------------------------------------------------------------------------
                                                                      91,889,675
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   20

                 JANUS MERCURY FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Drug Delivery Systems - 1.4%
      637,450    ALZA Corp.*                                     $    30,557,759
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 2.4%
      352,195    Applied Materials, Inc.*                             12,723,044
      242,915    ASM Lithography Holding N.V. (ADR)*                  22,257,087
      434,465    Maxim Integrated Products, Inc.*                     17,541,524
--------------------------------------------------------------------------------
                                                                      52,521,655
--------------------------------------------------------------------------------
Electronic Safety Devices - 2.2%
      645,200    Pittway Corp. - Class A                              48,228,700
--------------------------------------------------------------------------------
Finance - Consumer Loans - 0.9%
      152,805    Household International, Inc.                        20,084,307
--------------------------------------------------------------------------------
Food - Diversified - 2.3%
      277,096    Raisio Group PLC**                                   50,861,165
--------------------------------------------------------------------------------
Internet Content - 0.7%
      425,500    At Home Corp. - Class A*                             14,174,469
--------------------------------------------------------------------------------
Internet Software - 3.7%
    1,029,044    America Online, Inc.*                                82,323,520
--------------------------------------------------------------------------------
Life and Health Insurance - 2.2%
      901,351    UNUM Corp.                                           48,447,616
--------------------------------------------------------------------------------
Medical - Drugs - 8.6%
      317,920    Eli Lilly and Co.                                    22,115,310
      325,345    Pfizer, Inc.                                         37,028,328
      686,230    Warner-Lambert Co.                                  129,826,138
--------------------------------------------------------------------------------
                                                                     188,969,776
--------------------------------------------------------------------------------
Medical Information Systems - 1.3%
      462,525    HBO & Co.                                            27,664,777
--------------------------------------------------------------------------------
Medical Instruments - 1.4%
      341,445    Sofamor Danek Group, Inc.*                           29,961,799
--------------------------------------------------------------------------------
Money Center Banks - 2.1%
      770,790    Banca Commerciale Italiana**                          3,897,993
      350,340    Bank of New York Co., Inc.                           20,691,956
      257,175    BankAmerica Corp.                                    21,859,875
--------------------------------------------------------------------------------
                                                                      46,449,824
--------------------------------------------------------------------------------
Multimedia - 4.7%
    1,317,405    Time Warner, Inc.                                   103,416,293
--------------------------------------------------------------------------------
Networking Products - 2.7%
      806,227    Cisco Systems, Inc.*                                 59,056,128
--------------------------------------------------------------------------------
Oil - Field Services - 1.2%
   21,304,941    Ocean Rig ASA*,#                                     20,710,551
      223,613    Smedvig ASA - Class B                                 4,497,401
--------------------------------------------------------------------------------
                                                                      25,207,952
--------------------------------------------------------------------------------
Pharmacy Services - 1.3%
      820,481    Omnicare, Inc.                                       28,101,474
--------------------------------------------------------------------------------
Radio - 1.1%
      529,935    Chancellor Media Corp.*                              25,138,792
--------------------------------------------------------------------------------
Retail - Building Products - 0.7%
      267,685    Fastenal Co.                                         14,973,630
--------------------------------------------------------------------------------
Retail - Discount - 1.0%
      403,420    Costco Companies, Inc.*                              22,541,092
--------------------------------------------------------------------------------
Retail - Internet - 1.0%
      230,790    Amazon.com, Inc.*                                    21,174,982
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 0.4%
      102,515    Ambanc Holding Co., Inc.                              1,819,641
      155,860    First Defiance Financial Corp.                        2,337,900
       62,765    North Central Bancshares, Inc.                        1,514,206
       86,825    Provident Financial Holdings, Inc.*                   2,040,387
       76,875    TF Financial Corp.                                    2,114,062
--------------------------------------------------------------------------------
                                                                       9,826,196
--------------------------------------------------------------------------------
Super-Regional Banks - 1.0%
      178,550    U.S. Bancorp                                    $    22,675,850
--------------------------------------------------------------------------------
Telecommunication Equipment - 2.9%
      967,010    Nokia Oyj (ADR) - Class A                            64,668,794
--------------------------------------------------------------------------------
Television - 0%
       58,675    United International Holdings, Inc. - Class A*          997,475
--------------------------------------------------------------------------------
Vitamins and Nutrition Products - 0.4%
      230,630    Twinlab Corp.*                                        9,052,227
--------------------------------------------------------------------------------
Total Common Stock (cost $1,593,177,335)                           2,137,015,957
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 1.8%
                 Prudential Funding Corp.
$  40,500,000      5.45%, 5/1/98 (amortized cost $40,500,000)         40,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,633,677,335) - 99.1%              2,177,515,957
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.9%         19,772,839
--------------------------------------------------------------------------------
Net Assets - 100%                                                $ 2,197,288,796
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 April 30, 1998

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Finland                                5.7%                       $  123,377,058
Italy                                  1.2%                           25,371,212
Netherlands                            1.0%                           22,257,087
Norway                                 1.1%                           25,207,952
United Kingdom                         1.1%                           23,251,127
United States++                       89.9%                        1,958,051,521
--------------------------------------------------------------------------------
Total                                100.0%                       $2,177,515,957
================================================================================
++Includes Short-Term Securities (88.1% excluding Short-Term Securities)

                           Forward Currency Contracts
                             Open at April 30, 1998

Currency Sold and                    Currency        Currency        Unrealized
Settlement Date                    Units Sold  Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/11/98               3,048,000   $   5,093,818         ($153,418)
British Pound 8/7/98                  400,000         665,680            (3,040)
British Pound 10/7/98               2,052,000       3,406,115            (3,899)
Dutch Guilder 7/2/98               11,800,000       5,858,987          (108,500)
Dutch Guilder 7/17/98               4,200,000       2,087,164           (24,296)
Dutch Guilder 7/31/98               6,000,000       2,984,036           (20,487)
Finnish Markka 5/28/98              9,751,000       1,792,397            72,039
Finnish Markka 7/10/98                300,000          55,278              (633)
Finnish Markka 7/17/98             62,892,000      11,592,996          (220,120)
Finnish Markka 7/23/98              2,057,000         379,296              (858)
Finnish Markka 7/31/98            242,000,000      44,642,857          (499,214)
Finnish Markka 8/7/98              20,000,000       3,690,922           (87,773)
Italian Lira 8/7/98            19,150,000,000      10,835,462          (216,531)
Italian Lira 11/12/98          18,850,000,000      10,706,564           (30,911)
--------------------------------------------------------------------------------
Total                                           $ 103,791,572       ($1,297,641)
================================================================================

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   21

               JANUS OLYMPUS FUND Portfolio Manager, Claire Young

     Janus Olympus Fund gained 19.35% during the first half of our fiscal year, November 1, 1997, to April 30, 1998. The S&P 500 Index gained 22.50% for the same period. Both returns include reinvested dividends.
     For the 12 months ended April 30, 1998, the Fund ranked 45th out of 230 capital appreciation funds as tracked by Lipper Analytical Services, Inc., a leading mutual fund rating company.(1)
     During the half, the market showed remarkable resilience from the October downdraft as investors used the opportunity to increase their exposure to equities. Amid the Asian turmoil, investors focused their buying activity on companies with predictable earnings streams. Companies with exposure to Asian economies or with less certain earnings streams did not experience as vigorous a rebound.
     The majority of the Fund benefited tremendously from the market's "flight to quality"; however, in November, our oil services stocks underperformed. Oil prices saw a quick downturn as Asian demand slowed, while OPEC supplies continued to grow. As I cut exposure to this area, performance improved significantly.
--------------------------------------------------------------------------------
Portfolio Profile                   April 30, 1998        October 31, 1997
Equities                                 96.1%                  93.8%
  Foreign                                 9.5%                  14.7%
  European                                9.5%                  12.9%
Top 10 Equities (% of Assets)            35.9%                  40.7%
Number of Stocks                           60                     57
Cash & Cash Equivalents                   3.9%                   6.2%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings              April 30, 1998        October 31, 1997
Warner-Lambert Co.                        6.1%                   5.1%
Microsoft Corp.                           4.7%                   5.1%
Pfizer, Inc.                              4.5%                   5.6%
Cisco Systems, Inc.                       3.9%                   0.4%
Cadence Design Systems, Inc.              3.5%                   1.6%
Dell Computer Corp.                       3.1%                   4.7%
America Online, Inc.                      3.0%                   1.4%
Time Warner, Inc.                         2.5%                   1.0%
CBS Corp.                                 2.3%                    --
Monsanto Co.                              2.3%                   2.6%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                    April 30, 1998        October 31, 1997
Medical - Drugs                          13.6%                  20.6%
Computer Software                        10.9%                   8.7%
Money Center Banks                        4.1%                   6.3%
Networking Products                       3.9%                   0.4%
Finance - Investment
  Bankers/Brokers                         3.7%                   2.8%
--------------------------------------------------------------------------------
Technology and Drug Stocks Post Strong Results
     Technology continued to be a main driver of domestic economic growth, from improving worker productivity to harnessing data to run businesses more efficiently. The robust demand of the sub-$1,000 personal computer-dominated technology issues. Driven by consumers' desire to access the Internet, unit volume growth of these low-end personal computers was surprisingly strong. Many of our technology holdings performed well despite the drop in computer prices. Indeed, some of our newer holdings are positioned to benefit from the exploding interest in Internet-related offerings. Microsoft operating systems and software packages grew with the increased unit growth of PCs, with no pricing pressures. Dell Computer's superior direct marketing model enabled the company to take advantage of pricing turmoil in the market. Dell maintained very little inventory, which allowed the company to upgrade its product offerings at compelling prices, while its competitors suffered through inventory destocking of higher-priced, older computer components.
     I added to positions in Cisco Systems and America Online (AOL). Cisco is the market leader in computer networking technology and provides key infrastructure equipment to support the rapid growth of Internet/intranet traffic. AOL is the leading Internet and online service provider. It is enjoying tremendous subscriber growth and capitalizing on the increasing advertising and marketing dollars being spent in this new medium.
     In the  pharmaceutical  area,  the  aggressive  spending  in  research  and development and the increasing use of technology to better target research continue to generate drugs with better efficacy and lower side effects. Our drug companies' strong product sales demonstrate the benefits of their previous investment in research. Warner-Lambert's Lipitor overtook Merck's Zocor as the leading cholesterol-lowering drug and continues to surpass estimates on sales. Pfizer's Viagra, a male impotence drug, was finally approved for marketing. Upon its release, it became the fastest-growing prescription drug ever. Pfizer signed a licensing agreement with Monsanto for Celebra, a nonsteroid anti-inflammatory with fewer gastrointestinal side effects than other painkillers. This revolutionary compound will be marketed next year and should continue the recent string of blockbuster drug introductions.

Looking for Attractive Characteristics
     Some of our lower-profile stocks also produced outstanding returns in the first half. While seemingly disparate in nature, each has the characteristics that I'm looking for in investments: growth industries, dominant product offerings, and excellent management teams. Royal Caribbean Cruises is one of the leading companies in the cruise industry - an industry experiencing increased acceptance as a vacation alternative with high barriers to entry. The company is benefiting from strong pricing and its focus on improving ship profitability. Select Appointments is a global temporary employment agency with an emphasis on information technology employees. It's well-positioned to capture the growth of technology spending in Europe, particularly to address Year 2000 and European Monetary Unit issues.
     I sold our position in Ciena, a telecommunications equipment provider, when purchases from one of its largest customers were delayed. As mentioned earlier, I also sold our positions in the oil services equipment and deep-water drilling segments because of concerns of languishing oil prices. Finally, I sold JBA Holdings, an U.K. software firm, when it failed to meet our earnings expectations.

Current Outlook
     As the first half ended, companies were reporting solid first-quarter earnings. Despite some pockets of weakness, the U.S. and European economies demonstrated solid growth that more than offset Asia's slowdown for many of our holdings. I believe we will continue to see volatility in the market as the impact of Asia's turmoil continues to unfold. However, I feel confident in our companies' growth prospects and ability to generate strong returns.
     Thank you for your investment in Janus Olympus Fund.

--------------------------------------------------------------------------------
(1) A capital appreciation fund is defined by Lipper as one that "aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions." Lipper's ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.
Past performance does not guarantee future results.

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   22

               JANUS OLYMPUS FUND Portfolio Manager, Claire Young

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund and the S&P 500 Index. Janus Olympus Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through April 30, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Olympus Fund ($18,471) as compared to the S&P 500 Index
($18,871). There is a legend in the upper left quadrant of the graph which indicates Janus Olympus Fund's one-year and since inception (December 29, 1995) average annual total returns as 46.87% and 30.08%, respectively.

*The Fund's inception date       Source - Lipper Analytical Services, Inc. 1998.
Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                 JANUS OLYMPUS FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 94.5%
--------------------------------------------------------------------------------
Agricultural Biotechnology - 2.3%
      345,525    Monsanto Co.                                    $    18,269,634
--------------------------------------------------------------------------------
Applications Software - 3.6%
      336,570    Intuit, Inc.*                                        17,901,317
      230,000    PeopleSoft, Inc.*                                    10,695,000
--------------------------------------------------------------------------------
                                                                      28,596,317
--------------------------------------------------------------------------------
Cable Television - 3.6%
      450,000    Comcast Corp. - Special Class A                      16,115,625
      400,000    Tele-Communications, Inc. - Class A*                 12,900,000
--------------------------------------------------------------------------------
                                                                      29,015,625
--------------------------------------------------------------------------------
Cellular Telecommunications - 1.1%
      200,000    Cellular Communications International, Inc.*          8,800,000
--------------------------------------------------------------------------------
Circuits - 1.5%
      150,050    Linear Technology Corp.                              12,079,025
--------------------------------------------------------------------------------
Commercial Banks - 0.9%
       85,000    Credit Commercial de France**                         6,779,928
--------------------------------------------------------------------------------
Computer Software - 10.9%
      125,000    BMC Software, Inc.*                                  11,695,313
      768,410    Cadence Design Systems, Inc.*                        27,902,888
      415,000    Microsoft Corp.*                                     37,401,875
       93,005    Mobius Management Systems, Inc.*                      1,720,593
      250,000    Wind River Systems*                                   8,656,250
--------------------------------------------------------------------------------
                                                                      87,376,919
--------------------------------------------------------------------------------
Computers - Integrated Systems - 1.2%
      130,000    Aspec Technology, Inc.*                               1,803,750
      150,000    Saville Systems Ireland PLC (ADR)*                    7,481,250
--------------------------------------------------------------------------------
                                                                       9,285,000
--------------------------------------------------------------------------------
Computers - Memory Devices - 3.3%
      225,000    EMC Corp.*                                      $    10,378,125
      298,175    VERITAS Software Corp.*                              16,325,081
--------------------------------------------------------------------------------
                                                                      26,703,206
--------------------------------------------------------------------------------
Computers - Micro - 3.1%
      310,000    Dell Computer Corp.*                                 25,032,500
--------------------------------------------------------------------------------
Cruise Lines - 2.2%
      251,860    Royal Caribbean Cruises, Ltd.                        17,220,927
--------------------------------------------------------------------------------
Data Processing and Management - 2.7%
      261,840    CSG Systems International, Inc.*                     11,913,720
      149,050    i2 Technologies, Inc.*                                9,949,087
--------------------------------------------------------------------------------
                                                                      21,862,807
--------------------------------------------------------------------------------
Diversified Operations - 2.3%
      515,000    CBS Corp.*                                           18,346,875
--------------------------------------------------------------------------------
Drug Delivery Systems - 1.5%
      250,000    ALZA Corp.*                                          11,984,375
--------------------------------------------------------------------------------
Educational Software - 1.6%
      244,150    CBT Group PLC (ADR)*                                 12,421,131
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 1.7%
      208,845    Applied Materials, Inc.*                              7,544,526
      150,000    Maxim Integrated Products, Inc.*                      6,056,250
--------------------------------------------------------------------------------
                                                                      13,600,776
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 3.7%
      306,010    Charles Schwab Corp.                                 10,710,350
      125,000    Merrill Lynch & Co., Inc.                            10,968,750
      100,000    Morgan Stanley, Dean Witter, Discover and Co.         7,887,500
--------------------------------------------------------------------------------
                                                                      29,566,600
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   23

                 JANUS OLYMPUS FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Finance - Other Services - 0.3%
       46,060    Newcourt Credit Group, Inc.                     $     2,262,697
--------------------------------------------------------------------------------
Food - Diversified - 0.7%
      125,000    Nabisco Holdings Corp. - Class A                      5,976,562
--------------------------------------------------------------------------------
Human Resources - 2.0%
      580,000    Select Appointments Holdings PLC (ADR)               15,732,500
--------------------------------------------------------------------------------
Internet Software - 3.0%
      300,000    America Online, Inc.*                                24,000,000
--------------------------------------------------------------------------------
Medical - Drugs - 13.6%
      175,000    Eli Lilly and Co.                                    12,173,438
        1,696    Novartis A.G.**                                       2,804,166
      320,000    Pfizer, Inc.                                         36,420,000
      100,000    Schering-Plough Corp.                                 8,012,500
      260,000    Warner-Lambert Co.                                   49,188,750
--------------------------------------------------------------------------------
                                                                     108,598,854
--------------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 0.7%
       61,025    Cardinal Health, Inc.                                 5,873,656
--------------------------------------------------------------------------------
Money Center Banks - 4.1%
      125,000    Bank of New York Co., Inc.                            7,382,813
      160,000    BankAmerica Corp.                                    13,600,000
      770,392    Lloyds TSB Group PLC**                               11,560,656
--------------------------------------------------------------------------------
                                                                      32,543,469
--------------------------------------------------------------------------------
Multimedia - 3.6%
      250,000    Time Warner, Inc.                                    19,625,000
       75,000    Walt Disney Co. (The)                                 9,323,437
--------------------------------------------------------------------------------
                                                                      28,948,437
--------------------------------------------------------------------------------
Networking Products - 3.9%
      425,000    Cisco Systems, Inc.*                                 31,131,250
--------------------------------------------------------------------------------
Radio - 0.7%
      200,000    Westwood One, Inc.*                                   6,000,000
--------------------------------------------------------------------------------
Retail - Building Products - 1.3%
      150,000    Home Depot, Inc.                                     10,443,750
--------------------------------------------------------------------------------
Retail - Discount - 1.7%
      250,000    Costco Companies, Inc.*                              13,968,750
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 1.8%
      320,700    Fred Meyer, Inc.*                                    14,391,413
--------------------------------------------------------------------------------
Retail - Restaurants - 1.2%
      200,000    Starbucks Corp.*                                      9,625,000
--------------------------------------------------------------------------------
Schools - 1.1%
      240,000    DeVry, Inc.*                                          9,090,000
--------------------------------------------------------------------------------
Schools - Day Care - 1.3%
      395,425    CorporateFamily Solutions, Inc.*,#                   10,528,191
--------------------------------------------------------------------------------
Telecommunication Services - 3.4%
       83,006    COLT Telecom Group PLC*,**                            1,790,340
       55,700    COLT Telecom Group PLC (ADR)*,**                      4,797,163
      150,000    Level 3 Communications, Inc.*                         9,300,000
      298,100    Qwest Communications International, Inc.*            11,495,481
--------------------------------------------------------------------------------
                                                                      27,382,984
--------------------------------------------------------------------------------
Telephone - Local - 0.6%
       50,000    Bell Atlantic Corp.                                   4,678,125
--------------------------------------------------------------------------------
Telephone - Long Distance - 2.3%
      200,000    MCI Communications Corp.                             10,062,500
      200,000    WorldCom, Inc.*                                       8,556,250
--------------------------------------------------------------------------------
                                                                      18,618,750
--------------------------------------------------------------------------------
Total Common Stock (cost $544,047,565)                               756,736,033
--------------------------------------------------------------------------------
Preferred Stock - 1.6%
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 1.6%
        5,000    Porsche A.G.** (cost $11,471,926)               $    12,510,470
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 0.7%
                 Prudential Funding Corp.
$   5,600,000      5.45%, 5/1/98 (amortized cost $5,600,000)           5,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $561,119,491) - 96.8%                  774,846,503
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 3.2%         26,025,172
--------------------------------------------------------------------------------
Net Assets - 100%                                                $   800,871,675
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 April 30, 1998

Country                    % of Investment Securities               Market Value
--------------------------------------------------------------------------------
France                                 0.9%                       $    6,779,928
Germany                                2.2%                           17,307,634
Ireland                                2.5%                           19,902,381
Switzerland                            0.4%                            2,804,165
United Kingdom                         3.8%                           29,083,496
United States++                       90.2%                          698,968,899
--------------------------------------------------------------------------------
Total                                100.0%                       $  774,846,503
================================================================================
++Includes Short-Term Securities (89.5% excluding Short-Term Securities)

                           Forward Currency Contracts
                             Open at April 30, 1998

Currency Sold and                   Currency         Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 8/14/98              3,140,000    $   5,224,018          ($95,142)
British Pound 10/7/98              4,760,000        7,901,124            (6,174)
French Franc 7/31/98              19,500,000        3,255,806            (3,096)
French Franc 10/19/98             17,000,000        2,850,484            (5,629)
German Deutschemark 7/2/98        20,300,000       11,345,853          (177,584)
Swiss Franc 10/21/98               3,800,000        2,582,048             2,635
--------------------------------------------------------------------------------
Total                                           $  33,159,333         ($284,990)
================================================================================

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   24

            JANUS OVERSEAS FUND Portfolio Manager, Helen Young Hayes

     Janus Overseas Fund once again outperformed its benchmark this period. The Fund gained 17.55% for the six months ended April 30, 1998, compared with the MSCI EAFE Index, which gained 15.44% during the same period. Both returns include net reinvested dividends.(1)
     I am also pleased to report that, for the 12-month period ended April 30, 1998, the Fund ranked 64th out of the 466 international funds tracked by Lipper Analytical Services, Inc., a leading mutual fund rating company.(2)

Closing Janus Overseas Fund
     Our biggest change during the half was the closing of Janus Overseas Fund to new investors. As a rapid stream of assets continued to flow into the Fund, I, along with Janus' Chief Investment Officer Jim Craig, decided to close the Fund proactively in order to preserve its flexibility.
     In conjunction with this decision was the well-deserved promotion of Laurence Chang to co-manager of Janus Overseas Fund from his position as assistant portfolio manager. Laurence, who has worked closely with me for the past five years, also serves as assistant portfolio manager for Janus Worldwide Fund.
     In terms of the stock markets, many international markets moved steadily higher this period, reflecting reduced investor concerns that the Asian crisis would extend to other parts of the globe. The downturn in the Far East has thus far been viewed as a positive for the global economy by investors, as prospects for lower inflation and moderate economic growth drove several markets higher.

European Stocks Boost Performance
     The European stock markets posted impressive gains this period, fueled by the pending European Monetary Union (EMU) in 1999, corporate restructuring, improving domestic economies, and the convergence of European interest rates. Our European holdings fared well as a result, and because these stocks comprise nearly 83.9% of the Fund, it posted strong returns.
     Companies that focused on increasing shareholder value and accelerating corporate earnings growth helped drive the performance of our European holdings. French auto manufacturer Renault was among our strong performers.
     Many European technology stocks also climbed significantly as a result of an increase in computer spending in anticipation of the Year 2000 and European Monetary Union conversions. U.K.-based companies Logica and Misys and Dutch computer services provider Getronics are among our technology holdings that are rapidly gaining momentum. Unfortunately, our position in JBA Holdings, a U.K.-based software development company, did not fare so well. The stock was down about 50% as a result of what I believe were accelerated research and development costs coupled with a slowdown in new clients.

Growing Presence in Emerging Markets
     The economic and political environment in Japan, Korea, and Southeast Asia leave me wary about corporate earnings for the near term. I have modestly increased the Fund's weighting in Latin America. My emphasis remains on strong, high-quality franchise names such as Telebras in Brazil and Televisa in Mexico.
--------------------------------------------------------------------------------
Portfolio Profile                   April 30, 1998        October 31, 1997
Equities                                 98.1%                  89.1%
  Foreign                                97.1%                  88.1%
Top 10 Equities (% of Assets)            21.4%                  22.6%
Number of Stocks                          180                    211
Cash & Fixed Income Securities            1.9%                  10.9%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings              April 30, 1998        October 31, 1997
Rentokil Initial PLC                      3.2%                   2.2%
Siebe PLC                                 2.5%                   2.8%
Wolters Kluwer N.V                        2.1%                   0.9%
Nokia Oyj - Class A                       2.1%                   1.8%
Electrolux A.B. - Class B                 2.0%                   2.5%
Philips Electronics N.V.
  - N.Y. Shares                           2.0%                   2.6%
Mannesmann A.G                            1.9%                    --
Akzo Nobel N.V                            1.9%                   2.2%
Telecom Italia Mobile S.p.A.              1.9%                    --
UBS                                       1.8%                   0.3%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                    April 30, 1998        October 31, 1997
Money Center Banks                       11.3%                   6.1%
Diversified Operations                    9.3%                   9.8%
Medical - Drugs                           7.2%                   3.7%
Telephone - Integrated                    5.7%                   2.2%
Computer Services                         5.1%                   4.1%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Countries                     April 30, 1998        October 31, 1997
United Kingdom                           19.9%                  20.3%
Netherlands                              11.7%                  12.4%
Germany                                  11.5%                   7.5%
France                                    8.3%                  12.0%
Switzerland                               8.1%                   7.3%
--------------------------------------------------------------------------------
Positive Global Market Outlook
     Benign inflation and strong corporate restructuring actions should continue to create a positive future environment for the global markets. In the last six months alone, European companies have noticeably improved their earnings quality and increased their productivity as changes in management incentives and a more disciplined investment approach began to be felt.
     While we continue to monitor macroeconomic trends closely, my primary focus continues to be to identify the best companies anywhere in the world - regardless of geography or market sentiment.
     On behalf of the entire international investment team, I thank you for your investment in Janus Overseas Fund.

--------------------------------------------------------------------------------
(1) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.
(2) Lipper Analytical Services, Inc. defines an international fund as one that "invests its assets in securities whose primary trading markets are outside the United States." As of April 30, 1998, Janus Overseas Fund ranked 1/277 of international funds for the 3-year period. This ranking is based on total return, including reinvested dividends and capital gains for the stated period.
Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   25

            JANUS OVERSEAS FUND Portfolio Manager, Helen Young Hayes

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the Morgan Stanley Capital International EAFE Index. Janus Overseas Fund is represented by a solid blue line. The Morgan Stanley Capital International EAFE Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through April 30, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Overseas Fund ($21,896) as compared to the Morgan Stanley Capital International EAFE Index ($13,864). There is a legend in the upper left quadrant of the graph which indicates Janus Overseas Fund's one-year and since inception (May 2, 1994) average annual total returns as 29.29% and 21.64%, respectively.

*The Fund's inception date       Source - Lipper Analytical Services, Inc. 1998.
Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                 JANUS OVERSEAS FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 94.7%
--------------------------------------------------------------------------------
Advertising Agencies - 0.3%
    1,673,060    WPP Group PLC**                                 $    10,657,928
--------------------------------------------------------------------------------
Advertising Sales - 0.1%
    3,610,778    Aegis Group PLC**,+                                   5,554,243
--------------------------------------------------------------------------------
Airlines - 0.9%
      517,191    Deutsche Lufthansa A.G.**                            12,306,544
        3,152    Sairgroup**                                           4,122,981
      406,950    SAS Danmark A/S                                       7,255,091
      357,605    SAS Norge ASA - Class B                               5,969,614
      521,464    SAS Sverige A.B.**                                    8,288,100
--------------------------------------------------------------------------------
                                                                      37,942,330
--------------------------------------------------------------------------------
Appliances - 2.0%
      912,610    Electrolux A.B. - Class B**                          84,906,953
--------------------------------------------------------------------------------
Athletic Footwear - 0.4%
       92,150    Adidas - Salomon A.G.**                              15,277,053
--------------------------------------------------------------------------------
Audio and Video Products - 1.4%
      742,400    Sony Corp.**                                         61,861,974
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 2.5%
       17,803    Bayerische Motoren Werke (BMW) A.G.**                19,643,354
      429,000    Honda Motor Co., Ltd.**                              15,584,649
    1,092,480    Renault S.A.*,**                                     50,650,370
       25,643    Volkswagen A.G.**                                    20,420,122
--------------------------------------------------------------------------------
                                                                     106,298,495
--------------------------------------------------------------------------------
Beverages - Non-Alcoholic - 0.1%
      128,619    Embotelladora Andina S.A. (ADR) - Class B             2,604,535
--------------------------------------------------------------------------------
Brewery - 0.7%
      851,935    Companhia Cervejaria Brahma (ADR)                    11,234,893
    2,665,700    Fomento Economico Mexicano, S.A. de C.V.             19,719,101
--------------------------------------------------------------------------------
                                                                      30,953,994
--------------------------------------------------------------------------------
Broadcast Services and Programming - 0.6%
      656,320    Grupo Televisa S.A. (GDR)*                      $    26,909,120
--------------------------------------------------------------------------------
Building - Heavy Construction - 0.3%
      111,309    Compagnie Francaise d'Etudes et de
                   Construction Technip**                             14,131,510
--------------------------------------------------------------------------------
Cellular Telecommunications - 3.6%
      387,593    Cellular Communications International, Inc.*         17,054,070
       95,300    Millicom International Cellular S.A.*                 3,728,612
       88,104    Telecel-Comunicacaoes Pessoais, S.A.*                15,805,551
   14,057,268    Telecom Italia Mobile S.p.A.                         80,506,299
    5,147,909    Telecom Italia S.p.A.                                38,770,189
--------------------------------------------------------------------------------
                                                                     155,864,721
--------------------------------------------------------------------------------
Chemicals - Diversified - 3.1%
      404,884    Akzo Nobel N.V.**                                    82,358,907
      242,863    BASF A.G.**                                          10,813,478
      205,152    Bayer A.G.**                                          9,122,963
      294,625    Hoechst A.G.**                                       11,885,171
    1,113,753    Imperial Chemical Industries PLC**                   20,223,438
--------------------------------------------------------------------------------
                                                                     134,403,957
--------------------------------------------------------------------------------
Commercial Banks - 2.8%
      383,057    Banco Central Hispanoamericano*                      12,742,176
      228,068    BG Bank A/S                                          13,331,110
      241,062    Corporacion Bancaria de Espana S.A.                  20,086,522
      281,992    Credit Commercial de France**                        22,492,770
    2,428,205    Credito Italiano S.p.A.                              12,705,953
      205,397    Erste Bank Der Oesterreichischen
                   Sparkassen A.G.*,+                                 13,239,824
        2,370    Julius Baer Holding A.G. - Class B**                  6,541,462
    2,260,172    Merita PLC - Class A                                 15,142,250
      135,800    Uniao de Bancos Brasileiros S.A. (GDR)                5,398,050
--------------------------------------------------------------------------------
                                                                     121,680,117
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   26

                 JANUS OVERSEAS FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Commercial Services - 0.3%
    1,323,790    BTG PLC**                                       $    14,475,485
--------------------------------------------------------------------------------
Computer Services - 5.1%
      152,295    Atos S.A.*,**                                        25,434,115
      530,154    Cap Gemini S.A.**                                    62,889,116
       88,630    ECsoft Group PLC (ADR)*                               2,658,900
      913,221    Getronics N.V.**,+                                   40,406,529
    2,109,225    Logica PLC**                                         55,720,662
      490,088    Misys PLC**                                          23,558,530
      346,645    WM-Data A.B. - Class B**                             10,436,777
--------------------------------------------------------------------------------
                                                                     221,104,629
--------------------------------------------------------------------------------
Computer Software - 2.2%
       52,000    Dassault Systemes S.A. (ADR)                          2,008,500
      578,862    JBA Holdings PLC**                                    5,129,643
    2,008,310    Merkantildata A.S.A.                                 25,312,318
        1,026    NTT Data Corp.**                                     45,192,757
       96,657    Tieto Corp. - Class B                                17,741,460
--------------------------------------------------------------------------------
                                                                      95,384,678
--------------------------------------------------------------------------------
Computers - Integrated Systems - 1.0%
       97,285    Saville Systems PLC (ADR)*                            4,852,089
    1,081,305    SEMA Group PLC**                                     39,105,783
--------------------------------------------------------------------------------
                                                                      43,957,872
--------------------------------------------------------------------------------
Consumer Products - 0.3%
      313,170    Hagemeyer N.V.**                                     14,957,038
--------------------------------------------------------------------------------
Diversified Operations - 9.3%
    5,804,000    Citic Pacific, Ltd.                                  17,832,981
   22,601,800    First Pacific Co., Ltd.                              10,868,983
    1,906,886    Hays PLC**                                           32,425,147
      851,000    Hutchison Whampoa, Ltd.                               5,262,410
      151,497    Lagardere S.C.A.**                                    5,790,243
       55,694    Preussag A.G.**                                      19,800,965
      284,740    Quinenco S.A. (ADR)                                   2,936,381
      121,515    Ratin A/S - B Shares*                                23,350,577
   21,581,960    Rentokil Initial PLC**                              140,731,645
    4,754,270    Siebe PLC**                                         108,108,296
      947,000    Swire Pacific, Ltd. - Class A                         4,731,301
      662,195    TI Group PLC**                                        5,978,826
    2,722,883    Tomkins PLC**                                        16,048,128
    1,494,294    Williams PLC**                                       11,467,929
--------------------------------------------------------------------------------
                                                                     405,333,812
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.9%
      636,489    Elan Corp. PLC (ADR)*                                39,541,879
--------------------------------------------------------------------------------
Educational Software - 0.2%
      177,860    CBT Group PLC (ADR)*                                  9,048,628
--------------------------------------------------------------------------------
Electric - Distribution - 0.4%
    3,904,000    CLP Holdings, Ltd.                                   18,748,751
--------------------------------------------------------------------------------
Electric - Integrated - 0.2%
      116,450    Companhia Energetica de Minas Gerais (ADR)            5,458,594
      195,550    Companhia Paranaense de Energia-Copel (ADR)           2,786,588
       56,575    Mosenergo (ADR)*,+                                    2,008,412
--------------------------------------------------------------------------------
                                                                      10,253,594
--------------------------------------------------------------------------------
Electric Products - 0.2%
      528,000    Hitachi, Ltd.**                                       3,792,264
      242,644    Samsung Electronics+                                  6,830,429
--------------------------------------------------------------------------------
                                                                      10,622,693
--------------------------------------------------------------------------------
Electronic Components - 3.5%
    1,049,002    Electrocomponents PLC**                              10,199,111
      633,967    Philips Electronics N.V.**                           55,850,207
      942,346    Philips Electronics N.V. - N.Y. Shares**             84,811,140
--------------------------------------------------------------------------------
                                                                     150,860,458
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 0.2%
       69,800    ASM Lithography Holding N.V. (ADR)*             $     6,395,425
--------------------------------------------------------------------------------
Electronic Measuring Instruments - 0.2%
       48,316    Simac Techniek N.V.**                                 8,584,669
--------------------------------------------------------------------------------
Film Processing - 0.2%
      170,368    GrandVision S.A.**                                    6,851,226
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 0.2%
      591,000    Nomura Securities Co., Ltd.**                         7,223,680
--------------------------------------------------------------------------------
Finance - Other Services - 0.3%
      239,630    Newcourt Credit Group, Inc.                          11,771,824
--------------------------------------------------------------------------------
Food - Catering - 0.7%
    1,808,623    Compass Group PLC**                                  31,359,063
--------------------------------------------------------------------------------
Food - Dairy Products - 0.2%
      258,960    Koninklijke Numico N.V.**                             8,651,165
--------------------------------------------------------------------------------
Food - Diversified - 0.8%
      195,162    Raisio Group PLC                                     35,822,122
--------------------------------------------------------------------------------
Food - Retail - 0.9%
    1,222,830    Koninklijke Ahold N.V.**                             38,128,065
--------------------------------------------------------------------------------
Human Resources - 1.1%
    3,738,455    Capita Group PLC**                                   31,409,751
      645,605    Select Appointments Holdings PLC**                    8,991,831
      323,955    Select Appointments Holdings PLC (ADR)**              8,787,279
--------------------------------------------------------------------------------
                                                                      49,188,861
--------------------------------------------------------------------------------
Investment Companies - 0.3%
      197,666    Investor A.B. - B Shares**                           11,161,921
--------------------------------------------------------------------------------
Investment Management and Advisory Services - 0.2%
      625,382    Amvescap PLC**                                        7,110,343
      539,733    Banca Fideuram                                        3,453,840
--------------------------------------------------------------------------------
                                                                      10,564,183
--------------------------------------------------------------------------------
Life and Health Insurance - 0.9%
       47,095    Schweizerische Lebensversicherungs-und
                   Rentenanstalt**                                    39,843,964
--------------------------------------------------------------------------------
Machinery - General Industrial - 1.9%
      106,363    Mannesmann A.G.**                                    84,402,990
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic - 0.2%
        7,516    Ares-Serono Group - Class B**                        10,773,364
--------------------------------------------------------------------------------
Medical - Drugs - 7.2%
    1,897,523    Astra A.B. - Class A**                               38,986,092
      503,723    Merck KGaA**                                         19,649,300
       40,864    Novartis A.G.**                                      67,564,516
      128,642    Novo Nordisk A/S - Class B                           20,866,410
      399,271    Rhone-Poulenc - Class A**                            19,513,165
        1,649    Roche Holding A.G.**                                 16,716,032
      151,251    Sanofi S.A.**                                        18,322,752
      248,401    Schering A.G.**                                      26,646,571
      661,375    SmithKline Beecham PLC (ADR)**                       39,393,148
       81,965    Synthelabo**                                         12,326,561
    1,092,000    Takeda Chemical Industries**                         31,240,137
--------------------------------------------------------------------------------
                                                                     311,224,684
--------------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 0.1%
      284,158    Grupo Casa Autrey S.A. de C.V. (ADR)                  3,765,093
--------------------------------------------------------------------------------
Medical Products - 0.2%
      634,434    Ortivus A.B. - B Shares*,**,#                        10,657,500
--------------------------------------------------------------------------------
Metal Processors and Fabricators - 1.0%
    1,238,767    Assa Abloy A.B. - Class B**                          43,219,419
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   27

                 JANUS OVERSEAS FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Money Center Banks - 11.3%
    5,229,926    Banca Commerciale Italiana                      $    26,448,467
   18,469,531    Banca di Roma*                                       34,146,661
      453,080    Bank Austria A.G.                                    35,017,764
      387,402    Barclays PLC**                                       11,179,926
      106,832    Credit Suisse Group**                                23,503,980
      541,222    Deutsche Bank A.G.**                                 41,651,091
      197,837    Dresdner Bank A.G.**                                 10,704,934
      553,852    HSBC Holdings PLC**                                  17,483,645
      674,914    ING Groep N.V.**                                     43,858,250
    5,161,946    Lloyds TSB Group PLC**                               77,461,194
    1,954,636    National Westminster Bank PLC**                      38,900,156
       88,634    Schroders PLC**                                       4,238,407
    1,274,954    Skandinaviska Enskilda Banken - Class A**            21,252,487
    1,203,797    Standard Chartered PLC**                             18,497,159
       49,020    UBS**                                                78,958,038
       97,385    Unidanmark A/S - Class A                              8,182,799
--------------------------------------------------------------------------------
                                                                     491,484,958
--------------------------------------------------------------------------------
Mortgage Banks - 0.8%
      469,059      Deutsche Pfandbrief-und
                     Hypothekenbank A.G.**                            36,202,162
--------------------------------------------------------------------------------
Multi-Line Insurance - 4.9%
       33,504    Allianz A.G.*,**                                     10,303,401
    1,105,177    Assicurazioni Generali                               33,090,128
      114,130    Axa**                                                13,389,657
        6,858    Baloise Holding, Ltd.**                              15,883,763
      196,214    ERGO Versicherungs Gruppe A.G.**                     37,176,301
      161,151    Groupe des Assurances Nationales*,**                  4,587,280
    5,490,532    Istituto Nazionale delle Assicurazioni               16,372,904
       13,466    Pohjola Insurance Group - Class B                       753,867
    1,767,500    Royal & Sun Alliance Insurance Group PLC**           19,630,315
      651,339    Sampo Insurance Co., Ltd. - Class A                  29,410,217
       51,878    Zurich Versicherungs-Gesellschaft**                  31,612,259
--------------------------------------------------------------------------------
                                                                     212,210,092
--------------------------------------------------------------------------------
Office Furnishings - 0.6%
      726,868    Koninklijke Ahrend Groep N.V.**,#                    25,182,087
--------------------------------------------------------------------------------
Oil Companies - Integrated - 2.4%
      436,366    Elf Aquitaine S.A.**                                 57,212,751
       73,375    Lukoil Holding (ADR)                                  4,861,094
      251,612    Total S.A.**                                         29,895,258
      333,375    YPF S.A. (ADR)                                       11,626,453
--------------------------------------------------------------------------------
                                                                     103,595,556
--------------------------------------------------------------------------------
Paper and Related Products - 0.1%
      715,500    Kimberly-Clark de Mexico, S.A. de C.V. - Class A      3,510,273
--------------------------------------------------------------------------------
Publishing - Books - 2.1%
      701,940    Wolters Kluwer N.V.**                                91,750,096
--------------------------------------------------------------------------------
Recycling - 0.3%
      446,547    Tomra Systems ASA                                    14,369,833
--------------------------------------------------------------------------------
Reinsurance - 0.2%
       17,782      Muenchener Rueckversicherungs-
                     Gesellschaft A.G.**                               8,125,530
--------------------------------------------------------------------------------
Retail - Discount - 0%
    1,153,049    Cifra S.A. de C.V.                                    2,012,854
--------------------------------------------------------------------------------
Retail - Pubs - 0.1%
      916,030    J.D. Wetherspoon PLC**                                4,931,759
--------------------------------------------------------------------------------
Retail - Restaurants - 0.3%
       96,742    Tele Pizza S.A.*                                     13,900,532
--------------------------------------------------------------------------------
Security Services - 0.6%
      682,612    Securitas A.B. - Class B**                           25,138,787
--------------------------------------------------------------------------------
Special Purpose Banks - 0.6%
       48,719    Dexia Belgium (Credit Communal)+                $     6,669,868
      143,798    Dexia France**                                       17,395,990
--------------------------------------------------------------------------------
                                                                      24,065,858
--------------------------------------------------------------------------------
Telecommunication Equipment - 3.2%
    1,341,076    Nokia Oyj - Class A                                  89,846,735
      155,945    Nokia Oyj (ADR) - Class A                            10,428,822
      455,437    Telefonaktiebolaget L.M. Ericsson - Class B**        24,011,208
      260,166    Telefonaktiebolaget L.M. Ericsson (ADR)
                   - Class B**                                        13,382,289
--------------------------------------------------------------------------------
                                                                     137,669,054
--------------------------------------------------------------------------------
Telecommunication Services - 1.7%
   20,526,000    China Telecom, Ltd.*,+                               38,953,031
      242,066    COLT Telecom Group PLC*,**                            5,221,073
    2,242,344    Energis PLC*,**                                      24,557,255
   11,468,214    Freepages Group PLC*,**                               6,902,947
--------------------------------------------------------------------------------
                                                                      75,634,306
--------------------------------------------------------------------------------
Telephone - Integrated - 5.0%
      902,563    Global TeleSystems Group, Inc.*                      42,420,461
      249,106    Hellenic Telecommunication Organization S.A.+         7,129,874
        7,843    Nippon Telegraph & Telephone Corp.**                 68,855,509
      434,675    Nortel Inversora S.A. (ADR)                          12,931,581
      360,351    Portugal Telecom S.A.                                19,364,330
      274,150    Telecom Argentina Stet S.A. (ADR)                     9,869,400
      509,235    Telefonica de Argentina S.A. (ADR)                   19,637,375
       91,475    Telefonica de Espana                                  3,817,085
      560,720    Telefonos de Mexico S.A. (ADR)                       31,750,770
--------------------------------------------------------------------------------
                                                                     215,776,385
--------------------------------------------------------------------------------
Tobacco - 0.1%
      298,900    Tabacalera S.A. - Class A+                            6,432,385
--------------------------------------------------------------------------------
Travel Services - 1.2%
       10,030    Kuoni Reisen A.G. - Class B**                        53,829,820
--------------------------------------------------------------------------------
Total Common Stock (cost $3,210,500,183)                           4,118,747,992
--------------------------------------------------------------------------------
Foreign Bonds - 0.4%
ECU
    5,500,000    Cellular Communications International, Inc.,
                   zero coupon senior discount notes,
                   due 4/1/05+                                         4,241,695
JPY
1,860,000,000    STB Cayman Capital, Ltd., 0.50%
                   bank guaranteed notes, due 10/1/07+                11,683,946
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $20,343,124)                                15,925,641
--------------------------------------------------------------------------------
Preferred Stock - 3.4%
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 2.0%
       35,340    Porsche A.G.**                                       88,423,998
--------------------------------------------------------------------------------
Brewery - 0.1%
    2,926,000    Companhia Cervejaria Brahma                           1,905,449
--------------------------------------------------------------------------------
Electric - Integrated - 0.2%
  146,198,000    Companhia Energetica de Minas Gerais                  7,092,530
   49,000,000    Companhia Paranaense de Energia-Copel                   685,303
--------------------------------------------------------------------------------
                                                                       7,777,833
--------------------------------------------------------------------------------
Insurance Brokers - 0.3%
       36,834    Marschollek, Lautenschlaeger
                   und Partner A.G.**                                 13,916,686
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.1%
   12,681,000    Petroleo Brasileiro S.A.                              3,203,452
--------------------------------------------------------------------------------
Telephone - Integrated - 0.7%
      260,210    Telecomunicacoes Brasileiras S.A. (ADR)              31,696,831
--------------------------------------------------------------------------------
Total Preferred Stock (cost $134,856,614)                            146,924,249
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   28

                 JANUS OVERSEAS FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Rights - 0%
       91,475    Telefonica de Espana* (cost $0)                 $        70,820
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 0.9%
                 Household Finance Corp.
$  37,900,000      5.51%, 5/1/98 (amortized cost $37,900,000)         37,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,403,599,921) - 99.4%              4,319,568,702
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.6%         27,077,234
--------------------------------------------------------------------------------
Net Assets - 100%                                                $ 4,346,645,936
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 April 30, 1998

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Argentina                              1.3%                       $   54,064,809
Austria                                1.1%                           48,257,588
Belgium                                0.1%                            6,669,868
Brazil                                 1.6%                           69,461,688
Canada                                 0.3%                           11,771,823
Chile                                  0.1%                            5,540,915
Denmark                                1.7%                           72,985,987
Finland                                4.6%                          199,145,472
France                                 8.3%                          356,802,992
Germany                               11.5%                          496,472,614
Greece                                 0.2%                            7,129,874
Hong Kong                              2.2%                           96,397,455
Ireland                                1.2%                           53,442,595
Italy                                  5.8%                          249,736,135
Japan                                  5.7%                          245,434,915
Luxembourg                             0.1%                            3,728,612
Mexico                                 2.0%                           87,667,210
Netherlands                           11.7%                          507,021,849
Norway                                 1.1%                           45,651,764
Portugal                               0.8%                           35,169,880
Russia                                 0.2%                            6,869,506
South Korea                            0.2%                            6,830,428
Spain                                  1.3%                           57,049,520
Sweden                                 6.7%                          291,441,532
Switzerland                            8.1%                          349,350,179
United Kingdom                        19.9%                          858,098,961
United States++                        2.2%                           97,374,531
--------------------------------------------------------------------------------
Total                                100.0%                       $4,319,568,702
================================================================================
++Includes Short-Term Securities (1.4% excluding Short-Term Securities)

                           Forward Currency Contracts
                             Open at April 30, 1998

Currency Sold and                   Currency         Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 7/10/98              5,000,000    $   8,331,500         ($116,500)
British Pound 8/7/98              83,000,000      138,128,600        (4,183,200)
British Pound 8/13/98             22,000,000       36,603,600        (1,051,600)
British Pound 10/7/98             33,000,000       54,776,700        (1,081,900)
Dutch Guilder 7/17/98             61,000,000       30,313,572          (288,589)
Dutch Guilder 7/23/98             15,000,000        7,456,751           (86,468)
Dutch Guilder 7/31/98            209,000,000      103,943,900          (865,776)
French Franc 5/28/98               4,000,000          665,447            (7,010)
French Franc 7/23/98             155,220,000       25,904,539          (277,992)
French Franc 7/31/98             375,780,000       62,741,890          (434,349)
French Franc 8/7/98               70,000,000       11,691,804          (156,733)
French Franc 10/21/98             20,000,000        3,353,848           (32,471)
German Deutschemark 5/28/98        2,800,000        1,561,977            11,941
German Deutschemark 7/2/98       109,277,000       61,075,899          (584,413)
German Deutschemark 7/10/98       28,123,000       15,725,229          (187,660)
German Deutschemark 10/21/98      22,000,000       12,369,975          (118,314)
Japanese Yen 7/23/98           7,410,000,000       55,792,353         3,701,826
Japanese Yen 8/7/98            2,370,000,000       17,844,907           407,624
Japanese Yen 10/7/98           3,840,000,000       28,915,815           622,646
Japanese Yen 10/21/98          1,960,000,000       14,759,414           868,576
Japanese Yen 11/4/98             920,000,000        6,928,029           361,987
Japanese Yen 11/19/98          5,500,000,000       41,418,438         4,537,444
Swedish Krona 7/2/98             231,000,000       29,902,526        (1,191,927)
Swedish Krona 7/17/98             84,500,000       10,943,611          (359,944)
Swedish Krona 8/7/98              21,000,000        2,721,547           (90,100)
Swedish Krona 8/14/98             25,000,000        3,240,651           (80,094)
Swiss Franc 5/28/98                8,500,000        5,679,920           122,128
Swiss Franc 6/26/98               65,329,000       43,803,808         1,397,419
Swiss Franc 7/10/98                1,671,000        1,122,305            30,904
Swiss Franc 7/17/98               13,000,000        8,738,321           264,449
Swiss Franc 7/23/98                4,000,000        2,690,523            84,557
Swiss Franc 7/31/98                6,000,000        4,039,588           127,079
--------------------------------------------------------------------------------
Total                                           $ 853,186,987       $ 1,343,540
================================================================================

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   29

        JANUS SPECIAL SITUATIONS FUND Portfolio Manager, David C. Decker

     For the first half of the fiscal year, November 1, 1997, to April 30, 1998, Janus Special Situations Fund gained 23.75%. The S&P 500 Index gained 22.50% for the same period. Both returns include reinvested dividends.
     The Fund ranked 14th out of 230 capital appreciation funds tracked by Lipper Analytical Services, Inc., a leading mutual fund rating company, for the 12-month period ended April 30, 1998.(1)

Valuation Still Matters
     While I am enthusiastic about the returns of your fund, I must also be realistic about the sustainability of such returns. In truth, 24% is a pretty good six-month return. Don't get me wrong, I have no reason to believe this bull market is coming to an end. However, it is my nature to be skeptical and I firmly believe the most dangerous points in the market occur when investors become complacent about valuations and the returns that are being generated.
     I view arguments about the "new era," where traditional approaches to valuation are no longer relevant in a world of no inflation, low interest rates, and strong sustainable growth, with a certain degree of skepticism. I maintain that the prudent way to invest in a company is to understand valuation and to be disciplined in its implementation. In other words, if you don't understand a company's valuation today, how can you make a logical argument about its valuation tomorrow? Remember, even great companies can become overvalued in a frothy market.

Continue to Focus on Free Cash Flow
     I am very focused on the free cash flow a company generates. My definition of free cash flow is roughly the cash a company generates from its business less the capital it needs to run its business. It is precisely the cash left over from operations that can be reinvested at a high rate of return by management. I am looking for those companies that are undervalued relative to that free cash flow and have a management team committed to reinvesting it at a rate of return that will increase the value of the firm.
     There  is no  question  it is  becoming  more  challenging  to  find  these companies. Nonetheless, a recent trip to Europe uncovered a number of unique investment opportunities with many of the characteristics mentioned above. Like Tomkins PLC, which the Fund has owned since last year and was up 155% in the period, these companies would benefit from improving return on invested capital
(ROIC) and accelerating free cash flow.
     Some of the strongest performers this period were also top performers last period. Federal Mogul was up 53%, driven by the excellent financial performance achieved by Dick Snell and his management team. The company completed two acquisitions (T&N and Fel Pro), which I believe will add significant value to the firm during the next couple of years. Despite its excellent performance in the past 15 months (up more than 150%), it remains the largest position in the Fund because I believe there is a substantial amount of value that will be created through the integration of T&N, Fel Pro, and Federal Mogul.
     The most important contributor to the Fund this period was Bally Total Fitness, up 73%. Bally should substantially improve its free cash flow as it modestly increases prices and offers high margin ancillary products and services such as personal training.
     I made a significant investment in the cable industry to reflect my conviction that the current value being accorded these companies does not reflect the significance of the free cash flow they will generate in a few years. Despite the fact that TCI returned 41% in the period, I still believe there is plenty of room to go. I have in fact now taken significant positions in Comcast, Media One, TCA Cable, and Time Warner to complement the TCI position. I believe strongly that as the cable industry becomes less capital intensive (i.e., uses less cash to fund the current business), investors will be able to value the company's free cash flow, something that has not been possible since the inception of the industry.
     While there were no significant losers, there were stocks that did not perform as well as I expected. I am consistently reevaluating my positions not only to make sure the valuations are still attractive, but also to ensure the upside potential is sufficient to warrant its position in the Fund. Dial, Emmis Broadcasting, and AC Nielson were sold because I didn't believe the upside was as significant as other ideas, including the cable companies mentioned earlier.
--------------------------------------------------------------------------------
Portfolio Profile                   April 30, 1998        October 31, 1997
Equities                                 98.9%                  97.1%
  Foreign                                12.0%                  17.1%
Top 10 Equities (% of Assets)            46.9%                  42.3%
Number of Stocks                           50                     58
Cash & Cash Equivalents                   1.1%                   2.9%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings              April 30, 1998        October 31, 1997
Federal-Mogul Corp.                       7.1%                   7.3%
Time Warner, Inc.                         5.9%                   0.5%
CBS Corp.                                 5.8%                    --
Tele-Communications, Inc.
  - Class A                               4.7%                   5.0%
Bally Total Fitness Holding Corp.         4.7%                   4.3%
Chancellor Media Corp.                    4.5%                    --
Valassis Communications, Inc.             3.8%                   3.1%
Comcast Corp. - Special Class A           3.6%                    --
Alliant Techsystems, Inc.                 3.6%                    --
Imperial Chemical Industries
  PLC (ADR)                               3.2%                   4.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                    April 30, 1998        October 31, 1997
Cable Television                         13.6%                   5.0%
Diversified Operations                    7.3%                   8.4%
Automotive - Truck Parts
  and Equipment                           7.1%                   7.3%
Printing - Commercial                     5.9%                   7.5%
Multimedia                                5.9%                   0.6%
--------------------------------------------------------------------------------
Long-Term Outlook Appears Promising
     In conclusion, it is not my job to forecast the direction of the general market. My job is to uncover stocks that are uniquely positioned to improve their cash flow characteristics and, therefore, hopefully compound value. While the near-term vacillations of the market may affect the near-term performance of the Fund, in the long term, I believe the Fund will compound value over time, irrespective of the vacillations of the market.
     I appreciate your continued support.

--------------------------------------------------------------------------------
(1) A capital appreciation fund is defined by Lipper as one that "aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions." This ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.
Past performance does not guarantee future results. Investing in special situation companies may entail greater risks.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   30

        JANUS SPECIAL SITUATIONS FUND Portfolio Manager, David C. Decker

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Special Situations Fund and the S&P 500 Index. Janus Special Situations Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1996, through April 30, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Special Situations Fund ($17,424) as compared to the S&P 500 Index ($15,349). There is a legend in the upper left quadrant of the graph which indicates Janus Special Situations Fund's one-year and since inception (December 31, 1996) average annual total returns as 60.89% and 51.66%, respectively.

*The Fund's inception date       Source - Lipper Analytical Services, Inc. 1998.
Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

            JANUS SPECIAL SITUATIONS FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------
Common Stock - 98.9%
--------------------------------------------------------------------------------
Advertising Agencies - 0.7%
      200,000    True North Communications, Inc.                 $     6,100,000
--------------------------------------------------------------------------------
Advertising Sales - 0.5%
      150,000    Lamar Advertising Co. - Class A*                      5,175,000
--------------------------------------------------------------------------------
Aerospace and Defense - 3.6%
      519,800    Alliant Techsystems, Inc.*                           33,234,713
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 7.1%
    1,010,000    Federal-Mogul Corp.                                  65,334,375
--------------------------------------------------------------------------------
Cable Television - 13.6%
      936,360    Comcast Corp. - Special Class A                      33,533,392
      348,580    TCA Cable TV, Inc.                                   21,524,815
    1,350,000    Tele-Communications, Inc. - Class A*                 43,537,500
      699,740    US WEST Media Group*                                 26,415,185
--------------------------------------------------------------------------------
                                                                     125,010,892
--------------------------------------------------------------------------------
Chemicals - Diversified - 4.6%
      400,000    Imperial Chemical Industries PLC (ADR)               29,075,000
      470,000    Solutia, Inc.                                        13,336,250
--------------------------------------------------------------------------------
                                                                      42,411,250
--------------------------------------------------------------------------------
Chemicals - Specialty - 1.0%
      175,000    Cytec Industries, Inc.*                               9,581,250
--------------------------------------------------------------------------------
Circuits - 1.2%
       50,000    Analog Devices, Inc.*                                 1,946,875
      110,000    Linear Technology Corp.                               8,855,000
--------------------------------------------------------------------------------
                                                                      10,801,875
--------------------------------------------------------------------------------
Commercial Banks - 2.8%
       50,000    First Empire State Corp.                             25,500,000
--------------------------------------------------------------------------------
Commercial Services - 1.1%
      300,000    Gartner Group, Inc. - Class A*                        9,937,500
--------------------------------------------------------------------------------
Computer Software - 0.7%
      200,000    Parametric Technology Co.*                      $     6,393,750
--------------------------------------------------------------------------------
Computers - Integrated Systems - 2.8%
      968,800    Wang Laboratories, Inc.*                             26,157,600
--------------------------------------------------------------------------------
Consumer Products - 0.4%
      160,000    Gibson Greetings, Inc.*                               4,185,000
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 1.7%
    1,019,700    Playtex Products, Inc.*                              15,741,619
--------------------------------------------------------------------------------
Direct Marketing - 2.4%
      420,000    Catalina Marketing Corp.*                            21,840,000
--------------------------------------------------------------------------------
Diversified Operations - 7.3%
    1,488,800    CBS Corp.*                                           53,038,500
    2,395,197    Tomkins PLC**                                        14,116,812
--------------------------------------------------------------------------------
                                                                      67,155,312
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.4%
      196,550    Atrix Laboratories, Inc.*                             3,587,037
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 4.2%
      475,000    Maxim Integrated Products, Inc.*                     19,178,125
      300,000    Texas Instruments, Inc.                              19,218,750
--------------------------------------------------------------------------------
                                                                      38,396,875
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 0.4%
      100,000    Charles Schwab Corp.                                  3,500,000
--------------------------------------------------------------------------------
Heart Monitors - 0.2%
      147,500    Endocardial Solutions, Inc.*                          1,806,875
--------------------------------------------------------------------------------
Human Resources - 0.2%
      276,423    Capita Group PLC**                                    2,322,451
--------------------------------------------------------------------------------
Machinery - Farm - 0.9%
      300,000    AGCO Corp.                                            8,025,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   31

            JANUS SPECIAL SITUATIONS FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------
Machinery - General Industrial - 1.3%
      917,400    ITEQ, Inc.*,#                                   $    11,696,850
--------------------------------------------------------------------------------
Medical - Drugs - 1.9%
      872,110    Astra A.B. - Class A**                               17,918,181
--------------------------------------------------------------------------------
Money Center Banks - 4.5%
      231,130    Bank of New York Co., Inc.                           13,651,116
      655,475    Barclays PLC**                                       18,916,169
      610,979    Lloyds TSB Group PLC**                                9,168,473
--------------------------------------------------------------------------------
                                                                      41,735,758
--------------------------------------------------------------------------------
Multimedia - 5.9%
      687,365    Time Warner, Inc.                                    53,958,153
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 1.1%
    1,503,075    Magnum Hunter Resources, Inc.*,#                     10,239,698
--------------------------------------------------------------------------------
Printing - Commercial - 5.9%
      900,000    Valassis Communications, Inc.*                       35,325,000
      590,000    World Color Press, Inc.*                             18,880,000
--------------------------------------------------------------------------------
                                                                      54,205,000
--------------------------------------------------------------------------------
Publishing - Newspapers - 2.7%
       50,000    Central Newspapers, Inc. - Class A                    3,662,500
      718,420    Harte-Hanks Communications, Inc.                     16,299,154
      350,000    Hollinger International, Inc.                         5,425,000
--------------------------------------------------------------------------------
                                                                      25,386,654
--------------------------------------------------------------------------------
Publishing - Periodicals - 0.1%
       24,600    CMP Media, Inc. - Class A*                              568,875
--------------------------------------------------------------------------------
Radio - 4.5%
      866,005    Chancellor Media Corp.*                              41,081,112
--------------------------------------------------------------------------------
Real Estate Investment Trusts - 0%
      100,000    Property Capital Trust                                   75,000
--------------------------------------------------------------------------------
Recreational Centers - 4.7%
    1,403,100    Bally Total Fitness Holding Corp.*,#                 43,145,325
--------------------------------------------------------------------------------
Retail - Apparel and Shoe - 0.2%
      400,000    Charming Shoppes, Inc.*                               1,862,500
--------------------------------------------------------------------------------
Shipbuilding - 2.2%
      733,000    Newport News Shipbuilding, Inc.                      19,928,438
--------------------------------------------------------------------------------
Telephone - Long Distance - 1.8%
      280,000    AT&T Corp.                                           16,817,500
--------------------------------------------------------------------------------
Television - 4.3%
      600,000    Scandinavian Broadcasting System S.A.*               19,050,000
      405,000    Young Broadcasting Corp. - Class A*                  20,250,000
--------------------------------------------------------------------------------
                                                                      39,300,000
--------------------------------------------------------------------------------
Total Common Stock (cost $764,880,824)                               910,117,418
--------------------------------------------------------------------------------
Total Investments (total cost $764,880,824) - 98.9%                  910,117,418
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.1%          9,775,344
--------------------------------------------------------------------------------
Net Assets - 100%                                                $   919,892,762
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 April 30, 1998

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Luxembourg                             2.1%                       $   19,050,000
Sweden                                 2.0%                           17,918,181
United Kingdom                         8.1%                           73,598,905
United States                         87.8%                          799,550,332
--------------------------------------------------------------------------------
Total                                100.0%                       $  910,117,418
================================================================================

                           Forward Currency Contracts
                             Open at April 30, 1998

Currency Sold and                   Currency         Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 7/10/98              6,500,000    $  10,830,950         ($261,950)
British Pound 8/13/98             12,525,000       20,839,095          (417,495)
British Pound 10/7/98             23,975,000       39,796,103            82,982
Swedish Krona 8/7/98             126,000,000       16,329,281          (475,889)
--------------------------------------------------------------------------------
Total                                           $  87,795,429       ($1,072,352)
================================================================================

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   32

            JANUS TWENTY FUND Portfolio Manager, Scott W. Schoelzel

     Janus Twenty Fund continued to perform well this first half of our fiscal year. The Fund gained 26.90% compared to the S&P 500 Index, which was up 22.50% for the same period. Both returns include reinvested dividends.
     I'm also pleased to report that, for the 12 months ended April 30, 1998, Janus Twenty Fund ranked 27th out of 230, or in the top 12%, of funds in the capital appreciation category as tracked by Lipper Analytical Services, a leading mutual fund rating company.(1)
     Janus Twenty Fund continues to invest in a combination of large, dominant multinational companies and faster-growing medium-sized companies. This strategy, coupled with our increased research effort - including the addition of five new analysts - helped the fund achieve its impressive performance. As the backbone of our investment team, I can't say enough about the quality and caliber of our analytical staff.
     We benefited from our pharmaceutical, technology, telecommunications equipment and financial services holdings, whose products and services were much in sync with demographic and economic trends in the U.S. and abroad. Overall, the Fund continued to reflect my conviction that these industries offer the most dynamic prospects for growth.

Solid Company Fundamentals Prevail
     The Fund's weighting in technology helped drive its performance. Companies that excelled in this industry possessed strong management, solid earnings and long-term growth potential. Among the leaders was Dell Computer Corp., which recorded a 61% first-quarter increase in its stock price. Dell serves as a model of efficiency and customer responsiveness in its industry. Unlike most of its competitors, the company builds computers to customer specifications, and has a business model that continues to demonstrate superiority quarter after quarter.
     Microsoft was another strong performer. Currently, the company's software is in high demand in the U.S. and in Europe, and I anticipate that the introduction of Windows 98 this year, and NT 5.0 early next year, should further boost earnings. I'm continuing to monitor the government's antitrust suit, and at this time believe Microsoft has a strong case. In any event, its stock price may drift for awhile even though, in my view, its fundamental prospects remain intact.
     Another top-performing technology stock during the period was America Online. AOL's dominance is evident in its shift from nonconventional to traditional advertisers who have recognized that 40% to 50% of individuals signing up for online services move through the AOL gateway. At this time, AOL's subscription base is larger than its 15 nearest competitors combined, including some of the biggest names in the telecommunications industry.
     Breakthroughs in prescription drugs produced substantial gains in several of our pharmaceutical holdings. Pfizer's impressive launch of Viagra, a male impotence treatment, logged over 36,000 prescriptions in its initial week on the market. Lipitor, Warner-Lambert's market-leading anti-cholesterol drug (co-marketed with Pfizer), recently reached an annual sales level of $1.5 billion from its January '97 introduction.
     Warner Lambert's performance was also boosted by rising sales of Rezulin, a treatment for adult-onset diabetes. Rezulin prescriptions dropped briefly late in 1997 following news of possible liver damage linked to the drug. As these concerns subsided, the increase in Rezulin sales proved good news for the company, which consistently maintains a full product pipeline.
     Unfortunately, Eli Lilly was a pharmaceutical stock that did not meet our expectations. While the fundamentals of this stock remained intact, slow sales from the launch of Evista, a hormone replacement drug, hurt the stock's performance early in the year. However, our continued research indicates Evista may still become an effective treatment for osteoporosis, and thus is a situation we continue to monitor closely.

When is a Stock Too High to Buy?
     The persistence of several key economic factors steered us toward uncharted waters in terms of creating an economy that's seemingly healthier than ever before. Among these factors were benign inflation, low interest rates and booming businesses in both the U.S. and Europe - all driving the markets to unseen heights. As a result, some investors have become skeptical about whether today's companies are worth their steep stock prices.
     While  we do not  buy or sell a  stock  based  on any  single  factor,  our analysts continually examine a wide range of the fundamentals we believe make for strong investments. What we've learned is - in up and down markets - there are always great companies, and we'll continue to find them.
--------------------------------------------------------------------------------
Portfolio Profile                   April 30, 1998        October 31, 1997
Equities                                 88.6%                  91.0%
  Foreign                                 2.4%                   4.2%
Top 20 Equities (% of Assets)            82.2%                  80.1%
Top 10 Equities (% of Assets)            57.2%                  53.1%
Number of Stocks                           29                     34
Cash & Fixed Income Securities           11.4%                   9.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings              April 30, 1998        October 31, 1997
Dell Computer Corp.                       8.7%                   5.7%
Pfizer, Inc.                              7.9%                   5.2%
Microsoft Corp.                           7.7%                   5.0%
Warner-Lambert Co.                        5.9%                   4.6%
General Electric Co.                      5.1%                   4.4%
America Online, Inc.                      4.9%                   1.8%
Monsanto Co.                              4.9%                   5.8%
Eli Lilly and Co.                         4.8%                   4.6%
Cisco Systems, Inc.                       4.0%                   1.5%
Lucent Technologies, Inc.                 3.3%                   5.2%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                    April 30, 1998        October 31, 1997
Medical - Drugs                          18.6%                  14.4%
Computer Software                        10.1%                   5.0%
Computers - Micro                         8.7%                   5.7%
Diversified Operations                    6.8%                   5.2%
Money Center Banks                        5.3%                   4.5%
--------------------------------------------------------------------------------
Going Forward
     I anticipate that the economy will stay healthy. Low inflation, strong domestic growth and high consumer confidence should all continue. The economic crisis in Asia, while still difficult to predict, seems to have settled for the time being. Our strategy going forward will be to continue focusing on companies with predictable earnings, solid growth potential, strong market presence and a powerful franchise.
     In closing, I'd like to thank you for investing with Janus Twenty Fund. You have my personal commitment that we are all working very hard on your behalf.

--------------------------------------------------------------------------------
(1) A capital appreciation fund is defined by Lipper as one that "aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions." As of April 30, 1998, Janus Twenty Fund ranked 4/132 capital appreciation funds for the 3-year period, 9/87 for the 5-year period, and 1/55 funds for the 10-year period. This ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.
Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   33

            JANUS TWENTY FUND Portfolio Manager, Scott W. Schoelzel

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund and the S&P 500 Index. Janus Twenty Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through April 30, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund ($96,660) as compared to the S&P 500 Index
($91,051). There is a legend in the upper left quadrant of the graph which indicates Janus Twenty Fund's one-year, five-year, ten-year and since inception (April 30, 1985) average annual total returns as 52.08%, 23.11%, 23.07% and 19.07%, respectively.

*The Fund's inception date       Source - Lipper Analytical Services, Inc. 1998.
Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                  JANUS TWENTY FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 88.6%
--------------------------------------------------------------------------------
Agricultural Biotechnology - 4.9%
    7,432,025    Monsanto Co.                                    $   392,968,322
--------------------------------------------------------------------------------
Airlines - 1.5%
    1,401,560    UAL Corp.*,#                                        122,198,512
--------------------------------------------------------------------------------
Applications Software - 0.7%
      994,337    Intuit, Inc.*                                        52,886,299
--------------------------------------------------------------------------------
Beverages - Non-Alcoholic - 1.1%
    2,365,625    Coca-Cola Enterprises, Inc.                          89,302,344
--------------------------------------------------------------------------------
Cable Television - 0.5%
    1,192,550    Tele-Communications, Inc. - Class A*                 38,459,738
--------------------------------------------------------------------------------
Commercial Services - 1.5%
    3,650,075    Cendant Corp.*                                       91,251,875
      600,000    Quintiles Transnational Corp.*                       29,700,000
--------------------------------------------------------------------------------
                                                                     120,951,875
--------------------------------------------------------------------------------
Computer Software - 10.1%
    6,944,000    Microsoft Corp.*                                    625,828,000
      381,594    SAP A.G.**                                          190,318,864
--------------------------------------------------------------------------------
                                                                     816,146,864
--------------------------------------------------------------------------------
Computers - Micro - 8.7%
    8,731,820    Dell Computer Corp.*                                705,094,465
--------------------------------------------------------------------------------
Diversified Operations - 6.8%
    3,900,000    CBS Corp.*                                          138,937,500
    4,862,300    General Electric Co.                                413,903,287
--------------------------------------------------------------------------------
                                                                     552,840,787
--------------------------------------------------------------------------------
Finance - Consumer Loans - 0.5%
      857,998    SLM Holding Corp.                                    36,625,790
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 2.6%
    2,426,905    Merrill Lynch & Co., Inc.                           212,960,914
--------------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 3.2%
    4,352,975    Fannie Mae                                      $   260,634,378
--------------------------------------------------------------------------------
Internet Software - 4.9%
    4,945,880    America Online, Inc.*                               395,670,400
--------------------------------------------------------------------------------
Medical - Drugs - 18.6%
    5,584,875    Eli Lilly and Co.                                   388,497,867
    5,596,015    Pfizer, Inc.                                        636,896,457
    2,530,725    Warner-Lambert Co.                                  478,781,536
--------------------------------------------------------------------------------
                                                                   1,504,175,860
--------------------------------------------------------------------------------
Money Center Banks - 5.3%
    1,950,000    BankAmerica Corp.                                   165,750,000
    1,731,575    Citicorp                                            260,602,038
--------------------------------------------------------------------------------
                                                                     426,352,038
--------------------------------------------------------------------------------
Multimedia - 3.3%
    3,370,879    Time Warner, Inc.                                   264,614,001
--------------------------------------------------------------------------------
Networking Products - 4.0%
    4,364,987    Cisco Systems, Inc.*                                319,735,298
--------------------------------------------------------------------------------
Radio - 0.4%
      725,975    Chancellor Media Corp.*                              34,438,439
--------------------------------------------------------------------------------
Retail - Building Products - 1.7%
    2,000,000    Home Depot, Inc.                                    139,250,000
--------------------------------------------------------------------------------
Super-Regional Banks - 2.6%
    1,678,375    U.S. Bancorp                                        213,153,625
--------------------------------------------------------------------------------
Telecommunication Equipment - 3.3%
    3,536,620    Lucent Technologies, Inc.                           269,225,197
--------------------------------------------------------------------------------
Telecommunication Services - 0.3%
      600,000    Qwest Communications International, Inc.*            23,137,500
--------------------------------------------------------------------------------
Telephone - Long Distance - 2.1%
    3,985,745    WorldCom, Inc.*                                     170,515,153
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   34

                  JANUS TWENTY FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Total Common Stock (cost $4,586,932,820)                         $ 7,161,337,799
--------------------------------------------------------------------------------
Corporate Bonds - 3.8%
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 1.5%
                 Fred Meyer, Inc.:
$  70,000,000      7.375% senior notes, due 3/1/05                    70,262,500
   50,000,000      7.45% senior notes, due 3/1/08                     49,875,000
--------------------------------------------------------------------------------
                                                                     120,137,500
--------------------------------------------------------------------------------
Telecommunication Services - 2.3%
  190,000,000    Level 3 Communications, Inc., 9.125%
                   senior notes, due 5/1/08                          188,100,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $309,031,723)                            308,237,500
--------------------------------------------------------------------------------
U.S. Government Obligation - 2.5%
  195,000,000    U.S. Treasury Note, 6.125%
                   due 11/15/27 (cost $200,930,572)                  199,711,200
--------------------------------------------------------------------------------
Money Market - 0.1%
                 Janus Government Money Market Fund
    6,000,000      5.58% (cost $6,000,000)                             6,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 0.9%
                 Household Finance Corp.
   68,300,000      5.51%, 5/1/98 (amortized cost $68,300,000)         68,300,000
--------------------------------------------------------------------------------
Time Deposit - 1.4%
                 First Union Bank North Carolina EDT
  115,000,000      5.50%, 5/1/98 (cost $115,000,000)                 115,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.8%
                 Fannie Mae:
   50,000,000      5.70%, 6/30/98                                     49,549,500
  100,000,000      5.75%, 7/27/98                                     98,697,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $148,254,750)                   148,246,500
--------------------------------------------------------------------------------
Total Investments (total cost $5,434,449,865) - 99.1%              8,006,832,999
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.9%         71,389,578
--------------------------------------------------------------------------------
Net Assets - 100%                                                $ 8,078,222,577
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 April 30, 1998

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Germany                                2.4%                       $  190,318,864
United States++                       97.6%                        7,816,514,135
--------------------------------------------------------------------------------
Total                                100.0%                       $8,006,832,999
================================================================================
++Includes Short-Term Securities (93.4% excluding Short-Term Securities)

                           Forward Currency Contracts
                             Open at April 30, 1998

Currency Sold and                   Currency         Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
German Deutschemark 7/2/98       151,850,000    $  84,870,333       ($2,123,460)
German Deutschemark 7/23/98       51,150,000       28,621,789          (238,493)
German Deutschemark 10/19/98      95,000,000       53,409,794           (59,331)
--------------------------------------------------------------------------------
Total                                           $ 166,901,916       ($2,421,284)
================================================================================

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   35

                               JANUS VENTURE FUND
    Portfolio Managers, William H. Bales, Jonathan D. Coleman, James P. Craig

     In our last report to you, we discussed an aggressive restructuring plan for Janus Venture Fund. We are pleased to report now that our new approach is beginning to pay off. The Fund delivered a six-month total return of 12.61% as of April 30, 1998. Its benchmark, the Russell 2000 Index of small company stocks, gained 11.88% including reinvested dividends.
     Following a similar trend of the last several years, small-cap stocks have underperformed large-cap stocks as investors have placed an emphasis on more liquid stocks. Despite the recent under-performance, there are good reasons to remain optimistic about the small-cap market.

Asia and Its Effect on the Fund
     There is still great uncertainty about the impact of the recent Asian economic weakness on the U.S. markets. Determining the impact the Asian economic crisis has had on small-cap stocks is difficult. In general, small U.S. companies have less exposure to the Asian economies than larger multinational corporations and should continue to exhibit good growth rates regardless of the health of foreign economies.
     Against this backdrop, we sought to diversify the Janus Venture Fund, adding names in sectors that had previously been under- represented. We decreased investments in industrial, economically sensitive stocks and increased the Fund's exposure to technology, bio-sciences, and media. We have reduced the number of stocks held in the Fund from 200 to approximately 125.

Looking for "Open-Ended Growth Stories"
     We believe there are great small-cap franchises with "open-ended growth stories" that will drive long-term earnings growth and, ultimately, substantial share price appreciation. Growth opportunities may be a product of management's vision and determination, a unique market niche, new technology, or some combination of these. As long as these core strengths remain intact, it's only a matter of time before the market recognizes and responds to them.
     On the positive side, our investments in the agri-biotech companies, Delta and Pine Land Co. and Dekalb Genetics, proved very rewarding. Both companies are leaders in agricultural genetics and seed biotechnology. Controlling the patents for genetically engineered seeds that are disease-resistant will be a critically important asset as agricultural companies strive to increase yields and reduce losses. Both companies recently received tender offers to be acquired by Monsanto Corporation.
     Another outstanding performer was Orbital Sciences. Orbital has a substantial business and leading market share in building and launching small satellites. We're particularly excited about their ORBCOMM division, which will provide services to companies based on data collected by Orbital-controlled satellites. Potential applications include such diverse services as fleet management and logistics for trucking companies and remote meter reading for utilities spurred by deregulation to provide power to new geographies.
     We also had success with Romac, a specialty staffing company concentrating on high-skilled temporary workers in accounting/ finance and information technology. Romac recently acquired a similar company, Source Services, which gives the combined company a better presence in the top 40 U.S. cities. We believe the company will continue to grow at fast rates as demand for the "Knowledge Force" continues to increase. On a recent visit to Romac headquarters, we observed the sense of purpose senior management instilled across the entire company. The top four senior executives sit in cubicles amidst other employees. There are no "executive" offices with special perks. Everyone pursues a common goal from the same workplace.
     We did have disappointments during the quarter. Our oil and gas holdings were hit hard by a reduction in oil prices, which in turn depressed the demand for drilling and exploration. We responded by paring back our investments in the sector, selling such stocks as Camco International, Stolt Comex Seaway, and EVI.
--------------------------------------------------------------------------------
Portfolio Profile                   April 30, 1998        October 31, 1997
Equities                                 95.8%                  96.4%
  Foreign                                 4.4%                   5.6%
  European                                4.1%                   3.8%
Top 10 Equities (% of Assets)            22.1%                  17.1%
Number of Stocks                          124                    197
Cash & Cash Equivalents                   4.2%                   3.6%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings              April 30, 1998        October 31, 1997
Delta and Pine Land Co.                   3.5%                   2.1%
Federal-Mogul Corp.                       2.5%                   1.7%
Wind River Systems                        2.4%                   0.9%
First Empire State Corp.                  2.3%                   2.0%
Pittway Corp. - Class A                   2.2%                   1.3%
Orbital Sciences Corp.                    2.0%                    --
Heftel Broadcasting Corp.
  - Class A                               1.9%                   0.7%
Romac International, Inc.                 1.8%                    --
TCA Cable TV, Inc.                        1.8%                    --
Engineering Animation, Inc.               1.7%                   0.5%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                    April 30, 1998        October 31, 1997
Commercial Banks                          6.2%                   4.6%
Medical Drugs                             4.5%                   2.4%
Computer Software                         4.1%                   2.4%
Savings/Loan/Thrifts                      4.0%                  10.1%
Computer Services                         3.8%                   2.8%
--------------------------------------------------------------------------------
More Resources, More Opportunities
     Our ability to identify potential winners has always depended upon our commitment to intensive, hands-on research. Smaller companies, because of their sometimes illiquid trading patterns, often receive scant coverage by market analysts. We do not rely heavily on outside research, and we believe this gives us an advantage in identifying the great undiscovered franchise names. With our management and research team firmly in place, we're able to search out compelling opportunities, maintaining the broad diversification we believe is essential to small-cap investing.
     At the same time, fewer stocks in the Fund allow us to focus more closely on the fundamentals of each. This means visiting the companies we own and meeting with management at all levels of the organization. We supplement this hands-on research by talking to a company's competitors, customers, and suppliers, which gives us a more complete picture of the investment. We do not want to be scared out of great companies because of market fluctuations. We feel such careful security analysis is vital and gives us conviction that our judgment is correct when broader market turmoil might otherwise cause us alarm.
     Thank you for your ongoing support as we continue to take the necessary steps to pursue the kind of performance you expect.

--------------------------------------------------------------------------------
Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   36

                               JANUS VENTURE FUND
    Portfolio Managers, William H. Bales, Jonathan D. Coleman, James P. Craig

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund and the Russell 2000 Index. Janus Venture Fund is represented by a solid blue line. The Russell 2000 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through April 30, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund ($75,987) as compared to the Russell 2000 Index ($53,742). There is a legend in the upper left quadrant of the graph which indicates Janus Venture Fund's one-year, five-year, ten-year and since inception (April 30, 1985) average annual total returns as 41.97%, 13.60%, 16.73% and 16.88%, respectively.

*The Fund's inception date       Source - Lipper Analytical Services, Inc. 1998.
Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                 JANUS VENTURE FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 95.8%
--------------------------------------------------------------------------------
Advertising Sales -  1.6%
      350,000    Lamar Advertising Co. - Class A*                $    12,075,000
      233,310    Outdoor Systems, Inc.*                                7,407,592
--------------------------------------------------------------------------------
                                                                      19,482,592
--------------------------------------------------------------------------------
Aerospace and Defense - 2.0%
      573,695    Orbital Sciences Corp.*                              25,529,427
--------------------------------------------------------------------------------
Agricultural Biotechnology - 1.4%
      250,000    DEKALB Genetics Corp. - Class B                      17,046,875
--------------------------------------------------------------------------------
Agricultural Operations - 3.5%
      941,821    Delta and Pine Land Co.                              43,382,630
--------------------------------------------------------------------------------
Airlines - 0.8%
      255,900    Ryanair Holdings PLC (ADR)*                           9,820,163
--------------------------------------------------------------------------------
Applications Software - 1.9%
      100,000    HNC Software, Inc.*                                   3,900,000
      250,000    Policy Management Systems Corp.*                     20,156,250
--------------------------------------------------------------------------------
                                                                      24,056,250
--------------------------------------------------------------------------------
Automotive -Truck Parts and Equipment - 2.5%
      475,000    Federal-Mogul Corp.                                  30,726,563
--------------------------------------------------------------------------------
Building Products - Lighting Fixtures - 0.9%
      400,000    Advanced Lighting Technologies, Inc.*                11,100,000
--------------------------------------------------------------------------------
Cable Television - 2.5%
      350,000    Adelphia Communications Corp. - Class A*              9,843,750
      352,420    TCA Cable TV, Inc.                                   21,761,935
--------------------------------------------------------------------------------
                                                                      31,605,685
--------------------------------------------------------------------------------
Chemicals - Diversified - 0.4%
      100,000    Cambrex Corp.                                         5,550,000
--------------------------------------------------------------------------------
Circuits - 0.8%
      490,000    SIPEX Corp.*                                          9,738,750
--------------------------------------------------------------------------------
Commercial Banks - 6.2%
      193,025    Community Financial Corp.#                      $     4,439,575
       54,900    First Empire State Corp.                             27,999,000
      191,200    Investors Financial Services Corp.                   10,300,900
      461,600    National Commerce Bancorporation                     20,656,600
      200,000    U.S. Trust Corp.                                     14,200,000
--------------------------------------------------------------------------------
                                                                      77,596,075
--------------------------------------------------------------------------------
Commercial Services - 2.1%
      447,900    Central Parking Corp.                                20,995,312
       50,000    International Telecommunication Data
                   Systems, Inc.*                                      1,512,500
      131,250    NCO Group, Inc.*                                      3,273,047
--------------------------------------------------------------------------------
                                                                      25,780,859
--------------------------------------------------------------------------------
Computer Data Security - 0.1%
       50,000    VeriSign, Inc.*                                       1,918,750
--------------------------------------------------------------------------------
Computer Graphics - 1.7%
      450,000    Engineering Animation, Inc.*,#                       21,206,250
--------------------------------------------------------------------------------
Computer Services - 3.8%
      101,905    BrightStar Information Technology Group, Inc.*        1,592,266
       52,200    Ceridian Corp.*                                       2,952,563
      291,900    Ciber, Inc.*                                          9,486,750
      300,000    Cotelligent Group, Inc.*                              7,743,750
       33,935    DA Consulting Group, Inc.*                              598,104
      203,700    ECsoft Group PLC (ADR)*                               6,111,000
      342,855    Logica PLC                                            9,057,406
       50,985    Manhattan Associates, Inc.*                           1,153,536
      263,455    Technology Solutions Co.*                             8,463,492
--------------------------------------------------------------------------------
                                                                      47,158,867
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   37

                 JANUS VENTURE FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Computer Software - 4.1%
      200,000    Aspen Technology, Inc.*                         $     9,775,000
       55,000    Brio Technology, Inc.*                                  605,000
      126,627    JBA Holdings PLC                                      1,122,118
      100,000    Learning Co., Inc.*                                   2,862,500
      234,000    Micromuse, Inc.*                                      5,206,500
       91,555    Mobius Management Systems, Inc.*                      1,693,768
      852,337    Wind River Systems*                                  29,512,169
--------------------------------------------------------------------------------
                                                                      50,777,055
--------------------------------------------------------------------------------
Computers - Integrated Systems - 0.6%
      285,200    Wang Laboratories, Inc.*                              7,700,400
--------------------------------------------------------------------------------
Computers - Memory Devices - 0.4%
       95,650    VERITAS Software Corp.*                               5,236,838
--------------------------------------------------------------------------------
Consulting Services - 0.2%
      116,050    Charles River Associates, Inc.*                       2,785,200
--------------------------------------------------------------------------------
Data Processing and Management - 2.3%
       92,510    Applied Graphics Technologies, Inc.*                  4,625,500
      269,555    CSG Systems International, Inc.*                     12,264,753
       95,550    i2 Technologies, Inc.*                                6,377,963
      150,000    INSpire Insurance Solutions, Inc.*                    5,043,750
--------------------------------------------------------------------------------
                                                                      28,311,966
--------------------------------------------------------------------------------
Diagnostic Equipment - 0.5%
      200,000    Sabratek Corp.*                                       6,500,000
--------------------------------------------------------------------------------
Direct Marketing - 0.6%
      142,470    Catalina Marketing Corp.*                             7,408,440
--------------------------------------------------------------------------------
Diversified Operations - 0.6%
      236,100    Roper Industries, Inc.                                7,319,100
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.4%
      251,900    Atrix Laboratories, Inc.*                             4,597,175
--------------------------------------------------------------------------------
Electric Products - 0.1%
       78,200    Littelfuse, Inc.*                                     1,974,550
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 0.9%
      400,000    ATMI, Inc.*                                          11,150,000
--------------------------------------------------------------------------------
Electronic Safety Devices - 2.2%
      363,637    Pittway Corp. - Class A                              27,181,866
--------------------------------------------------------------------------------
Entertainment Software - 0.6%
    1,000,000    Acclaim Entertainment, Inc.*                          7,625,000
--------------------------------------------------------------------------------
Fiber Optics - 0.7%
      300,000    Metromedia Fiber Network, Inc. - Class A*             9,262,500
--------------------------------------------------------------------------------
Finance - Leasing Companies - 0.2%
       36,000    Resource America, Inc.                                2,412,000
--------------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 1.7%
      594,400    Doral Financial Corp.                                20,878,300
--------------------------------------------------------------------------------
Finance - Other Services - 1.2%
      300,000    HealthCare Financial Partners, Inc.*                 15,112,500
--------------------------------------------------------------------------------
Food - Retail - 1.0%
      300,000    Dominick's Supermarkets, Inc.*                       12,018,750
--------------------------------------------------------------------------------
Food - Wholesale - 1.3%
      450,000    U.S. Foodservice, Inc.*                              15,890,625
--------------------------------------------------------------------------------
Health Care Cost Containment - 1.5%
      600,000    Concentra Managed Care, Inc.*                        18,675,000
--------------------------------------------------------------------------------
Hotels and Motels - 0.9%
      175,000    Cavanaughs Hospitality Corp.*                         2,745,312
      300,000    Extended Stay America, Inc.*                          3,918,750
      250,000    Suburban Lodges of America, Inc.*                     4,625,000
--------------------------------------------------------------------------------
                                                                      11,289,062
--------------------------------------------------------------------------------
Human Resources - 2.9%
       59,120    Provant, Inc.*                                  $     1,101,110
      200,000    RemedyTemp, Inc. - Class A*                           6,350,000
      863,325    Romac International, Inc.*                           22,878,112
      200,000    Select Appointments Holdings PLC (ADR)                5,425,000
--------------------------------------------------------------------------------
                                                                      35,754,222
--------------------------------------------------------------------------------
Instruments - Scientific - 0.9%
      203,050    Dionex Corp.*                                        10,837,794
--------------------------------------------------------------------------------
Leisure and Recreation and Gaming - 1.2%
      500,000    AMF Bowling, Inc.*                                   14,468,750
--------------------------------------------------------------------------------
Lottery Services - 0.6%
      200,000    GTECH Holdings Corp.*                                 7,175,000
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic - 2.1%
      236,300    Immunex Corp.*                                       16,216,087
      141,431    QIAGEN N.V.*                                          9,246,052
--------------------------------------------------------------------------------
                                                                      25,462,139
--------------------------------------------------------------------------------
Medical - Drugs - 4.5%
      100,000    Algos Pharmaceuticals Corp.*                          3,287,500
      300,000    Cellegy Pharmaceuticals, Inc.*                        1,706,250
      300,000    Forest Laboratories, Inc.*                           10,856,250
      400,000    MedImmune, Inc.*                                     21,100,000
      400,000    Sepracor, Inc.*                                      18,500,000
--------------------------------------------------------------------------------
                                                                      55,450,000
--------------------------------------------------------------------------------
Medical - Generic Drugs - 1.4%
      396,400    Watson Pharmaceuticals, Inc.*                        17,045,200
--------------------------------------------------------------------------------
Medical - HMO - 0.7%
      350,000    Healthcare Recoveries, Inc.*                          8,356,250
--------------------------------------------------------------------------------
Medical Instruments - 0.9%
       89,000    ESC Medical Systems, Ltd.*                            2,892,500
      100,000    Sofamor Danek Group, Inc.*                            8,775,000
--------------------------------------------------------------------------------
                                                                      11,667,500
--------------------------------------------------------------------------------
Medical Products - 2.6%
      452,500    Henry Schein, Inc.*                                  17,647,500
      300,000    MiniMed, Inc.*                                       15,000,000
--------------------------------------------------------------------------------
                                                                      32,647,500
--------------------------------------------------------------------------------
Metal Processors and Fabricators - 0.4%
      200,000    CompX International, Inc.*                            5,025,000
--------------------------------------------------------------------------------
Music/Clubs - 0.3%
      100,000    SFX Entertainment, Inc. - Class A*                    3,450,000
--------------------------------------------------------------------------------
Office Furnishings - 0.6%
      225,200    Knoll, Inc.*                                          7,839,775
--------------------------------------------------------------------------------
Pharmacy Services - 1.4%
      310,000    NCS HealthCare, Inc. - Class A*                       9,106,250
      250,000    Omnicare, Inc.                                        8,562,500
--------------------------------------------------------------------------------
                                                                      17,668,750
--------------------------------------------------------------------------------
Printing - Commercial - 1.5%
      469,225    Valassis Communications, Inc.*                       18,417,081
--------------------------------------------------------------------------------
Professional Sports - 0.2%
      150,000    Championship Auto Racing Teams, Inc.*                 2,831,250
--------------------------------------------------------------------------------
Property and Casualty Insurance - 0.7%
      354,650    Philadelphia Consolidated Holding Corp.*              8,201,281
--------------------------------------------------------------------------------
Radio - 2.2%
       36,700    Cox Radio, Inc. - Class A*                            1,775,362
      526,195    Heftel Broadcasting Corp. - Class A*                 23,086,806
       52,685    Jacor Communications, Inc.*                           2,996,459
--------------------------------------------------------------------------------
                                                                      27,858,627
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   38

                 JANUS VENTURE FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Real Estate Investment Trusts - 0.3%
      167,725    Correctional Properties Trust*                  $     3,868,158
--------------------------------------------------------------------------------
Recreational Centers - 1.0%
      400,000    Bally Total Fitness Holding Corp.*                   12,300,000
--------------------------------------------------------------------------------
Rental Auto/Equipment - 1.5%
      400,000    Rent-Way, Inc.*                                      12,550,000
      200,000    Renters Choice, Inc.*                                 5,475,000
--------------------------------------------------------------------------------
                                                                      18,025,000
--------------------------------------------------------------------------------
Resorts and Theme Parks - 1.6%
      350,000    Premier Parks, Inc.*                                 19,468,750
--------------------------------------------------------------------------------
Retail - Arts and Crafts - 0%
       18,500    Michaels Stores, Inc.*                                  559,625
--------------------------------------------------------------------------------
Retail - Bedding - 1.0%
      200,000    Linens `N Things, Inc.*                              12,050,000
--------------------------------------------------------------------------------
Retail - Catalog Shopping - 1.1%
      260,000    MSC Industrial Direct Co., Inc. - Class A*           13,227,500
--------------------------------------------------------------------------------
Retail - Pubs - 0.8%
    1,813,155    J.D. Wetherspoon PLC                                  9,761,736
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 1.4%
      400,000    Fred Meyer, Inc.*                                    17,950,000
--------------------------------------------------------------------------------
Retail - Restaurants - 1.5%
      450,000    Papa John's International, Inc.*                     18,787,500
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 4.0%
      150,000    Ambanc Holding Co., Inc.                              2,662,500
      165,000    Catskill Financial Corp.                              2,928,750
      192,125    First Bergen Bancorp#                                 3,650,375
      242,350    First Defiance Financial Corp.                        3,635,250
      165,000    First Mutual Bancorp, Inc.                            3,093,750
      120,400    FirstSpartan Financial Corp.                          5,538,400
      200,000    Flushing Financial Corp.                              5,325,000
      257,100    Home Bancorp of Elgin, Inc.                           4,499,250
       66,275    JSB Financial, Inc.                                   3,665,836
      110,500    Provident Financial Holdings, Inc.*                   2,596,750
      101,250    Queens County Bancorp, Inc.                           4,632,187
      245,000    South Street Financial Corp.#                         2,572,500
      175,000    WesterFed Financial Corp.                             4,593,750
--------------------------------------------------------------------------------
                                                                      49,394,298
--------------------------------------------------------------------------------
Schools - 0.5%
      500,000    Computer Learning Centers, Inc.*                      6,000,000
--------------------------------------------------------------------------------
Telecommunication Equipment - 0.5%
      230,800    GeoTel Communications Corp.*                          6,375,850
--------------------------------------------------------------------------------
Television - 0.9%
      279,185    Univision Communications, Inc. - Class A*            10,696,275
--------------------------------------------------------------------------------
Vitamins and Nutrition Products - 0.4%
      136,610    Twinlab Corp.*                                        5,361,942
--------------------------------------------------------------------------------
Total Common Stock (cost $820,400,160)                             1,189,788,816
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 3.1%
                 Household Finance Corp.
  $38,800,000      5.51%, 5/1/98 (amortized cost $38,800,000)         38,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $859,200,160) - 98.9%                1,228,588,816
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.1%         13,243,877
--------------------------------------------------------------------------------
Net Assets - 100%                                                $ 1,241,832,693
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 April 30, 1998

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Ireland                                0.8%                       $    9,820,163
Israel                                 0.3%                            3,545,750
Netherlands                            0.8%                            9,246,051
United Kingdom                         2.5%                           31,477,261
United States++                       95.6%                        1,174,499,591
--------------------------------------------------------------------------------
Total                                100.0%                       $1,228,588,816
================================================================================
++Includes Short-Term Securities (92.4% excluding Short-Term Securities)

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   39

           JANUS WORLDWIDE FUND Portfolio Manager, Helen Young Hayes

     I am pleased to report that Janus Worldwide Fund gained 20.61% for the six-month period ended April 30, 1998, while its benchmark, the Morgan Stanley International World Index, was up 18.86%. Both returns include net reinvested dividends.(1)
     The Fund achieved a top-quartile performance rating again from Lipper Analytical Services, Inc., a leading mutual fund rating company. For the 12-month period ended April 30, 1998, Janus Worldwide Fund ranked 38th out of 193 global funds.(2)
     After a turbulent start to the year, most international markets moved steadily higher during the first quarter, despite lingering concerns that the Asian crisis would spread to other parts of the globe. Investors soon realized, however, that the downturn in the Far East could actually be a positive for the global economy. As prospects for lower inflation and moderate economic growth increased, many markets moved higher. Although the Fund wasn't completely insulated from the events that unfolded in Asia, our limited exposure minimized their effects.
--------------------------------------------------------------------------------
Portfolio Profile                   April 30, 1998        October 31, 1997
Equities                                 97.1%                  94.1%
  Foreign                                74.0%                  78.1%
  European                               64.4%                  65.3%
Top 10 Equities (% of Assets)            20.3%                  21.1%
Number of Stocks                          176                    207
Cash & Cash Equivalents                   2.9%                   5.9%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings              April 30, 1998        October 31, 1997
Rentokil Initial PLC                      2.8%                   2.4%
Microsoft Corp.                           2.3%                   0.7%
Siebe PLC                                 2.1%                   2.1%
Cisco Systems, Inc.                       2.0%                   1.4%
Philips Electronics N.V.
  - N.Y. Shares                           2.0%                   3.1%
Mannesman A.G                             2.0%                    --
Akzo Nobel N.V                            1.9%                   2.2%
UBS                                       1.8%                   0.3%
Monsanto Co.                              1.7%                   1.7%
Parametric Technology Co.                 1.7%                   1.4%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                      April 30, 1998      October 31, 1997
Diversified Operations                   11.0%                  10.5%
Money Center Banks                        9.5%                   5.1%
Medical - Drugs                           9.1%                   6.8%
Computer Software                         5.5%                   4.2%
Computer Services                         4.0%                   3.4%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Countries                       April 30, 1998      October 31, 1997
United States                            23.3%                  16.5%
United Kingdom                           13.7%                  15.3%
Germany                                   9.1%                   7.4%
Netherlands                               9.0%                  12.1%
France                                    7.8%                  11.2%
--------------------------------------------------------------------------------
Still Cautious About Japan
     Our travels earlier in the year convinced us to trim positions in developing Asian markets as well as Japan. Even so, the Fund was modestly hurt by Japan's Nippon Telegraph & Telephone, NTT Data, and Sony Corporation, all of which underperformed because of the nation's ongoing economic malaise.
     The Japanese government is attempting to stimulate the economy through a proposed reform package. However, Japanese companies still have not embraced the corporate restructuring and shareholder value reforms that have propelled the U.S. economic expansion. Until Japan properly addresses these and other structural issues, we remain cautious about investing there.

European Markets Steady and Strong
     Our European holdings, which comprise approximately 65% of the Fund, fared much better.
     The pending European Monetary Union (EMU) in 1999, the ongoing move toward corporate restructuring, improving domestic economies, and the convergence of European interest rates have all been powerful drivers of continental expansion. Also driving the market was the continued consolidation among European industries.
     Among the better performing European stocks were several financial services companies that benefited from a drop in interest rates. Banca Commerciale Italiana and Banc di Roma were among some of our financial services stocks that rose more than 25%. Our European information technology stocks also fared well as a result of a positive economic backdrop and increased computer spending stimulated by the Year 2000 and EMU conversions.

Positive Performers in the U.S.
     U.S. technology stocks were also among our winning picks. Our holdings in Microsoft, Cisco Systems, and Parametric Technology, discounted by the October sell-off, rebounded nicely, boosting the Fund's performance. I remain enthusiastic about these companies because of their dominant market positions, differentiated product lines, and limited Asian exposure.
     Many of our other U.S. stocks also performed well as interest rates and inflation stayed low and company fundamentals and profitability remained intact.

Expanded Emerging Markets Presence
     Although our near-term outlook for the economies of Korea and Southeast Asia remains uncertain, other developing countries, such as those in Latin America, are home to a number of compelling companies. Investing selectively in the Janus tradition, we increased the Fund's emerging markets weighting slightly by buying strong, high-quality franchise names at discounts, such as Telebras and China Telecom International Cellular.

The Future of Global Markets
     As a whole, I am optimistic about global markets. First, I believe inflation will stay benign. Second, I continue to see - especially in Europe - that companies are growing, improving their productivity, restructuring their businesses, and repurchasing stock. All of these trends lead to improvements in earnings quality, which are fundamental to any company's success. We remain cautious about prospects in Southeast Asia, but we continue to set our sights on companies that can prosper regardless of the economic climate.
     In closing, I want to say that all of us on the international team at Janus appreciate your confidence and remain committed to seeking the strong performance you expect.

--------------------------------------------------------------------------------
(1) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.
(2) A global fund is defined by Lipper as one that "invests at least 25% of its portfolio in securities traded outside the United States and may own U.S. securities as well." As of April 30, 1998, Janus Worldwide Fund was ranked 1/119 for the 3-year period, and 2/54 for the 5-year period. This ranking is based on total return, including reinvested dividends and capital gains for the stated period.
Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   40

           JANUS WORLDWIDE FUND Portfolio Manager, Helen Young Hayes

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley Capital International World Index. Janus Worldwide Fund is represented by a solid blue line. The Morgan Stanley Capital International World Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through April 30, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Worldwide Fund ($39,728) as compared to the Morgan Stanley Capital International World Index ($23,920). There is a legend in the upper left quadrant of the graph which indicates Janus Worldwide Fund's one-year, five-year and since inception (May 15, 1991) average annual total returns as 34.25%, 23.00% and 21.93%, respectively.

*The Fund's inception date       Source - Lipper Analytical Services, Inc. 1998.
Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                JANUS WORLDWIDE FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 96.3%
Agricultural Biotechnology - 1.7%
    4,518,165    Monsanto Co.                                    $   238,897,974
--------------------------------------------------------------------------------
Airlines - 0.9%
    1,692,138    Deutsche Lufthansa A.G.**                            40,264,371
        9,540    Sairgroup**                                          12,478,819
    1,400,201    SAS Danmark A/S                                      24,962,736
    1,197,144    SAS Norge ASA - Class B#                             19,984,305
    1,790,855    SAS Sverige A.B.**                                   28,463,681
--------------------------------------------------------------------------------
                                                                     126,153,912
--------------------------------------------------------------------------------
Appliances - 1.6%
    2,389,364    Electrolux A.B. - Class B**                         222,300,453
--------------------------------------------------------------------------------
Applications Software - 1.0%
      804,936    Intuit, Inc.*                                        42,812,533
    2,042,730    PeopleSoft, Inc.*                                    94,986,945
--------------------------------------------------------------------------------
                                                                     137,799,478
--------------------------------------------------------------------------------
Athletic Footwear - 0.4%
      302,448    Adidas - Salomon A.G.**                              50,141,226
--------------------------------------------------------------------------------
Audio and Video Products - 1.4%
    2,379,500    Sony Corp.**                                        198,276,625
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 2.2%
       57,981    Bayerische Motoren Werke (BMW) A.G.**                63,974,685
    3,651,526    Renault S.A.*,**                                    169,294,762
       87,124    Volkswagen A.G.**                                    69,378,882
--------------------------------------------------------------------------------
                                                                     302,648,329
--------------------------------------------------------------------------------
Brewery - 0.5%
    2,590,525    Companhia Cervejaria Brahma (ADR)                    34,162,548
    4,145,700    Fomento Economico Mexicano, S.A. de C.V.             30,667,171
--------------------------------------------------------------------------------
                                                                      64,829,719
--------------------------------------------------------------------------------
Broadcast Services and Programming - 0.4%
    1,463,725    Grupo Televisa S.A. (GDR)*                      $    60,012,725
--------------------------------------------------------------------------------
Building - Heavy Construction - 0.3%
      368,748    Compagnie Francaise d'Etudes
                   et de Construction Technip**                       46,815,315
--------------------------------------------------------------------------------
Cable Television - 2.3%
    3,547,620    Comcast Corp. - Special Class A                     127,049,141
    5,886,300    Tele-Communications, Inc. - Class A*                189,833,175
--------------------------------------------------------------------------------
                                                                     316,882,316
--------------------------------------------------------------------------------
Cellular Telecommunications - 1.6%
      895,133    Cellular Communications International, Inc.*,#       39,385,830
   33,736,000    China Telecom, Ltd.*,+                               64,022,188
      177,900    Millicom International Cellular S.A.*                 6,960,338
      129,883    Telecom Italia Mobile S.p.A.                            743,843
   15,949,437    Telecom Italia S.p.A.                               120,119,195
--------------------------------------------------------------------------------
                                                                     231,231,394
--------------------------------------------------------------------------------
Chemicals - Diversified - 3.8%
    1,300,227    Akzo Nobel N.V.**                                   264,483,838
    1,676,190    E.I. du Pont de Nemours and Co.                     122,047,584
      634,924    Hoechst A.G.**                                       25,612,831
    2,273,716    Imperial Chemical Industries PLC**                   41,285,953
    2,973,530    Solutia, Inc.                                        84,373,914
--------------------------------------------------------------------------------
                                                                     537,804,120
--------------------------------------------------------------------------------
Circuits - 0%
      151,300    Analog Devices, Inc.*                                 5,891,244
--------------------------------------------------------------------------------
Commercial Banks - 2.1%
    1,267,546    Banco Central Hispanoamericano*                      42,164,208
      526,696    BG Bank A/S                                          30,786,618
      783,965    Corporacion Bancaria de Espana S.A.                  65,323,982
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   41

                JANUS WORLDWIDE FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Commercial Banks - (continued)
      778,189    Credit Commercial de France**                   $    62,071,358
   10,795,404    Credito Italiano S.p.A.*                             56,488,599
        7,703    Julius Baer Holding A.G. - Class B**                 21,261,130
      437,325    Uniao de Bancos Brasileiros S.A. (GDR)               17,383,669
--------------------------------------------------------------------------------
                                                                     295,479,564
--------------------------------------------------------------------------------
Commercial Services - 0.4%
    1,060,950    Quintiles Transnational Corp.*                       52,517,025
--------------------------------------------------------------------------------
Computer Services - 4.0%
      566,691    Atos S.A.*,**,#                                      94,640,559
    1,533,400    Cap Gemini S.A.**                                   199,008,402
    2,826,216    Getronics N.V.**,+                                  125,049,225
    1,542,951    Logica PLC**                                         40,761,062
    1,149,836    Misys PLC**                                          55,272,617
    1,547,050    WM-Data A.B. - Class B**                             46,578,533
--------------------------------------------------------------------------------
                                                                     561,310,398
--------------------------------------------------------------------------------
Computer Software - 5.5%
      344,400    Dassault Systemes S.A. (ADR)                         13,302,450
    2,273,484    JBA Holdings PLC**,#                                 20,146,706
    2,429,040    Merkantildata A.S.A.                                 30,615,110
    3,591,750    Microsoft Corp.*                                    323,706,469
        3,297    NTT Data Corp.**,#                                  145,224,678
    7,449,805    Parametric Technology Co.*                          238,160,953
--------------------------------------------------------------------------------
                                                                     771,156,366
--------------------------------------------------------------------------------
Computers - Integrated Systems - 0.1%
      472,415    SEMA Group PLC**                                     17,085,058
--------------------------------------------------------------------------------
Consumer Products - 0.3%
    1,020,852    Hagemeyer N.V.**                                     48,756,019
--------------------------------------------------------------------------------
Data Processing and Management - 0.2%
      766,290    First Data Corp.                                     25,958,074
--------------------------------------------------------------------------------
Diversified Operations - 11.0%
    3,289,780    CBS Corp.*                                          117,198,413
    1,575,000    Citic Pacific, Ltd.                                   4,839,239
   50,527,400    First Pacific Co., Ltd.                              24,298,128
    9,606,179    Hays PLC**                                          163,345,773
    3,074,000    Hutchison Whampoa, Ltd.                              19,008,987
      656,836    Lagardere S.C.A.**                                   25,104,392
      180,745    Preussag A.G.**                                      64,260,520
      406,009    Ratin A/S - B Shares*                                78,019,540
   60,657,830    Rentokil Initial PLC**                              395,537,578
   12,843,220    Siebe PLC**                                         292,044,548
    3,186,500    Swire Pacific, Ltd. - Class A                        15,920,052
    3,120,612    TI Group PLC**                                       28,175,382
    8,897,566    Tomkins PLC**                                        52,440,474
    4,349,365    Tyco International, Ltd.                            237,040,393
    4,230,213    Williams PLC**                                       32,464,685
--------------------------------------------------------------------------------
                                                                   1,549,698,104
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.3%
      696,025    Elan Corp. PLC (ADR)*                                43,240,553
--------------------------------------------------------------------------------
Electric - Integrated - 0.1%
       65,350    Companhia Energetica de Minas Gerais (ADR)            3,063,281
      660,275    Companhia Paranaense de Energia-Copel (ADR)           9,408,919
      131,225    Mosenergo (ADR)*,+                                    4,658,487
--------------------------------------------------------------------------------
                                                                      17,130,687
--------------------------------------------------------------------------------
Electric Products - 0.1%
    1,738,000    Hitachi, Ltd.**                                      12,482,871
--------------------------------------------------------------------------------
Electronic Components - 3.5%
    3,874,885    Electrocomponents PLC**                              37,674,267
    2,043,044    Philips Electronics N.V.**                          179,984,812
    3,066,515    Philips Electronics N.V. - N.Y. Shares**            275,986,350
--------------------------------------------------------------------------------
                                                                     493,645,429
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 1.7%
      227,475    ASM Lithography Holding N.V. (ADR)*             $    20,842,397
    3,383,850    Texas Instruments, Inc.                             216,777,891
--------------------------------------------------------------------------------
                                                                     237,620,288
--------------------------------------------------------------------------------
Film Processing - 0%
       48,047    GrandVision S.A.**                                    1,932,175
--------------------------------------------------------------------------------
Finance - Consumer Loans - 0.1%
       98,755    Household International, Inc.                        12,980,110
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 0.2%
      252,155    Morgan Stanley, Dean Witter, Discover and Co.        19,888,726
      605,000    Nomura Securities Co., Ltd.**                         7,394,799
--------------------------------------------------------------------------------
                                                                      27,283,525
--------------------------------------------------------------------------------
Finance - Other Services - 0.2%
      513,520    Newcourt Credit Group, Inc.                          25,226,670
--------------------------------------------------------------------------------
Food - Catering - 0.8%
    6,190,527    Compass Group PLC**                                 107,335,319
--------------------------------------------------------------------------------
Food - Dairy Products - 0.6%
    2,386,067    Koninklijke Numico N.V.**                            79,712,154
--------------------------------------------------------------------------------
Food - Diversified - 1.3%
      308,373    Danone**                                             72,766,186
      566,803    Raisio Group PLC                                    104,037,088
--------------------------------------------------------------------------------
                                                                     176,803,274
--------------------------------------------------------------------------------
Food - Retail - 0.6%
      370,450    Disco S.A. (ADR)*                                    14,725,388
    2,032,739    Koninklijke Ahold N.V.**                             63,381,178
--------------------------------------------------------------------------------
                                                                      78,106,566
--------------------------------------------------------------------------------
Human Resources - 0.4%
    5,875,452    Capita Group PLC**                                   49,364,372
--------------------------------------------------------------------------------
Investment Companies - 0.3%
      642,352    Investor A.B. - B Shares**                           36,272,714
--------------------------------------------------------------------------------
Investment Management and Advisory Services - 0.2%
    1,700,937    Amvescap PLC**                                       19,338,973
    1,753,865    Banca Fideuram                                       11,223,270
--------------------------------------------------------------------------------
                                                                      30,562,243
--------------------------------------------------------------------------------
Life and Health Insurance - 1.0%
      173,039    Schweizerische Lebensversicherungs-und
                   Rentenanstalt**                                   146,396,850
--------------------------------------------------------------------------------
Machinery - General Industrial - 2.0%
      345,835    Mannesmann A.G.**                                   274,432,914
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic - 0.2%
       16,011    Ares-Serono Group - Class B**                        22,950,018
--------------------------------------------------------------------------------
Medical - Drugs - 9.1%
    6,210,301    Astra A.B. - Class A**                              127,595,493
    1,327,375    Bristol-Myers Squibb Co.                            140,535,828
      841,820    Eli Lilly and Co.                                    58,559,104
    1,629,502    Merck KGaA**                                         63,563,851
      134,701    Novartis A.G.**                                     222,714,562
      438,072    Novo Nordisk A/S - Class B                           71,057,586
      498,400    Pfizer, Inc.                                         56,724,150
    1,318,566    Rhone-Poulenc - Class A**                            64,440,933
        5,326    Roche Holding A.G.**                                 53,990,046
      784,507    Schering A.G.**                                      84,155,949
    1,096,825    SmithKline Beecham PLC (ADR)                         65,329,639
    3,745,000    Takeda Chemical Industries**                        107,137,649
      886,998    Warner-Lambert Co.                                  167,808,934
--------------------------------------------------------------------------------
                                                                   1,283,613,724
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   42

                JANUS WORLDWIDE FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 0.3%
      230,300    Cardinal Health, Inc.                           $    22,166,375
    1,587,813    Grupo Casa Autrey S.A. de C.V. (ADR)#                21,038,522
--------------------------------------------------------------------------------
                                                                      43,204,897
--------------------------------------------------------------------------------
Metal Processors and Fabricators - 1.1%
    4,577,514    Assa Abloy A.B. - Class B**,#                       159,705,172
--------------------------------------------------------------------------------
Money Center Banks - 9.5%
   25,715,421    Banca Commerciale Italiana                          130,046,478
   29,975,350    Banca di Roma*                                       55,418,738
    1,217,477    Bank Austria A.G.                                    94,096,678
      249,650    BankAmerica Corp.                                    21,220,250
    1,245,253    Barclays PLC**                                       35,936,408
      338,021    Credit Suisse Group**                                74,367,595
    1,790,767    Deutsche Bank A.G.**                                137,812,948
      634,664    Dresdner Bank A.G.**                                 34,341,587
    1,542,774    HSBC Holdings PLC**                                  48,701,302
      122,630    ING Groep N.V.**                                      7,968,922
   13,953,434    Lloyds TSB Group PLC**                              209,388,021
    3,356,923    National Westminster Bank PLC**                      66,807,747
      286,406    Schroders PLC**                                      13,695,697
    4,202,693    Skandinaviska Enskilda Banken - Class A**            70,055,609
    3,292,137    Standard Chartered PLC**                             50,585,924
      160,358    UBS**                                               258,293,617
      325,804    Unidanmark A/S - Class A                             27,375,763
--------------------------------------------------------------------------------
                                                                   1,336,113,284
--------------------------------------------------------------------------------
Mortgage Banks - 1.0%
    1,777,707    Deutsche Pfandbrief-und
                   Hypothekenbank A.G.**                             137,204,141
--------------------------------------------------------------------------------
Multi-Line Insurance - 3.7%
      110,994    Allianz A.G.*,**                                     34,133,706
    2,432,516    Assicurazioni Generali                               72,832,014
      370,864    Axa**                                                43,509,521
       24,138    Baloise Holding, Ltd.**                              55,905,844
      571,991    ERGO Versicherungs Gruppe A.G.**                    108,374,068
      349,106    Groupe des Assurances Nationales*,**                  9,937,556
   10,470,849    Istituto Nazionale delle Assicurazioni               31,224,334
    5,975,042    Royal & Sun Alliance Insurance Group PLC**           66,360,370
      166,733    Zurich Versicherungs-Gesellschaft**                 101,600,039
--------------------------------------------------------------------------------
                                                                     523,877,452
--------------------------------------------------------------------------------
Multimedia - 0.8%
    1,437,085    Time Warner, Inc.                                   112,811,172
--------------------------------------------------------------------------------
Networking Products - 2.0%
    3,777,087    Cisco Systems, Inc.*                                276,671,623
--------------------------------------------------------------------------------
Oil Companies - Integrated - 1.9%
    1,427,277    Elf Aquitaine S.A.**                                187,132,919
      213,900    Lukoil Holding (ADR)                                 14,170,875
      254,833    Total S.A.**                                         30,277,961
    1,199,150    YPF S.A. (ADR)                                       41,820,356
--------------------------------------------------------------------------------
                                                                     273,402,111
--------------------------------------------------------------------------------
Paper and Related Products - 0.1%
    2,357,900    Kimberly-Clark de Mexico, S.A. de C.V.
                   - Class A                                          11,567,955
--------------------------------------------------------------------------------
Publishing - Books - 1.3%
    1,413,657    Wolters Kluwer N.V.**                               184,778,137
--------------------------------------------------------------------------------
Recycling - 0.3%
    1,463,428    Tomra Systems ASA#                                   47,092,952
--------------------------------------------------------------------------------
Reinsurance - 0.2%
       58,911    Muenchener Rueckversicherungs-
                   Gesellschaft A.G.**                                26,919,532
--------------------------------------------------------------------------------
Retail - Discount - 0.2%
    3,825,234    Cifra S.A. de C.V.                              $     6,677,631
      384,115    Costco Companies, Inc.*                              21,462,426
--------------------------------------------------------------------------------
                                                                      28,140,057
--------------------------------------------------------------------------------
Security Services - 0.9%
    3,617,675    Securitas A.B. - Class B**,#                        133,229,361
--------------------------------------------------------------------------------
Special Purpose Banks - 0.7%
      268,842    Dexia Belgium (Credit Communal)                      36,805,779
      482,533    Dexia France**                                       58,374,520
--------------------------------------------------------------------------------
                                                                      95,180,299
--------------------------------------------------------------------------------
Telecommunication Equipment - 3.2%
    1,231,100    Nokia Oyj (ADR) - Class A                            82,329,813
    3,203,776    Nokia Oyj - Class A                                 214,640,195
    1,343,392    Telefonaktiebolaget L.M. Ericsson (ADR)
                   - Class B**                                        69,100,726
    1,525,099    Telefonaktiebolaget L.M. Ericsson
                   - Class B**                                        80,405,126
--------------------------------------------------------------------------------
                                                                     446,475,860
--------------------------------------------------------------------------------
Telephone - Integrated - 2.9%
       24,386    Nippon Telegraph & Telephone Corp.**                214,090,328
      930,300    Telecom Argentina Stet S.A. (ADR)                    33,490,800
    1,657,745    Telefonica de Argentina S.A. (ADR)                   63,926,792
      298,230    Telefonica de Espana                                 12,444,593
    1,593,835    Telefonos de Mexico S.A. (ADR)                       90,250,907
--------------------------------------------------------------------------------
                                                                     414,203,420
--------------------------------------------------------------------------------
Telephone - Long Distance - 1.2%
    1,007,020    AT&T Corp.                                           60,484,139
    2,570,565    WorldCom, Inc.*                                     109,971,984
--------------------------------------------------------------------------------
                                                                     170,456,123
--------------------------------------------------------------------------------
Tobacco - 0.2%
      997,000    Tabacalera S.A. - Class A+                           21,455,629
--------------------------------------------------------------------------------
Travel Services - 0.4%
       10,692    Kuoni Reisen A.G. - Class B**                        57,382,695
--------------------------------------------------------------------------------
Total Common Stock (cost $10,049,973,384)                         13,518,609,766
--------------------------------------------------------------------------------
Preferred Stock - 0.8%
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 0.3%
       15,282    Porsche A.G.**                                       38,236,999
--------------------------------------------------------------------------------
Brewery - 0.1%
   16,276,000    Companhia Cervejaria Brahma                          10,599,142
--------------------------------------------------------------------------------
Electric - Integrated - 0.1%
  429,468,000    Companhia Energetica de Minas Gerais                 20,834,858
  181,500,000    Companhia Paranaense de Energia-Copel                 2,538,419
--------------------------------------------------------------------------------
                                                                      23,373,277
--------------------------------------------------------------------------------
Insurance Brokers - 0%
       12,980    Marschollek, Lautenschlaeger
                   und Partner A.G.**                                  4,904,126
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.1%
   45,032,000    Petroleo Brasileiro S.A.                             11,375,902
--------------------------------------------------------------------------------
Telephone - Integrated - 0.2%
      228,360    Telecomunicacoes Brasileiras S.A. (ADR)              27,817,103
--------------------------------------------------------------------------------
Total Preferred Stock (cost $105,612,357)                            116,306,549
--------------------------------------------------------------------------------
Rights - 0%
      298,230    Telefonica de Espana* (cost $0)                         230,890
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 0.4%
                 Household Finance Corp.
$  61,700,000      5.51%, 5/1/98 (amortized cost $61,700,000)         61,700,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   43

                JANUS WORLDWIDE FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Time Deposit - 0.7%
                 First Union Bank North Carolina EDT
$ 100,000,000      5.50%, 5/1/98 (cost $100,000,000)             $   100,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 0.7%
                 Fannie Mae:
   50,000,000      5.70%, 6/24/98                                     49,597,250
   50,000,000      5.70%, 6/29/98                                     49,557,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $99,157,208)                     99,154,250
--------------------------------------------------------------------------------
Total Investments (total cost $10,416,442,949) - 98.9%            13,896,001,455
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.1%        151,906,700
--------------------------------------------------------------------------------
Net Assets - 100%                                                $14,047,908,155
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   44

                JANUS WORLDWIDE FUND April 30, 1998 (unaudited)

                       Summary of Investments by Country
                                 April 30, 1998
Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Argentina                              1.1%                      $   153,963,335
Austria                                0.7%                           94,096,677
Belgium                                0.3%                           36,805,779
Brazil                                 1.0%                          137,183,841
Canada                                 0.2%                           25,226,670
Denmark                                1.7%                          232,202,242
Finland                                2.9%                          401,007,094
France                                 7.8%                        1,078,609,008
Germany                                9.1%                        1,257,712,336
Hong Kong                              0.9%                          128,088,594
Ireland                                0.3%                           43,240,553
Italy                                  3.4%                          478,096,470
Japan                                  4.9%                          684,606,949
Luxembourg                             0.1%                            6,960,337
Mexico                                 1.6%                          220,214,910
Netherlands                            9.0%                        1,250,943,031
Norway                                 0.7%                           97,692,367
South Africa                           0.1%                           18,829,362
Spain                                  1.0%                          141,619,303
Sweden                                 7.0%                          973,706,867
Switzerland                            7.4%                        1,027,341,215
United Kingdom                        13.7%                        1,909,077,887
United States++                       25.1%                        3,498,776,628
--------------------------------------------------------------------------------
Total                                100.0%                      $13,896,001,455
================================================================================
++Includes Short-Term Securities (23.3% excluding Short-Term Securities)

                           Forward Currency Contracts
                             Open at April 30, 1998

Currency Sold and                   Currency         Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 8/7/98             210,000,000    $ 349,482,000      ($10,584,000)
British Pound 8/13/98             65,000,000      108,147,000        (3,107,000)
British Pound 10/7/98             65,000,000      107,893,500        (2,114,500)
Dutch Guilder 7/17/98            170,000,000       84,480,445          (767,469)
Dutch Guilder 7/23/98             60,000,000       29,827,003          (345,871)
Dutch Guilder 7/31/98            540,000,000      268,563,187        (2,355,673)
French Franc 7/23/98             497,635,000       83,049,900          (891,240)
French Franc 7/31/98           1,112,365,000      185,725,377        (1,723,930)
French Franc 8/7/98              200,000,000       33,405,154          (447,809)
French Franc 10/21/98            150,000,000       25,153,858          (243,535)
German Deutschemark 7/2/98       298,231,000      166,683,993        (2,515,241)
German Deutschemark 7/10/98       15,269,000        8,537,799          (101,888)
German Deutschemark 7/23/98       45,500,000       25,460,243          (127,724)
German Deutschemark 10/21/98      52,000,000       29,238,122          (279,652)
Japanese Yen 5/28/98           8,406,000,000       63,286,613         2,129,730
Japanese Yen 7/23/98           9,000,000,000       67,763,992         4,496,145
Japanese Yen 8/7/98            5,885,200,000       44,312,595         1,012,216
Japanese Yen 10/7/98           18,400,000,000     138,554,947         2,983,514
Japanese Yen 10/21/98          3,028,800,000       22,807,813         1,342,216
Japanese Yen 11/4/98           6,400,000,000       48,194,985         2,518,169
Japanese Yen 11/19/98          13,000,000,000      97,898,127        10,724,867
Swedish Krona 7/2/98             604,114,000       78,201,447        (3,146,997)
Swedish Krona 7/10/98            362,086,000       46,883,505        (1,566,109)
Swedish Krona 8/7/98             132,800,000       17,210,544          (569,774)
Swiss Franc 6/26/98              210,503,000      141,144,562         4,329,600
Swiss Franc 7/10/98                7,188,000        4,827,725           132,937
Swiss Franc 7/17/98               75,000,000       50,413,390         1,525,668
Swiss Franc 7/31/98               20,000,000       13,465,293           423,596
--------------------------------------------------------------------------------
Total                                          $2,340,613,119       $   730,246
================================================================================

See Notes to Schedules of Investments.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   45

                            STATEMENTS OF OPERATIONS

For the six months ended                                    Janus        Janus         Janus     Janus Growth      Janus
April 30, 1998, (unaudited)                  Janus        Balanced    Enterprise  Equity Income   and Income      Mercury
(all numbers in thousands)                   Fund           Fund         Fund          Fund          Fund          Fund
--------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                $   19,946    $    4,879    $       88    $      209    $    4,404    $    2,033
  Dividends                                   82,128         1,981           800           502         7,902         5,159
  Foreign tax withheld                       (3,197)          (71)          (27)          (10)          (90)         (194)
--------------------------------------------------------------------------------------------------------------------------
                                              98,877         6,789           861           701        12,216         6,998
--------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                               65,164         1,572         2,005           387         7,280         6,542
  Transfer agent fees and expenses            17,596           467           759           122         2,330         2,287
  Registration fees                              843            68            19            39           221            42
  Postage and mailing expenses                   610            19            16            13            83            70
  Custodian fees                               1,629            46            78            42           132           157
  Printing expenses                            1,015            19            50            15           187           111
  Audit fees                                      18             8             4             6            14             5
  Trustees' fees and expenses                     76             2             3             1             8             8
  Other expenses                                 140             8            --             4            18            37
--------------------------------------------------------------------------------------------------------------------------
Total Expenses                                87,091         2,209         2,934           629        10,273         9,259
--------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                      (2,372)          (46)          (60)          (14)         (235)         (263)
--------------------------------------------------------------------------------------------------------------------------
Net Expenses                                  84,719         2,163         2,874           615        10,038         8,996
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                  14,158         4,626       (2,013)            86         2,178       (1,998)
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized
 Gain/(Loss) on Investments:
  Net realized gain/(loss) from
   securities transactions                   695,699         8,532        74,568         3,855       149,628       140,573
  Net realized gain/(loss) from
   foreign currency transactions            (57,712)         (682)       (1,620)         (121)         2,186         2,663
  Net realized gain/(loss) from
   futures contracts                              --            --            --            --            --            --
  Change in net unrealized appreciation
   or depreciation of investments          3,068,449        47,511        23,087        16,035       258,830       257,800
--------------------------------------------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments             3,706,436        55,361        96,035        19,769       410,644       401,036
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in
  Net Assets Resulting from Operations    $3,720,594    $   59,987    $   94,022    $   19,855    $  412,822    $  399,038
==========================================================================================================================

                      STATEMENTS OF OPERATIONS (continued)

                                                                         Janus
For the six months ended                      Janus        Janus        Special        Janus         Janus          Janus
April 30, 1998, (unaudited)                  Olympus     Overseas     Situations      Twenty        Venture      Worldwide
(all numbers in thousands)                    Fund         Fund          Fund          Fund          Fund           Fund
--------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                 $      933   $    6,573    $      575    $   24,336    $    2,754    $   11,162
  Dividends                                     1,834       25,492         2,251        20,003         1,673        71,911
  Foreign tax withheld                           (56)      (3,384)          (91)            --          (31)       (8,655)
--------------------------------------------------------------------------------------------------------------------------
                                                2,711       28,681         2,735        44,339         4,396        74,418
--------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                 2,382       11,594         1,999        21,326         4,142        37,505
  Transfer agent fees and expenses                733        3,339           638         6,783         1,204        10,615
  Registration fees                                74          151           243           388            58         (388)
  Postage and mailing expenses                     52           58            44           240            --           134
  Custodian fees                                   44        1,345            58           231            67         2,906
  Printing expenses                                48          123            85           341           129           480
  Audit fees                                       15           20             5            14            10            21
  Trustees' fees and expenses                       4            9             2            23             5            55
  Other expenses                                   13          101            11            54            29           157

Total Expenses                                  3,365       16,740         3,085        29,400         5,644        51,485
--------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                         (118)        (367)          (77)         (371)         (102)         (986)
--------------------------------------------------------------------------------------------------------------------------
Net Expenses                                    3,247       16,373         3,008        29,029         5,542        50,499
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                    (536)       12,308         (273)        15,310       (1,146)        23,919
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized
 Gain/(Loss) on Investments:
  Net realized gain/(loss) from
   securities transactions                     31,314     (48,711)        21,548       203,226        67,493      (62,460)
  Net realized gain/(loss) from
   foreign currency transactions              (1,442)       18,686       (1,526)       (2,208)         (251)        62,827
  Net realized gain/(loss) from
   futures contracts                               --          693            --            --            --           692
  Change in net unrealized appreciation
   or depreciation of investments              96,261      621,915       110,871     1,420,504        78,740     2,213,148
--------------------------------------------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                126,133      592,583       130,893     1,621,522       145,982     2,214,207
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in
  Net Assets Resulting from Operations     $  125,597   $  604,891    $  130,620    $1,636,832    $  144,836    $2,238,126
==========================================================================================================================

An Explanation of the Statement of Operations
     This financial statement details the Funds' income, expenses, gains and losses on securities and currency transactions and from appreciation or depreciation of portfolio holdings. The first section in this statement, called "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the portfolio.
     The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, the transfer agent fees, shareholder servicing expenses, printing and postage for mailing statements, financial reports, and prospectuses to investors.
     The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. Unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. This figure is affected by both changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

                      STATEMENTS OF ASSETS AND LIABILITIES

As of April 30, 1998, (unaudited)                       Janus         Janus         Janus     Janus Growth      Janus
(all numbers in thousands                 Janus       Balanced     Enterprise   Equity Income  and Income      Mercury
except net asset value per share)         Fund          Fund          Fund          Fund          Fund          Fund
------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                  $15,447,034   $   434,945   $   433,607   $   114,523   $ 2,061,149   $ 1,633,677
========================================================================================================================
  Investments at value                 $21,901,605   $   514,553   $   590,609   $   137,910   $ 2,708,122   $ 2,177,516
  Cash                                       1,610         3,599         1,954           591           567           948
  Receivables:
    Investments sold                       175,302         4,092        11,969         1,007        17,252        52,401
    Fund shares sold                        23,743         2,381         7,142           558         6,631        17,998
    Dividends                               19,719           607           193           183         1,438           525
    Interest                                    20         2,101            --           110           111            --
  Other assets                                 132             1             3            --            --            --
  Forward currency contracts                    --            --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------
Total Assets                            22,122,131       527,334       611,870       140,359     2,734,121     2,249,388
------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to custodian                            --            --            --            --            --            --
    Investments purchased                   41,069            36        19,971           213        56,695        47,636
    Fund shares repurchased                 14,784         2,089           975            47         1,176         1,312
    Advisory fees                           11,744           306           342            83         1,430         1,174
    Transfer agent fees and expenses         2,948            93           127            25           395           339
  Accrued expenses                           2,280           112           139            49           436           340
  Forward currency contracts                 1,639            --           400            --         1,568         1,298
------------------------------------------------------------------------------------------------------------------------
Total Liabilities                           74,464         2,636        21,954           417        61,700        52,099
------------------------------------------------------------------------------------------------------------------------
Net Assets                             $22,047,667   $   524,698   $   589,916   $   139,942   $ 2,672,421   $ 2,197,289
Shares Outstanding, $0.01 Par Value
 (unlimited shares authorized)             754,092        30,563        17,257         8,909        98,473       107,909
========================================================================================================================
Net Asset Value Per Share              $     29.24   $     17.17   $     34.18   $     15.71   $     27.14   $     20.36
========================================================================================================================

                STATEMENTS OF ASSETS AND LIABILITIES (continued)

                                                                      Janus
As of April 30, 1998, (unaudited)         Janus         Janus        Special        Janus         Janus         Janus
(all numbers in thousands                Olympus      Overseas     Situations      Twenty        Venture      Worldwide
except net asset value per share)         Fund          Fund          Fund          Fund          Fund          Fund
------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                  $   561,119   $ 3,403,600   $   764,881   $ 5,434,450   $   859,200   $10,416,443
========================================================================================================================
  Investments at value                 $   774,847   $ 4,319,569   $   910,117   $ 8,006,833   $ 1,228,589   $13,896,001
  Cash                                         532         1,693            --         5,322         5,103         1,561
  Receivables:
    Investments sold                        29,050        31,050        19,944        54,144        24,458        70,766
    Fund shares sold                         8,509        30,683         5,750        30,415         3,711       135,527
    Dividends                                  445        14,036         1,004         2,939           155        38,171
    Interest                                    --             6            --         6,908            --            15
  Other assets                                  --            24            --            46            16            --
  Forward currency contracts                    --         1,344            --            --            --           730
------------------------------------------------------------------------------------------------------------------------
Total Assets                               813,383     4,398,405       936,815     8,106,607     1,262,032    14,142,771
------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to custodian                            --            --         5,028            --            --            --
    Investments purchased                   11,073        46,591         8,896        15,929        17,860        52,325
    Fund shares repurchased                    443         1,614           996         3,486         1,203        32,319
    Advisory fees                              451         2,313           500         4,173           703         7,367
    Transfer agent fees and expenses           115           635           143         1,334           229         1,928
  Accrued expenses                             144           606           287         1,041           204           924
  Forward currency contracts                   285            --         1,072         2,421            --            --
------------------------------------------------------------------------------------------------------------------------
Total Liabilities                           12,511        51,759        16,922        28,384        20,199        94,863
------------------------------------------------------------------------------------------------------------------------
Net Assets                             $   800,872   $ 4,346,646   $   919,893   $ 8,078,223   $ 1,241,833   $14,047,908
Shares Outstanding, $0.01 Par Value
 (unlimited shares authorized)              38,038       213,261        55,365       208,188        22,353       312,425
========================================================================================================================
Net Asset Value Per Share              $     21.05   $     20.38   $     16.62   $     38.80   $     55.56   $     44.96
========================================================================================================================

An Explanation of the Statement of Assets and Liabilities
     This financial statement is often referred to as the "balance sheet." It lists the assets and liabilities of the funds on the last day of the fiscal period.
     The funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned, and the receivable for fund shares sold to investors but not yet settled. The funds' liabilities include payables for securities purchased but not yet settled, fund shares redeemed but not yet paid, and expenses owed but not yet paid.
     There may be other assets and liabilities such as forward currency contracts.
     The last line of this schedule reports the funds' net asset value (NAV) per share on the last day of the fiscal period. The NAV is calculated by dividing the funds' net assets (assets minus liabilities) by the number of shares outstanding.

See Notes to Financial Statements.

       JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   46 and 47

                      STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 1998,
(unaudited) and the fiscal year or                                                     Janus                       Janus
period ended October 31, 1997                              Janus                     Balanced                   Enterprise
(all numbers in thousands)                                 Fund                        Fund                        Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                      1998          1997          1998          1997          1998          1997
--------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                 $    14,158   $   149,574   $     4,626   $     7,455   ($   2,013)   ($   3,766)
  Net realized gain/(loss) from
   investment transactions                         637,987     3,110,339         7,850        34,483        72,948        33,040
  Change in unrealized net appreciation
   or depreciation of investments                3,068,449       495,474        47,511        17,621        23,087      (21,277)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
 Resulting from Operations                       3,720,594     3,755,387        59,987        59,559        94,022         7,997
--------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                         (149,576)     (120,830)       (5,089)       (6,418)            --            --
  Net realized gain from
   investment transactions*                    (3,061,874)   (1,689,077)      (34,067)      (19,020)      (34,479)      (30,151)
--------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions  (3,211,450)   (1,809,907)      (39,156)      (25,438)      (34,479)      (30,151)
--------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                    1,521,437     3,064,802       182,562       218,600       253,575       407,412
  Reinvested dividends and distributions         3,124,552     1,766,166        38,310        24,763        33,924        29,668
  Shares repurchased                           (2,136,800)   (3,060,294)      (77,164)     (124,369)     (308,954)     (595,101)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease)
 from Capital Share Transactions                 2,509,189     1,770,674       143,708       118,994      (21,455)     (158,021)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets            3,018,333     3,716,154       164,539       153,115        38,088     (180,175)
Net Assets:
  Beginning of period                           19,029,334    15,313,180       360,159       207,044       551,828       732,003
--------------------------------------------------------------------------------------------------------------------------------
  End of period                                $22,047,667   $19,029,334   $   524,698   $   360,159   $   589,916   $   551,828
================================================================================================================================
Net Assets Consist of:
  Capital(par value and paid-in surplus)*      $14,888,925   $12,379,736   $   434,808   $   291,100   $   361,498   $   382,952
  Undistributed net investment income/(loss)*       25,097       160,515         1,943         2,406        (2,012)           --
  Undistributed net realized
   gain/(loss) from investments*                   680,522     3,104,409         8,336        34,553        73,835        35,367
  Unrealized appreciation of
   investments and foreign currency              6,453,123     3,384,674        79,611        32,100       156,595       133,509
--------------------------------------------------------------------------------------------------------------------------------
                                               $22,047,667   $19,029,334   $   524,698   $   360,159   $   589,916   $   551,828
================================================================================================================================
Transactions in Fund Shares:
  Shares sold                                       55,155       114,499        11,201        14,343         8,007        13,843
  Reinvested distributions                         128,582        71,795         2,532         1,721         1,155         1,027
--------------------------------------------------------------------------------------------------------------------------------
Total                                              183,737       186,294        13,733        16,064         9,162        14,870
--------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                (77,796)     (112,847)       (4,700)       (8,152)       (9,786)      (20,455)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Fund Shares             105,941        73,447         9,033         7,912         (624)       (5,585)
--------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding Beginning of Period             648,151       574,704        21,530        13,618        17,881        23,466
--------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                   754,092       648,151        30,563        21,530        17,257        17,881
================================================================================================================================
Purchases and Sales of
 Investment Securities:
 (excluding short-term securities)
  Purchases of securities                      $ 7,994,681   $23,008,189   $   304,395   $   411,623   $   348,668   $   654,058
  Proceeds from sales of securities              9,011,078    20,176,583       192,395       334,092       416,122       835,021
  Purchases of long-term
   U.S. government obligations                          --            --         4,058        63,848            --            --
  Proceeds from sales of long-term
   U.S. government obligations                          --            --         5,180        45,558            --            --
================================================================================================================================

                 STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the six months ended April 30, 1998,
(unaudited) and the fiscal year or                          Janus                      Janus                       Janus
period ended October 31, 1997                           Equity Income            Growth and Income                Mercury
(all numbers in thousands)                                  Fund                       Fund                        Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                      1998          1997          1998          1997          1998          1997
--------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                 $        86   $       287   $     2,178   $     4,229   ($   1,998)   $     4,299
  Net realized gain/(loss) from
   investment transactions                           3,734         5,252       151,814       185,980       143,236       198,605
  Change in unrealized net appreciation
   or depreciation of investments                   16,035         6,343       258,830       241,318       257,800       116,617
--------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
 Resulting from Operations                          19,855        11,882       412,822       431,527       399,038       319,521
--------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                             (126)         (393)       (2,030)       (6,298)       (4,295)       (8,225)
  Net realized gain from
   investment transactions*                        (5,097)         (992)     (184,658)      (97,951)     (196,658)     (250,204)
--------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions      (5,223)       (1,385)     (186,688)     (104,249)     (200,953)     (258,429)
--------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                      112,898        81,250       696,845       906,848       741,316     1,157,958
  Reinvested dividends and distributions             5,284         1,306       182,898       101,813       196,626       252,800
  Shares repurchased                              (67,197)      (49,157)     (322,455)     (480,123)     (909,787)   (1,503,151)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease)
 from Capital Share Transactions                    50,985        33,399       557,288       528,538        28,155      (92,393)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets               65,617        43,896       783,422       855,816       226,240      (31,301)
Net Assets:
  Beginning of period                               74,325        30,429     1,888,999     1,033,183     1,971,049     2,002,350
--------------------------------------------------------------------------------------------------------------------------------
  End of period                                $   139,942   $    74,325   $ 2,672,421   $ 1,888,999   $ 2,197,289   $ 1,971,049
================================================================================================================================
Net Assets Consist of:
  Capital(par value and paid-in surplus)*      $   112,707   $    61,722   $ 1,875,200   $ 1,317,911   $ 1,516,169   $ 1,488,013
  Undistributed net investment income/(loss)*           46            87           970           823         (781)         5,512
  Undistributed net realized
   gain/(loss) from investments*                     3,801         5,163       150,850       183,694       139,365       192,788
  Unrealized appreciation of
   investments and foreign currency                 23,388         7,353       645,401       386,571       542,536       284,736
--------------------------------------------------------------------------------------------------------------------------------
                                               $   139,942   $    74,325   $ 2,672,421   $ 1,888,999   $ 2,197,289   $ 1,971,049
================================================================================================================================
Transactions in Fund Shares:
  Shares sold                                        7,915         6,443        28,068        40,425        40,666        65,228
  Reinvested distributions                             401           115         8,047         5,245        12,167        15,284
--------------------------------------------------------------------------------------------------------------------------------
Total                                                8,316         6,558        36,115        45,670        52,833        80,512
--------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                 (4,724)       (3,936)      (12,984)      (21,857)      (50,598)      (84,844)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Fund Shares               3,592         2,622        23,131        23,813         2,235       (4,332)
--------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding Beginning of Period               5,317         2,695        75,342        51,529       105,674       110,006
--------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                     8,909         5,317        98,473        75,342       107,909       105,674
================================================================================================================================
Purchases and Sales of
 Investment Securities:
 (excluding short-term securities)
  Purchases of securities                      $   109,537   $   108,410   $ 1,342,032   $ 2,032,309   $ 1,202,245   $ 2,839,050
  Proceeds from sales of securities                 66,998        79,110       930,830     1,711,207     1,378,035     2,999,417
  Purchases of long-term
   U.S. government obligations                          --         1,000            --            --            --            --
  Proceeds from sales of long-term
   U.S. government obligations                          --         1,007            --            --            --            --
================================================================================================================================

                 STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the six months ended April 30, 1998,
(unaudited) and the fiscal year or                         Janus                       Janus                       Janus
period ended October 31, 1997                             Olympus                    Overseas              Special Situations
(all numbers in thousands)                                 Fund                        Fund                        Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                      1998          1997          1998          1997          1998       1997(1)
--------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                 ($      536)  $     1,357   $    12,308   $    16,993   ($     273)   ($     109)
  Net realized gain/(loss) from
   investment transactions                          29,872        32,619       (29,332)       86,037        20,022        18,106
  Change in unrealized net appreciation
   or depreciation of investments                   96,261        82,685       621,915       231,923       110,871        33,300
--------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
 Resulting from Operations                         125,597       116,661       604,891       334,953       130,620        51,297
--------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                           (1,358)       (3,648)      (16,883)       (2,552)            --            --
  Net realized gain from
   investment transactions*                       (24,153)            --      (88,408)      (15,609)      (16,943)            --
--------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions     (25,511)       (3,648)     (105,291)      (18,161)      (16,943)            --
--------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                      242,214       529,820     2,742,455     4,520,982       610,880       389,647
  Reinvested dividends and distributions            25,145         3,545       102,321        17,781        16,475            --
  Shares repurchased                             (182,224)     (463,102)   (2,202,927)   (2,422,988)     (154,916)     (107,167)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease)
 from Capital Share Transactions                    85,135        70,263       641,849     2,115,775       472,439       282,480
--------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets              185,221       183,276     1,141,449     2,432,567       586,116       333,777
Net Assets:
  Beginning of period                              615,651       432,375     3,205,197       772,630       333,777            --
--------------------------------------------------------------------------------------------------------------------------------
  End of period                                $   800,872   $   615,651   $ 4,346,646   $ 3,205,197   $   919,893   $   333,777
================================================================================================================================
Net Assets Consist of:
  Capital(par value and paid-in surplus)*      $   558,836   $   473,702   $ 3,449,554   $ 2,807,706   $   754,919   $   282,480
  Undistributed net investment income/(loss)*        (627)         1,267        14,971        19,546         (273)            --
  Undistributed net realized
   gain/(loss) from investments*                    29,217        23,497      (35,173)        82,566        21,076        17,997
  Unrealized appreciation of
   investments and foreign currency                213,446       117,185       917,294       295,379       144,171        33,300
--------------------------------------------------------------------------------------------------------------------------------
                                               $   800,872   $   615,651   $ 4,346,646   $ 3,205,197   $   919,893   $   333,777
================================================================================================================================
Transactions in Fund Shares:
  Shares sold                                       12,761        33,016       149,474       262,026        40,750        32,037
  Reinvested distributions                           1,469           242         5,911         1,181         1,217            --
--------------------------------------------------------------------------------------------------------------------------------
Total                                               14,230        33,258       155,385       263,207        41,967        32,037
--------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                 (9,633)      (28,918)     (120,823)     (136,692)      (10,306)       (8,333)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Fund Shares               4,597         4,340        34,562       126,515        31,661        23,704
--------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding Beginning of Period              33,441        29,101       178,699        52,184        23,704            --
--------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                    38,038        33,441       213,261       178,699        55,365        23,704
================================================================================================================================
Purchases and Sales of
 Investment Securities:
 (excluding short-term securities)
  Purchases of securities                      $   572,081   $ 1,202,420   $ 2,243,997   $ 3,322,515   $   729,664   $   488,802
  Proceeds from sales of securities                507,240     1,107,630     1,399,514     1,331,836       275,134       217,384
  Purchases of long-term
   U.S. government obligations                          --            --            --            --            --            --
  Proceeds from sales of long-term
   U.S. government obligations                          --            --            --            --            --            --
================================================================================================================================

(1) Period from December 31, 1996, (inception) to October 31, 1997 *See Note 3 in Notes to Financial Statements.

An Explanation of the Statement of Changes in Net Assets
     This financial statement reports the increase or decrease in the funds' net assets during the reporting period. Changes in the funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This schedule is of importance to investors because it shows exactly what caused the funds' net asset size to change during the period. Investors can use this information to determine if the funds' growth was a result of operations or an increase in the number of shares being purchased.
     The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the funds' investment performance. The funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the fund to pay the distribution. If investors reinvest their dividends, the funds' net assets will not be affected. If you compare each fund's "Net decrease from dividends and distributions" to the
"Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each fund's net assets. This is because the majority of Janus investors reinvest their distributions.
     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the funds through purchases or withdraw via redemptions. The fund's net assets will increase and decrease in value as investors purchase and redeem shares from the fund.
     The section titled "Net Assets Consist of" breaks down the components of the funds' net assets. Because funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

See Notes to Financial Statements.

       JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   48 and 49

                STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the six months ended April 30, 1998,
(unaudited) and the fiscal year or                         Janus                       Janus                        Janus
period ended October 31, 1997                             Twenty                      Venture                     Worldwide
(all numbers in thousands)                                 Fund                        Fund                         Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                      1998          1997          1998          1997           1998           1997
----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                 $    15,310   $    16,587   ($   1,146)   $     1,510    $    23,919    $    50,795
  Net realized gain from
   investment transactions                         201,018       755,954        67,242       195,359          1,059        655,178
  Change in unrealized net appreciation
   or depreciation of investments                1,420,504       546,527        78,740      (52,099)     2,213,148        690,790
----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
 Resulting from Operations                       1,636,832     1,319,068       144,836       144,770      2,238,126      1,396,763
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                          (16,587)      (22,661)       (1,510)            --       (50,801)       (21,409)
  Net realized gain from
   investment transactions*                      (752,041)     (663,308)     (193,032)     (155,029)      (672,990)      (285,338)
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions    (768,628)     (685,969)     (194,542)     (155,029)      (723,791)      (306,747)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                    1,353,529     2,010,346       103,112       179,080      4,302,492      7,204,484
  Reinvested dividends and distributions           754,320       653,113       188,540       150,172        703,565        299,515
  Shares repurchased                             (768,900)   (1,362,932)     (252,454)     (807,968)    (2,830,709)    (2,702,975)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease)
 from Capital Share Transactions                 1,338,949     1,300,527        39,198     (478,716)      2,175,348      4,801,024
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets            2,207,153     1,933,626      (10,508)     (488,975)      3,689,683      5,891,040
Net Assets:
  Beginning of period                            5,871,070     3,937,444     1,252,341     1,741,316     10,358,225      4,467,185
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                $ 8,078,223   $ 5,871,070   $ 1,241,833   $ 1,252,341    $14,047,908    $10,358,225
==================================================================================================================================
Net Assets Consist of:
  Capital(par value and paid-in surplus)*      $ 5,289,542   $ 3,950,593   $   805,914   $   766,715    $10,567,291    $ 8,391,943
  Undistributed net investment income*              15,291        16,568           776         3,432         42,163         69,045
  Undistributed net realized
   gain/(loss) from investments*                   203,428       754,451        65,754       191,545       (41,790)        630,141
  Unrealized appreciation of
   investments and foreign currency              2,569,962     1,149,458       369,389       290,649      3,480,244      1,267,096
----------------------------------------------------------------------------------------------------------------------------------
                                               $ 8,078,223   $ 5,871,070   $ 1,241,833   $ 1,252,341    $14,047,908    $10,358,225
==================================================================================================================================
Transactions in Fund Shares:
  Shares sold                                       38,824        62,858         1,958         3,277        104,809        190,176
  Reinvested distributions                          24,756        23,127         3,903         2,884         18,742          8,941

Total                                               63,580        85,985         5,861         6,161        123,551        199,117
----------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                (22,393)      (42,422)       (4,792)      (15,340)       (69,771)       (69,584)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Fund Shares              41,187        43,563         1,069        (9,179)        53,780        129,533
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding Beginning of Period             167,001       123,438        21,284        30,463        258,645        129,112
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                   208,188       167,001        22,353        21,284        312,425        258,645
==================================================================================================================================
Purchases and Sales of
 Investment Securities:
 (excluding short-term securities)
  Purchases of securities                      $ 2,408,029   $ 5,967,189   $   624,911   $ 1,754,415    $ 5,395,380    $10,485,393
  Proceeds from sales of securities              1,907,897     5,818,841       786,449     2,388,474      3,660,205      5,673,413
  Purchases of long-term
   U.S. government obligations                     388,670            --            --            --             --             --
  Proceeds from sales of long-term
   U.S. government obligations                     188,367            --            --            --             --             --
==================================================================================================================================

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   50

                              FINANCIAL HIGHLIGHTS


For a share outstanding during the six
months ended April 30, 1998, (unaudited)
or through each fiscal year                                                        Janus Fund
or period ended October 31                       1998           1997           1996           1995           1994           1993
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $     29.36    $     26.65    $     23.37    $     19.62    $     20.81    $     18.86
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                           .02            .15            .31            .16            .17            .26
  Net gains or (losses) on securities
   (both realized and unrealized)                4.84           5.69           4.23           3.99          (.03)           2.88
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 4.86           5.84           4.54           4.15            .14           3.14
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)        (.23)          (.21)          (.13)          (.01)          (.39)          (.29)
  Distributions (from capital gains)           (4.75)         (2.92)         (1.13)          (.39)          (.94)          (.90)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (4.98)         (3.13)         (1.26)          (.40)         (1.33)         (1.19)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $     29.24    $     29.36    $     26.65    $     23.37    $     19.62    $     20.81
================================================================================================================================
Total Return*                                  20.01%         24.18%         20.31%         21.62%          0.75%         17.41%
================================================================================================================================
Net Assets, End of Period (in thousands)  $22,047,667    $19,029,334    $15,313,180    $11,962,970    $ 9,647,245    $ 9,098,000
Average Net Assets for the Period
 (in thousands)                           $20,161,342    $17,515,216    $13,753,157    $10,559,806    $ 9,338,807    $ 7,335,871
Ratio of Gross Expenses to
 Average Net Assets**(1)                        0.87%          0.87%          0.86%          0.87%             NA             NA
Ratio of Net Expenses to
 Average Net Assets**(1)                        0.85%          0.86%          0.85%          0.86%          0.91%          0.92%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets**                        0.14%          0.85%          0.91%          1.25%          1.12%          1.55%
Portfolio Turnover Rate**                         83%           132%           104%           118%           139%           127%
Average Commission Per Share              $     .0506    $     .0500    $     .0558             NA             NA             NA
--------------------------------------------------------------------------------------------------------------------------------

For a share outstanding during the six
months ended April 30, 1998, (unaudited)
or through each fiscal year                                                    Janus Balanced Fund
or period ended October 31                       1998           1997           1996           1995           1994           1993
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $     16.73    $     15.20    $     13.72    $     12.17    $     12.23    $     10.64
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                           .15            .36            .33            .61            .27            .19
  Net gains or (losses) on securities
   (both realized and unrealized)                1.98           2.88           2.22           1.52           (.09)          1.56
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 2.13           3.24           2.55           2.13            .18           1.75
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)        (.20)          (.36)          (.26)          (.58)          (.24)          (.16)
  Distributions (from capital gains)           (1.49)         (1.35)          (.81)             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (1.69)         (1.71)         (1.07)          (.58)          (.24)          (.16)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $     17.17    $     16.73    $     15.20    $     13.72    $     12.17    $     12.23
================================================================================================================================
Total Return*                                  14.00%         23.38%         19.39%         18.26%          1.51%         16.54%
================================================================================================================================
Net Assets, End of Period (in thousands)  $   524,698    $   360,159    $   207,044    $   124,545    $    93,546    $    72,547
Average Net Assets for the Period
 (in thousands)                           $   431,511    $   283,220    $   158,607    $   107,259    $    86,361    $    43,522
Ratio of Gross Expenses to
 Average Net Assets**(1)                        1.03%          1.12%          1.23%          1.35%             NA             NA
Ratio of Net Expenses to
 Average Net Assets**(1)                        1.01%          1.10%          1.21%          1.32%          1.42%          1.70%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets**                        2.16%          2.63%          2.35%          2.52%          2.28%          2.15%
Portfolio Turnover Rate**                         95%           139%           151%           185%           167%           131%
Average Commission Per Share              $     .0469    $     .0468    $     .0428             NA             NA             NA
--------------------------------------------------------------------------------------------------------------------------------

For a share outstanding during the six
months ended April 30, 1998, (unaudited)
or through each fiscal year                                                   Janus Enterprise Fund
or period ended October 31                       1998           1997           1996           1995           1994           1993
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $     30.86    $     31.19    $     27.14    $     24.43    $     21.87    $     17.09
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                   (.12)            --             --            .52           (.06)           .04
  Net gains or (losses) on securities
  (both realized and unrealized)                 5.40            .95           5.85           3.09           3.18           4.76
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 5.28            .95           5.85           3.61           3.12           4.80
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)           --             --             --          (.52)          (.02)          (.02)
  Distributions (from capital gains)           (1.96)         (1.28)         (1.80)          (.38)          (.54)             --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (1.96)         (1.28)         (1.80)          (.90)          (.56)          (.02)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $     34.18    $     30.86    $     31.19    $     27.14    $     24.43    $     21.87
================================================================================================================================
Total Return*                                  18.15%          3.31%         22.43%         15.46%         14.56%         28.09%
================================================================================================================================
Net Assets, End of Period (in thousands)  $   589,916    $   551,828    $   732,003    $   459,370    $   370,028    $   239,334
Average Net Assets for the Period
 (in thousands)                           $   560,456    $   613,784    $   596,313    $   407,791    $   269,595    $   188,345
Ratio of Gross Expenses to
 Average Net Assets**(1)                        1.06%          1.07%          1.14%          1.26%             NA             NA
Ratio of Net Expenses to
 Average Net Assets**(1)                        1.03%          1.04%          1.12%          1.23%          1.25%          1.36%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets**                      (0.72%)        (0.61%)        (0.78%)          0.02%        (0.32%)          0.14%
Portfolio Turnover Rate**                        127%           111%            93%           194%           193%           201%
Average Commission Per Share              $     .0351    $     .0360    $     .0333             NA             NA             NA
--------------------------------------------------------------------------------------------------------------------------------

(1) See "Explanation of the Financial  Highlights."
*Total return not annualized for periods of less than one full year **Annualized for periods of less than one full year
NA - Disclosure not applicable to prior periods

See Notes to Financial Statements.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   51

                              FINANCIAL HIGHLIGHTS

For a share outstanding during the six
months ended April 30, 1998, (unaudited)
or through each fiscal year or                                            Janus Growth and Income Fund
period ended October 31                          1998           1997           1996           1995           1994           1993
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $     25.07    $     20.05    $     18.13    $     14.69    $     15.24    $     12.95
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                           .02            .01            .16            .11            .19            .14
  Net gains or (losses) on securities
   (both realized and unrealized)                4.45           6.98           4.01           3.43          (.31)           2.29
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 4.47           6.99           4.17           3.54          (.12)           2.43
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)        (.02)          (.11)          (.08)          (.10)          (.10)          (.14)
  Distributions (from capital gains)           (2.38)         (1.86)         (2.17)             --          (.33)             --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (2.40)         (1.97)         (2.25)          (.10)          (.43)          (.14)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $     27.14    $     25.07    $     20.05    $     18.13    $     14.69    $     15.24
================================================================================================================================
Total Return*                                  19.66%         37.78%         25.56%         24.20%        (0.76%)         18.81%
================================================================================================================================
Net Assets, End of Period (in thousands)  $ 2,672,421    $ 1,888,999    $ 1,033,183    $   582,963    $   489,942    $   518,963
Average Net Assets for the Period
 (in thousands)                           $ 2,197,014    $ 1,415,563    $   773,343    $   498,442    $   499,831    $   404,285
Ratio of Gross Expenses to
 Average Net Assets**(3)                        0.94%          0.98%          1.05%          1.19%             NA             NA
Ratio of Net Expenses to
 Average Net Assets**(3)                        0.92%          0.96%          1.03%          1.17%          1.22%          1.28%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets**                        0.20%          0.30%          0.70%          1.11%          1.26%          1.13%
Portfolio Turnover Rate**                         91%           127%           153%           195%           123%           138%
Average Commission Per Share              $     .0449    $     .0588    $     .0520             NA             NA             NA
--------------------------------------------------------------------------------------------------------------------------------

For a share outstanding during the six
months ended April 30, 1998, (unaudited)
or through each fiscal year or                                                 Janus Mercury Fund
period ended October 31                          1998           1997           1996           1995           1994        1993(1)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $     18.65    $     18.20    $     17.38    $     14.12    $     11.70    $     10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                  (.02)          (.01)            .14            .16            .02          (.01)
  Net gains or (losses) on securities
   (both realized and unrealized)                3.67           2.82           2.74           3.37           2.40           1.71
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 3.65           2.81           2.88           3.53           2.42           1.70
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)        (.04)          (.08)             --          (.16)             --             --
  Distributions (from capital gains)           (1.90)         (2.28)         (2.06)          (.11)             --             --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (1.94)         (2.36)         (2.06)          (.27)             --             --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $     20.36    $     18.65    $     18.20    $     17.38    $     14.12    $     11.70
================================================================================================================================
Total Return*                                  22.29%         17.07%         18.18%         25.53%         20.68%         17.00%
================================================================================================================================
Net Assets, End of Period (in thousands)  $ 2,197,289    $ 1,971,049    $ 2,002,350    $ 1,520,768    $   596,330    $   112,725
Average Net Assets for the Period
 (in thousands)                           $ 1,968,596    $ 2,045,901    $ 1,838,593    $ 1,116,377    $   257,726    $    67,462
Ratio of Gross Expenses to
 Average Net Assets**(3)                        0.95%          0.98%          1.02%          1.14%             NA             NA
Ratio of Net Expenses to
 Average Net Assets**(3)                        0.92%          0.96%          1.00%          1.12%          1.33%          1.75%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets**                      (0.20%)          0.21%          0.45%          0.50%          0.25%        (0.40%)
Portfolio Turnover Rate**                        127%           157%           177%           201%           283%           151%
Average Commission Per Share              $     .0392    $     .0441    $     .0383             NA             NA             NA
--------------------------------------------------------------------------------------------------------------------------------

For a share outstanding during the six
months ended April 30, 1998, (unaudited)
or through each fiscal year or                                         Janus Overseas Fund
period ended October 31                          1998           1997           1996           1995         1994(2)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $     17.94    $     14.81    $     11.58    $     10.36    $     10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                    .06            .04            .10            .12          (.02)
  Net gains or (losses) on securities
   (both realized and unrealized)                2.98           3.39           3.34           1.10            .38
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 3.04           3.43           3.44           1.22            .36
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)        (.10)          (.04)          (.11)             --             --
  Distributions (from capital gains)            (.50)          (.26)          (.10)             --             --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (.60)          (.30)          (.21)             --             --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $     20.38    $     17.94    $     14.81    $     11.58    $     10.36
================================================================================================================================
Total Return*                                  17.55%         23.56%         30.19%         11.78%          3.60%
================================================================================================================================
Net Assets, End of Period (in thousands)  $ 4,346,646    $ 3,205,197    $   772,630    $   110,866    $    64,065
Average Net Assets for the Period
 (in thousands)                           $ 3,537,361    $ 2,093,370    $   335,098    $    77,668    $    36,645
Ratio of Gross Expenses to
 Average Net Assets**(3)                        0.95%          1.03%          1.26%          1.76%             NA
Ratio of Net Expenses to
 Average Net Assets**(3)                        0.93%          1.01%          1.23%          1.73%          2.16%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets**                        0.70%          0.81%          0.73%          0.36%        (0.64%)
Portfolio Turnover Rate**                         85%            72%            71%           188%           181%
Average Commission Per Share              $     .0282    $     .0329    $     .0234             NA             NA
--------------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from May 3, 1993, (inception) to October 31, 1993
(2) Fiscal period from May 2, 1994, (inception) to October 31, 1994
(3) See "Explanation of the Financial Highlights."
*Total return not annualized for periods of less than one full year **Annualized for periods of less than one full year
NA - Disclosure not applicable to prior periods

See Notes to Financial Statements.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   52

                              FINANCIAL HIGHLIGHTS

For a share outstanding during the six
months ended April 30, 1998, (unaudited)
each fiscal year or period                                                      Janus Twenty Fund
ended October 31                                 1998           1997           1996           1995           1994           1993
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $     35.16    $     31.90    $     30.12    $     24.24    $     25.85    $     22.75
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                    .07          (.09)            .37            .01            .16            .17
  Net gains or (losses) on securities
   (both realized and unrealized)                8.13           8.85           6.68           5.94         (1.07)           3.31
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 8.20           8.76           7.05           5.95          (.91)           3.48
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)        (.10)          (.18)             --          (.07)          (.25)          (.18)
  Distributions (from capital gains)           (4.46)         (5.32)         (5.27)             --          (.45)          (.20)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (4.56)         (5.50)         (5.27)          (.07)          (.70)          (.38)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $     38.80    $     35.16    $     31.90    $     30.12    $     24.24    $     25.85
================================================================================================================================
Total Return*                                  26.90%         31.65%         27.59%         24.67%        (3.52%)         15.39%
================================================================================================================================
Net Assets, End of Period (in thousands)  $ 8,078,223    $ 5,871,070    $ 3,937,444    $ 2,995,751    $ 2,742,812    $ 3,748,796
Average Net Assets for the Period
 (in thousands)                           $ 6,557,379    $ 4,989,616    $ 3,385,561    $ 2,716,278    $ 3,051,194    $ 3,545,727
Ratio of Gross Expenses to
 Average Net Assets**(1)                        0.90%          0.93%          0.93%          1.00%             NA             NA
Ratio of Net Expenses to
 Average Net Assets**(1)                        0.89%          0.91%          0.92%          0.99%          1.02%          1.05%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets**                        0.47%          0.33%          0.67%          0.62%          0.57%          0.87%
Portfolio Turnover Rate**                         70%           123%           137%           147%           102%            99%
Average Commission Per Share              $     .0615    $     .0567    $     .0571             NA             NA             NA
--------------------------------------------------------------------------------------------------------------------------------

For a share outstanding during the six
months ended April 30, 1998, (unaudited)
or through each fiscal year                                                     Janus Venture Fund
or period ended October 31                       1998           1997           1996           1995           1994           1993
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $     58.84    $     57.16    $     59.53    $     52.86    $     53.25    $     47.74
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                    .04            .16             --            .05            .11            .66
  Net gains or (losses) on securities
   (both realized and unrealized)                6.04           6.80           5.09           9.49           4.40           6.72
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 6.08           6.96           5.09           9.54           4.51           7.38
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)        (.07)             --          (.01)          (.03)          (.53)         (1.16)
  Distributions (from capital gains)           (9.29)         (5.28)         (7.45)         (2.84)         (4.37)          (.71)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (9.36)         (5.28)         (7.46)         (2.87)         (4.90)         (1.87)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $     55.56    $     58.84    $     57.16    $     59.53    $     52.86    $     53.25
================================================================================================================================
Total Return*                                  12.61%         13.38%          9.28%         19.24%          9.23%         15.76%
================================================================================================================================
Net Assets, End of Period (in thousands)  $ 1,241,833    $ 1,252,341    $ 1,741,316    $ 1,753,201    $ 1,550,476    $ 1,836,657
Average Net Assets for the Period
 (in thousands)                           $ 1,223,556    $ 1,379,145    $ 1,822,801    $ 1,612,514    $ 1,562,521    $ 1,792,532
Ratio of Gross Expenses to
 Average Net Assets**(1)                        0.93%          0.94%          0.89%          0.92%             NA             NA
Ratio of Net Expenses to
 Average Net Assets**(1)                        0.91%          0.92%          0.88%          0.91%          0.96%          0.97%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets**                      (0.19%)          0.11%        (0.33%)          0.29%          0.27%          1.29%
Portfolio Turnover Rate**                        110%           146%           136%           113%           114%           139%
Average Commission Per Share              $     .0390    $     .0391    $     .0382             NA             NA             NA
--------------------------------------------------------------------------------------------------------------------------------

For a share outstanding during the six
months ended April 30, 1998, (unaudited)
or through each fiscal year                                                   Janus Worldwide Fund
or period ended October 31                       1998           1997           1996           1995           1994           1993
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $     40.05    $     34.60    $     27.65    $     27.00    $     24.16    $     18.95
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                    .06          (.08)            .49            .81            .15            .14
  Net gains or (losses) on securities
   (both realized and unrealized)                7.64           7.73           7.79           1.39           3.34           5.29
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 7.70           7.65           8.28           2.20           3.49           5.43
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)        (.20)          (.15)          (.26)          (.54)          (.27)          (.22)
  Distributions (from capital gains)           (2.59)         (2.05)         (1.07)         (1.01)          (.38)             --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (2.79)         (2.20)         (1.33)         (1.55)          (.65)          (.22)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $     44.96    $     40.05    $     34.60    $     27.65    $     27.00    $     24.16
================================================================================================================================
Total Return*                                  20.61%         23.34%         31.00%          8.89%         14.76%         28.79%
================================================================================================================================
Net Assets, End of Period (in thousands)  $14,047,908    $10,358,225    $ 4,467,185    $ 1,804,354    $ 1,587,120    $   754,608
Average Net Assets for the Period
 (in thousands)                           $11,579,877    $ 7,783,669    $ 2,953,495    $ 1,622,142    $ 1,244,194    $   379,259
Ratio of Gross Expenses to
 Average Net Assets**(1)                        0.90%          0.97%          1.02%          1.24%             NA             NA
Ratio of Net Expenses to
 Average Net Assets**(1)                        0.88%          0.95%          1.01%          1.23%          1.12%          1.32%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets**                        0.42%          0.65%          0.73%          0.99%          0.42%          0.92%
Portfolio Turnover Rate**                         66%            79%            80%           142%           158%           124%
Average Commission Per Share              $     .0434    $     .0561    $     .0311             NA             NA             NA
--------------------------------------------------------------------------------------------------------------------------------

(1) See "Explanation of the Financial Highlights."
*Total return not annualized for periods of less than one full year **Annualized for periods of less than one full year
NA - Disclosure not applicable to prior periods

See Notes to Financial Statements.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   53

                              FINANCIAL HIGHLIGHTS

For a share outstanding during the six                          Janus                                        Janus
months ended April 30, 1998, (unaudited)                    Equity Income                                   Olympus
or through each fiscal year                                     Fund                                         Fund
or period ended October 31                       1998           1997         1996(1)          1998           1997         1996(2)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $     13.98    $     11.29    $     10.00    $     18.41    $     14.86    $     12.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                           .01            .09            .07           (.01)           .04            .13
  Net gains or (losses) on securities
   (both realized and unrealized)                2.62           3.11           1.25           3.40           3.64           2.73
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 2.63           3.20           1.32           3.39           3.68           2.86
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)        (.02)          (.12)          (.03)          (.04)          (.13)             --
  Distributions (from capital gains)            (.88)          (.39)             --          (.71)             --             --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (.90)          (.51)          (.03)          (.75)          (.13)             --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $     15.71    $     13.98    $     11.29    $     21.05    $     18.41    $     14.86
================================================================================================================================
Total Return*                                  19.90%         29.46%         13.20%         19.35%         24.98%         23.83%
================================================================================================================================
Net Assets, End of Period (in thousands)  $   139,942    $    74,325    $    30,429    $   800,872    $   615,651    $   432,375
Average Net Assets for the Period
 (in thousands)                           $   104,185    $    46,054    $    21,424    $   677,454    $   517,424    $   276,006
Ratio of Gross Expenses to
 Average Net Assets**(4)                        1.22%          1.48%          1.79%          1.00%          1.06%          1.17%
Ratio of Net Expenses to
 Average Net Assets**(4)                        1.19%          1.45%          1.71%          0.97%          1.03%          1.15%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets**                        0.17%          0.62%          3.09%         (0.16%)         0.26%          1.64%
Portfolio Turnover Rate**                        136%           180%           325%           156%           244%           303%
Average Commission Per Share              $     .0450    $     .0437    $     .0350    $     .0444    $     .0496    $     .0336
--------------------------------------------------------------------------------------------------------------------------------

                                                       Janus
For a share outstanding during the six                Special
months ended April 30, 1998, (unaudited)            Situations
or through each fiscal year                            Fund
or period ended October 31                       1998         1997(3)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $     14.08    $     10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                            --             --
  Net gains or (losses) on securities
   (both realized and unrealized)                3.20           4.08
--------------------------------------------------------------------------------
Total from Investment Operations                 3.20           4.08
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)           --             --
  Distributions (from capital gains)             (.66)            --
--------------------------------------------------------------------------------
Total Distributions                              (.66)            --
--------------------------------------------------------------------------------
Net Asset Value, End of Period            $     16.62    $     14.08
================================================================================
Total Return*                                  23.75%         40.80%
================================================================================
Net Assets, End of Period (in thousands)  $   919,893    $   333,777
Average Net Assets for the Period
 (in thousands)                           $   563,238    $   168,215
Ratio of Gross Expenses to
 Average Net Assets**(4)                        1.10%          1.20%
Ratio of Net Expenses to
 Average Net Assets**(4)                        1.08%          1.18%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets**                      (0.10%)        (0.08%)
Portfolio Turnover Rate**                         99%           146%
Average Commission Per Share              $     .0353    $     .0417
--------------------------------------------------------------------------------
(1) Fiscal period June 28, 1996, (inception) to October 31, 1996
(2) Fiscal period December 29, 1995, (inception) to October 31, 1996
(3) Fiscal period December 31, 1996, (inception) to October 31, 1997
(4) See "Explanation of the Financial Highlights."
*Total return not annualized for periods of less than one full year
**Annualized for periods of less than one full year
NA - Disclosure not applicable to prior periods

See Notes to Financial Statements.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   54

                              FINANCIAL HIGHLIGHTS

An Explanation of the Financial Highlights
     This schedule provides a per-share breakdown of the components that affect the funds' NAV for the current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.
     The first line in the table reflects the funds' NAV per share at the beginning of the fiscal period. The next line reports the funds' net investment income per share, which comprises dividends and interest income earned on securities held by the funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the fiscal period.
     Also included in the Financial Highlights are the funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.
     The funds' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of brokerage commissions and uninvested cash balances earning interest or balance credits. The Statements of Operations reflect the total expenses before any offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.
     Expense ratios prior to any expense offset are part of disclosure requirements imposed in 1996. Years prior to 1995 do not reflect this information.
     The next line reports the ratio of net investment income, which is the income earned divided by the average net assets of a fund during the reporting period. Don't confuse this ratio with a fund's yield. The net investment income ratio is not a true measure of a fund's yield because it doesn't take into account the dividends distributed to the fund's investors.
     The next ratio provided in this table is the portfolio turnover rate, which measures the amount of buying and selling activity in the funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a fund, the nature of the fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate would mean that an amount equal to the value of the portfolio is sold in an average of six months.
     The last item in the table is the average commission rate per share. This number is derived by taking the agency commissions paid on equity securities trades (excluding Syndicate or IPO and principal trades amounts, but including foreign commissions) and dividing by the number of shares purchased. This is a requirement under SEC regulations but is not a meaningful representation of actual costs incurred.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   55

                       NOTES TO SCHEDULES OF INVESTMENTS

ECU - European Currency Unit

JPY - Japanese Yen

*Non income-producing security

**A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.

+Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

#The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Below is a summary of the transactions with each such affiliate for the period ended April 30, 1998.

                                           Purchases                    Sales             Realized        Dividend      Market Value
                                      Shares       Cost          Shares        Cost      Gain/(Loss)       Income        at 4/30/98
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund
Cadence Design Systems, Inc.(1)      4,114,420  $109,525,657           --            --             --            --  $  675,645,626
Chancellor Media Corp.(2)            4,892,520   179,336,807           --            --             --            --     360,644,543
Comcast Corp. - Special Class A     15,532,475   480,848,587           --            --             --   $   682,164     714,792,431
Cytec Industries, Inc.                      --            --      700,000  $ 19,978,225   $ 14,445,553            --     150,602,194
Federal-Mogul Corp.                    225,900     9,878,113       45,000     2,041,512       (55,304)       849,792     229,207,219
Gartner Group, Inc. - Class A        5,565,280   198,739,820           --            --             --            --     184,349,900
Maxim Integrated Products, Inc.(3)   8,295,900   280,809,959           --            --             --            --     454,497,338
Meredith Corp.                       1,041,900    39,757,958           --            --             --       350,526     134,828,650
Parametric Technology Co.(4)         5,357,500   160,547,623           --            --             --            --     676,043,156
Pioneer Natural Resources Co.               --            --    4,727,425   194,407,711   (86,655,644)            --              --
Smith International, Inc.              437,900    26,327,338    3,550,775   221,309,647   (32,392,269)            --              --
Univision Communications,
 Inc. - Class A(5)                   1,457,789    56,314,685           --            --             --            --     126,135,822
UNUM Corp.(6)                               --            --    4,368,271   104,226,822     18,423,990     1,683,714     192,864,621
Wang Laboratories, Inc.                     --            --           --            --             --            --      57,375,000
Wolters Kluwer N.V                   1,275,041   184,125,528        8,700     1,300,237          6,847            --     465,557,953
------------------------------------------------------------------------------------------------------------------------------------
                                              $1,726,212,075               $543,264,154  ($86,226,827)   $ 3,566,196  $4,422,544,453
------------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund
PriCellular Corp. - Class A                 --            --    1,077,025  $  8,443,876   $  5,381,287            --              --
------------------------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund
Dime Community Bancorp, Inc.            10,000  $    237,187      810,000  $  9,730,937   $  7,329,044   $    56,920              --
------------------------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund
Ocean Rig ASA                               --            --    3,379,096  $  6,649,277  ($ 2,768,313)            --  $   20,710,551
------------------------------------------------------------------------------------------------------------------------------------
Janus Olympus Fund
CorporateFamily Solutions, Inc.        100,000  $  2,245,000           --            --             --            --  $   10,528,191
------------------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund
Koninklijke Ahrend Groep N.V.(7)            --            --      169,628  $  5,308,217  ($    59,701)            --  $   25,182,087
Ortivus A.B. - B Shares(8)                  --            --           --            --             --            --      10,657,500
------------------------------------------------------------------------------------------------------------------------------------
                                                          --               $  5,308,217  ($    59,701)            --  $   35,839,587
------------------------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund
Bally Total Fitness Holding Corp.      603,100  $ 17,960,153           --            --             --            --  $   43,145,325
ITEQ, Inc.                              39,600       396,792           --            --             --            --      11,696,850
Magnum Hunter Resources, Inc.        1,503,075     8,363,983           --            --             --            --      10,239,698
------------------------------------------------------------------------------------------------------------------------------------
                                                $ 26,720,928                         --             --            --  $   65,081,873
------------------------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund
UAL Corp.                                   --            --    2,278,065  $111,615,527   $ 83,591,569            --  $  122,198,512
Janus Venture Fund
Chester Bancorp, Inc.                       --            --      103,725  $  1,481,479   $    309,833   $     7,261              --
Community Financial Corp.                   --            --           --            --             --        48,256  $    4,439,575
Engineering Animation, Inc.(9)         240,000  $  9,570,938           --            --             --            --      21,206,250
First Bergen Bancorp                        --            --           --            --             --        19,213       3,650,375
South Street Financial Corp.                --            --           --            --             --        49,000       2,572,500
Southern Electronics Corp.(10)              --            --      217,500     4,211,165    (1,401,259)            --              --
UTI Energy Corp.                            --            --      350,000    13,037,164    (6,302,974)            --              --
------------------------------------------------------------------------------------------------------------------------------------
                                                $  9,570,938                $18,729,808   ($7,394,400)   $    123,730 $   31,868,700
------------------------------------------------------------------------------------------------------------------------------------

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   56

                       NOTES TO SCHEDULES OF INVESTMENTS

                                           Purchases                    Sales             Realized        Dividend      Market Value
                                      Shares       Cost          Shares        Cost      Gain/(Loss)       Income        at 4/30/98
------------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund
Amer Group, Ltd.                            --            --    1,248,452  $ 26,630,189  ($ 2,769,158)            --              --
Assa-Abloy A.B. - Class B                   --            --           --            --             --            --  $  159,705,172
Atos S.A                                    --            --       21,429     1,550,865      1,805,398            --      94,640,559
Cellular Communications International,
  Inc.(11)                             895,133  $ 45,001,279           --            --             --            --      39,385,830
Grupo Casa Autrey S.A. de C.V. (ADR)        --            --       85,112     1,944,009      (547,508)            --      21,038,522
JBA Holdings PLC                            --            --      439,512     3,520,077      1,164,181   $   182,323      20,146,706
NTT Data Corp. 845                  44,406,211           300   11,856,214     2,462,443        172,611   145,224,678
SAS Norge ASA - Class B                     --            --      321,273     3,514,659      1,527,539       639,235      19,984,305
Securitas A.B. - Class B                    --            --           --            --             --            --     133,229,361
Tomra Systems ASA                           --            --      538,608     7,711,619      5,551,346        78,736      47,092,952
------------------------------------------------------------------------------------------------------------------------------------
                                                $ 89,407,490               $ 56,727,632    $ 9,194,241   $ 1,072,905  $  680,448,085
------------------------------------------------------------------------------------------------------------------------------------

 (1) Adjusted for 2-for-1 stock split 11/17/97
 (2) Adjusted for 2-for-1 stock split 1/13/98
 (3) Adjusted for 2-for-1 stock split 12/22/97
 (4) Adjusted for 2-for-1 stock split 3/9/98
 (5) Adjusted for 2-for-1 stock split 1/13/98
 (6) Adjusted for 2-for-1 stock split 6/3/97
 (7) Adjusted for 2-for-1 stock split 7/1/97
 (8) Adjusted for 2-for-1 stock split 4/23/98
 (9) Adjusted for 3-for-2 stock split 3/2/98
(10) Name change from Southern Electronics Corp. effective 11/25/97
(11) Adjusted for 3-for-2 stock split 4/15/98

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   57

                         NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the funds operate and the methods used in preparing and presenting this report.

1. Organization and Significant Accounting Policies
     Janus  Investment  Fund (the  "Trust") is registered  under the  Investment
Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Twelve series of shares ("Equity Funds" or "Funds") included in this report invest primarily in equity securities. Each Fund is diversified as defined in the 1940 Act, with the exception of Janus Enterprise, Janus Olympus, Janus Special Situations and Janus Twenty Funds, which are nondiversified. Organization costs were borne by Janus Capital Corporation ("Janus Capital").
     The following policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the investment company industry.

Investment Valuation
     Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith by the Funds' Trustees.

Investment Transactions and Investment Income
     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Forward Currency Transactions and Futures Contracts
     The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.
     Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.
     Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.
     Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.
     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
     The Funds may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Dividend Distributions and Expenses
     Dividends for Janus Balanced, Janus Equity Income and Janus Growth and Income Funds are declared and distributed quarterly and capital gains (if any) are distributed annually. The remaining nine Equity Funds generally declare and distribute dividends and capital gains (if any) annually. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

Federal Income Taxes
     The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   58

                         NOTES TO FINANCIAL STATEMENTS

2. Investment Advisory Agreement and Other Transactions with Affiliates
     The advisory agreement with the Funds spells out the fees that the Funds must pay for the period ended April 30, 1998. Each of the Funds was subject to the following schedule:

                    Average Daily Net                Annual Rate
Fee Schedule        Assets of Fund                Percentage (%)
--------------------------------------------------------------------------------
Equity Funds        First $300 Million                       .75
                    Next $200 Million                        .70
                    Over $500 Million                        .65
--------------------------------------------------------------------------------
     Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per fund, plus $4.00 per shareholder account (excluding Janus and Janus Venture Funds) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).
     Officers and certain trustees of the Funds are also officers and/ or directors of Janus Capital; however, they receive no compensation from the Funds.
     DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the year or period ended April 30, 1998, are noted below.

                                DST Securities, Inc     Fund
                                    Commissions        Expense
                                        Paid*         Reduction*        DST Fees
--------------------------------------------------------------------------------
Janus Fund                            $363,903         $272,927         $888,175
--------------------------------------------------------------------------------
Janus Balanced Fund                      6,123            4,592           43,573
--------------------------------------------------------------------------------
Janus Enterprise Fund                    2,227            1,670          106,936
--------------------------------------------------------------------------------
Janus Equity Income Fund                   910              682           18,182
--------------------------------------------------------------------------------
Janus Growth and Income Fund            49,200           36,900          172,992
--------------------------------------------------------------------------------
Janus Mercury Fund                      13,734           10,300          269,012
--------------------------------------------------------------------------------
Janus Olympus Fund                      11,718            8,788           74,654
--------------------------------------------------------------------------------
Janus Overseas Fund                      4,968            3,726          189,334
--------------------------------------------------------------------------------
Janus Special Situations Fund            5,100            3,825           61,581
--------------------------------------------------------------------------------
Janus Twenty Fund                       22,000           16,500          513,381
--------------------------------------------------------------------------------
Janus Venture Fund                      10,288            7,716          143,998
--------------------------------------------------------------------------------
Janus Worldwide Fund                    19,718           14,788          549,323
--------------------------------------------------------------------------------

*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3. Federal Income Tax
     The Funds have elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.
     There were no net capital loss carryovers as of October 31, 1997. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 1998, are as follows:

                                                           at April 30, 1998
                                 ---------------------------------------------------------------------
                                                                                             Net
                                    Federal Tax       Unrealized        Unrealized      Appreciation/
                                       Cost          Appreciation     (Depreciation)    (Depreciation)
------------------------------------------------------------------------------------------------------
Janus Fund                       $15,462,416,546    $6,558,252,128    ($119,063,458)    $6,439,188,670
------------------------------------------------------------------------------------------------------
Janus Balanced Fund                  434,945,437        82,044,589       (2,437,334)        79,607,255
------------------------------------------------------------------------------------------------------
Janus Enterprise Fund                434,651,745       162,000,729       (6,043,935)       155,956,794
------------------------------------------------------------------------------------------------------
Janus Equity Income Fund             114,523,454        24,703,328       (1,316,618)        23,386,710
------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund       2,061,685,986       663,713,111      (17,277,410)       646,435,701
------------------------------------------------------------------------------------------------------
Janus Mercury Fund                 1,636,915,328       561,778,096      (21,177,467)       540,600,629
------------------------------------------------------------------------------------------------------
Janus Olympus Fund                   563,063,308       219,359,578       (7,576,383)       211,783,195
------------------------------------------------------------------------------------------------------
Janus Overseas Fund                3,404,536,884     1,001,435,198      (86,403,380)       915,031,818
------------------------------------------------------------------------------------------------------
Janus Special Situations Fund        765,201,825       152,336,863       (7,421,270)       144,915,593
------------------------------------------------------------------------------------------------------
Janus Twenty Fund                  5,434,618,092     2,630,203,153      (57,988,246)     2,572,214,907
------------------------------------------------------------------------------------------------------
Janus Venture Fund                   859,200,174       382,298,773      (12,910,131)       369,388,642
------------------------------------------------------------------------------------------------------
Janus Worldwide Fund              10,419,954,867     3,665,177,281     (189,130,693)     3,476,046,588
------------------------------------------------------------------------------------------------------

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   59

             This space available for your notes and computations.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   60

             This space available for your notes and computations.

          JANUS EQUITY FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   61

[LOGO]  JANUS

100 Fillmore Street
Denver, Colorado 80206-4923
1-800-525-3713

Funds distributed by Janus Distributors, Inc. Member NASD.

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